SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT No. 2-75010

  UNDER THE SECURITIES ACT OF 1933           [X]
 Pre-Effective Amendment No.                 [ ]
 Post-Effective Amendment No. 43             [X]

and

REGISTRATION STATEMENT No. 811-3329
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 43                            [X]

Variable Insurance Products Fund
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number:  617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
 ( ) immediately upon filing pursuant to paragraph (b).
 (X) on April 30, 2000 pursuant to paragraph (b).
 ( ) 60 days after filing pursuant to paragraph (a)(1).
 ( ) on (            ) pursuant to paragraph (a)(1) of Rule 485.
 ( ) 75 days after filing pursuant to paragraph (a)(2).
 ( ) on (            ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



EACH FUND OFFERS ITS SHARES ONLY TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES THAT OFFER VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS. A FUND MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY. IF A FUND IN THIS PROSPECTUS IS NOT AVAILABLE IN YOUR STATE, THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION WITH RESPECT TO THAT FUND. PLEASE READ THIS PROSPECTUS TOGETHER WITH YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE PRODUCT PROSPECTUS.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

FIDELITY(REGISTERED TRADEMARK)
VARIABLE INSURANCE PRODUCTS
INITIAL CLASS

GROWTH AND GROWTH & INCOME FUNDS:
INDEX 500 PORTFOLIO
MID CAP PORTFOLIO
GROWTH OPPORTUNITIES PORTFOLIO
CONTRAFUND(registered trademark) PORTFOLIO
GROWTH PORTFOLIO
OVERSEAS PORTFOLIO
BALANCED PORTFOLIO
EQUITY-INCOME PORTFOLIO
GROWTH & INCOME PORTFOLIO
ASSET ALLOCATION FUNDS:
ASSET MANAGER PORTFOLIO SM
ASSET MANAGER: GROWTH PORTFOLIO SM
INCOME FUNDS:
INVESTMENT GRADE BOND PORTFOLIO
HIGH INCOME PORTFOLIO
MONEY MARKET FUND:
MONEY MARKET PORTFOLIO

PROSPECTUS

APRIL 30, 2000

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         7   PERFORMANCE

                         18  OPERATING EXPENSES

FUND BASICS              21  INVESTMENT DETAILS

                         29  VALUING SHARES

SHAREHOLDER INFORMATION  29  BUYING AND SELLING SHARES

                         29  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

                         30  TAX CONSEQUENCES

FUND SERVICES            30  FUND MANAGEMENT

                         32  FUND DISTRIBUTION

APPENDIX                 32  FINANCIAL HIGHLIGHTS

                         47 ADDITIONAL INFORMATION ABOUT THE STANDARD & POOR'S 500SM INDEX


   FUND SUMMARY

INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

   VIP     INDEX 500 PORTFOLIO seeks investment results that
correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 SM
I    ndex (S&P 500   (registered trademark)    ).

PRINCIPAL INVESTMENT STRATEGIES

Bankers Trust Company (BT)'s principal investment strategies include:

(small solid bullet) Normally investing at least 80% of assets in common stocks included in the S&P 500.

(small solid bullet) Using statistical sampling techniques based on such factors a s capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, and earnings growth.

(small solid bullet) Lending securities to earn income for the fund.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     MID CAP PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) N   ormally investing at least 65% of total
assets in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the
Standard & Poor's MidCap 400 Index (S&P MidCap 400(registered
trademark)    )).

(small solid bullet) Potentially investing in companies with smaller or larger market capitalizations.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital
growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Potentially investing in other types of securities, including bonds which may be lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Investing in securities of companies whose value it believes is not fully recognized by the public.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     GROWTH PORTFOLIO seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

(small solid bullet) "GROWTH" INVESTING. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in foreign securities.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     BALANCED PORTFOLIO seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.

(small solid bullet) Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.
(small solid bullet) Analyzing an issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     EQUITY-INCOME PORTFOLIO seeks reasonable income. The fund
will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

(small solid bullet) Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.

(small solid bullet) Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER PORTFOLIO seeks to obtain high total return
with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total
return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (50%-100%), bond class (0%-50%), and short-term/money market class (0%-50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of
current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.

(small solid bullet) Allocating assets across different market sectors and maturities.
(small solid bullet) Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     HIGH INCOME PORTFOLIO seeks a high level of current income while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

(small solid bullet) Potentially investing in non-income producing securities, including defaulted securities and common stocks.

(small solid bullet) Investing in companies in troubled or uncertain financial condition.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP     MONEY MARKET PORTFOLIO seeks as high a level of current
income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing in U.S. dollar-denominated money market securities and repurchase agreements, and entering into reverse repurchase agreements.

(small solid bullet) Investing more than 25% of total assets in the financial services industry.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) FINANCIAL SERVICES EXPOSURE. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE

The following information illustrates VIP Mid Cap's performance over
the past year, the changes in each fund's (   other than     VIP Mid
Cap's) performance from year to year, compares the performance of Initial Class of each fund (other than VIP Money Market) to the performance of a market index over various periods of time, and compares the performance of Initial Class of each fund (other than VIP Money Market, VIP Asset Manager and VIP Asset Manager: Growth) to an average of the performance of similar funds over various periods of time. Initial Class of VIP Balanced, VIP Asset Manager, and VIP Asset
Manager: Growth also compares its performance to the performance of a
combination of market indexes over various periods of time.    Returns
for Initial Class of each fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product. Returns for Initial Class of each fund would be lower if the effect of those sales charges and expenses were
included.     Returns are based on past results and are not an
indication of future performance.

YEAR-BY-YEAR RETURNS


VIP INDEX 500 - INITIAL CLASS

Calendar Years                             1993   1994   1995    1996    1997    1998    1999

                                           9.74%  1.04%  37.19%  22.71%  32.83%  28.31%  20.52%




Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: 9.739999999999998
Row: 5, Col: 1, Value: 1.04
Row: 6, Col: 1, Value: 37.19000000000001
Row: 7, Col: 1, Value: 22.71
Row: 8, Col: 1, Value: 32.83
Row: 9, Col: 1, Value: 28.31
Row: 10, Col: 1, Value: 20.52

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP INDEX 500, THE HIGHEST RETURN FOR A QUARTER WAS 21.36% (QUARTER ENDED
DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.96%
(QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP INDEX 500 WAS 2.20%.


VIP MID CAP - INITIAL CLASS

Calendar Year                                                    1999

                                                                 49.04%




Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 49.04

DURING THE PERIOD SHOWN IN THE CHART FOR INITIAL CLASS OF VIP MID CAP, THE HIGHEST RETURN FOR A QUARTER WAS 32.12% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -1.27% (QUARTER
ENDED SEPTEMBER 30, 1999).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP MID CAP WAS 24.31    %.


VIP GROWTH OPPORTUNITIES - INITIAL CLASS

Calendar Years                                                    1996    1997    1998    1999

                                                                  18.27%  29.95%  24.61%  4.27%




Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: 18.27
Row: 8, Col: 1, Value: 29.95
Row: 9, Col: 1, Value: 24.61
Row: 10, Col: 1, Value: 4.270000000000001

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP GROWTH OPPORTUNITIES, THE HIGHEST RETURN FOR A QUARTER WAS 20.74% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
-7.99% (QUARTER ENDED SEPTEMBER 30, 1999).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP
GROWTH OPPORTUNITIES WAS    0.14    %.


VIP CONTRAFUND - INITIAL CLASS

Calendar Years                                          1996    1997    1998    1999

                                                        21.22%  24.14%  29.98%  24.25%




Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: 21.22
Row: 8, Col: 1, Value: 24.14
Row: 9, Col: 1, Value: 29.98
Row: 10, Col: 1, Value: 24.25

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
CONTRAFUND, THE HIGHEST RETURN FOR A QUARTER WAS 23.56% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.89%
(QUARTER ENDED SEPTEMBER 30, 1998).

T   HE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP CONTRAFUND WAS 5.45%    .


VIP GROWTH - INITIAL CLASS

Calendar Years              1990     1991    1992   1993    1994    1995    1996    1997    1998    1999

                            -11.73%  45.51%  9.32%  19.37%  -0.02%  35.36%  14.71%  23.48%  39.49%  37.44%




Percentage (%)
Row: 1, Col: 1, Value: -11.73
Row: 2, Col: 1, Value: 45.51
Row: 3, Col: 1, Value: 9.32
Row: 4, Col: 1, Value: 19.37
Row: 5, Col: 1, Value: -0.02
Row: 6, Col: 1, Value: 35.36
Row: 7, Col: 1, Value: 14.71
Row: 8, Col: 1, Value: 23.48
Row: 9, Col: 1, Value: 39.49
Row: 10, Col: 1, Value: 37.44

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP GROWTH, THE HIGHEST RETURN FOR A QUARTER WAS 24.29% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -20.80% (QUARTER ENDED SEPTEMBER 30, 1990).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP GROWTH WAS     8.72%.


VIP OVERSEAS - INITIAL CLASS

Calendar Years                1990    1991   1992     1993    1994   1995   1996    1997    1998    1999

                              -1.67%  8.00%  -10.72%  37.35%  1.72%  9.74%  13.15%  11.56%  12.81%  42.55%




Percentage (%)
Row: 1, Col: 1, Value: -1.67
Row: 2, Col: 1, Value: 8.0
Row: 3, Col: 1, Value: -10.72
Row: 4, Col: 1, Value: 37.34999999999999
Row: 5, Col: 1, Value: 1.72
Row: 6, Col: 1, Value: 9.739999999999998
Row: 7, Col: 1, Value: 13.15
Row: 8, Col: 1, Value: 11.56
Row: 9, Col: 1, Value: 12.81
Row: 10, Col: 1, Value: 42.55

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
OVERSEAS, THE HIGHEST RETURN FOR A QUARTER WAS 24.78% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.65% (QUARTER ENDED SEPTEMBER 30, 1998).

THE Y   EAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP OVERSEAS WAS     0.31%.


VIP BALANCED - INITIAL CLASS

Calendar Years                                        1996   1997    1998    1999

                                                      9.98%  22.18%  17.64%  4.55%




Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: 9.98
Row: 8, Col: 1, Value: 22.18
Row: 9, Col: 1, Value: 17.64
Row: 10, Col: 1, Value: 4.55

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
BALANCED, THE HIGHEST RETURN FOR A QUARTER WAS 11.83% (QUARTER ENDED JUNE 30, 1997) AND THE LOWEST RETURN FOR A QUARTER WAS -5.79% (QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP BALANCED W    AS 0.47%.


VIP EQUITY-INCOME - INITIAL CLASS

Calendar Years                     1990     1991    1992    1993    1994   1995    1996    1997    1998    1999

                                   -15.29%  31.44%  16.89%  18.29%  7.07%  35.09%  14.28%  28.11%  11.63%  6.33%




Percentage (%)
Row: 1, Col: 1, Value: -15.29
Row: 2, Col: 1, Value: 31.44
Row: 3, Col: 1, Value: 16.89
Row: 4, Col: 1, Value: 18.29
Row: 5, Col: 1, Value: 7.07
Row: 6, Col: 1, Value: 35.09
Row: 7, Col: 1, Value: 14.28
Row: 8, Col: 1, Value: 28.11
Row: 9, Col: 1, Value: 11.63
Row: 10, Col: 1, Value: 6.33

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
EQUITY-INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 15.44% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
-17.20% (QUARTER ENDED SEPTEMBER 30, 1990).

THE YEAR-TO-   DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP EQUITY-INCOM    E WAS -2.54%.


VIP GROWTH & INCOME - INITIAL CLASS

Calendar Years                                                   1997    1998    1999

                                                                 30.09%  29.59%  9.17%




Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 30.09
Row: 9, Col: 1, Value: 29.59
Row: 10, Col: 1, Value: 9.17
DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP GROWTH & INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 20.97% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -8.37%
(QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP GROWTH & INCOME W    AS -0.40%.


VIP ASSET MANAGER - INITIAL CLASS

Calendar Years                     1990   1991    1992    1993    1994    1995    1996    1997    1998    1999

                                   6.72%  22.56%  11.71%  21.23%  -6.09%  16.96%  14.60%  20.65%  15.05%  11.09%




Percentage (%)
Row: 1, Col: 1, Value: 6.72
Row: 2, Col: 1, Value: 22.56
Row: 3, Col: 1, Value: 11.71
Row: 4, Col: 1, Value: 21.23
Row: 5, Col: 1, Value: -6.09
Row: 6, Col: 1, Value: 16.96
Row: 7, Col: 1, Value: 14.6
Row: 8, Col: 1, Value: 20.65
Row: 9, Col: 1, Value: 15.05
Row: 10, Col: 1, Value: 11.09

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP ASSET MANAGER, THE HIGHEST RETURN FOR A QUARTER WAS 12.80% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -6.67%
(QUARTER ENDED SEPTEMBER 30, 1998).

TH   E YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP ASSET MANAGER WAS 2.14    %.


VIP ASSET MANAGER: GROWTH - INITIAL CLASS

Calendar Years                                                     1996    1997    1998    1999

                                                                   20.04%  25.07%  17.57%  15.26%




Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: 20.04
Row: 8, Col: 1, Value: 25.07
Row: 9, Col: 1, Value: 17.57
Row: 10, Col: 1, Value: 15.26

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP ASSET
MANAGER: GROWTH, THE HIGHEST RETURN FOR A QUARTER WAS 17.69% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
-10.12% (QUARTER ENDED SEPTEMBER 30, 1998).

THE    YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP ASSET MANAGER: GROWTH WAS 0.29    %.


VIP INVESTMENT GRADE BOND - INITIAL CLASS

Calendar Years                             1990   1991    1992   1993    1994    1995    1996   1997   1998   1999

                                           6.21%  16.38%  6.65%  10.96%  -3.76%  17.32%  3.19%  9.06%  8.85%  -1.05%




Percentage (%)
Row: 1, Col: 1, Value: 6.21
Row: 2, Col: 1, Value: 16.38
Row: 3, Col: 1, Value: 6.65
Row: 4, Col: 1, Value: 10.96
Row: 5, Col: 1, Value: -3.76
Row: 6, Col: 1, Value: 17.32
Row: 7, Col: 1, Value: 3.19
Row: 8, Col: 1, Value: 9.060000000000001
Row: 9, Col: 1, Value: 8.850000000000001
Row: 10, Col: 1, Value: -1.05

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
INVESTMENT GRADE BOND, THE HIGHEST RETURN FOR A QUARTER WAS 6.23%
(QUARTER ENDED JUNE 30, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS -2.80% (QUARTER ENDED MARCH 31, 1994).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP INVESTMENT GRADE BOND WAS     2.12%.


VIP HIGH INCOME - INITIAL CLASS

Calendar Years                   1990    1991    1992    1993    1994    1995    1996    1997    1998    1999

                                 -2.23%  35.08%  23.17%  20.40%  -1.64%  20.72%  14.03%  17.67%  -4.33%  8.25%




Percentage (%)
Row: 1, Col: 1, Value: -2.23
Row: 2, Col: 1, Value: 35.08
Row: 3, Col: 1, Value: 23.17
Row: 4, Col: 1, Value: 20.4
Row: 5, Col: 1, Value: -1.64
Row: 6, Col: 1, Value: 20.72
Row: 7, Col: 1, Value: 14.03
Row: 8, Col: 1, Value: 17.67
Row: 9, Col: 1, Value: -4.33
Row: 10, Col: 1, Value: 8.15

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP HIGH INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 12.69% (QUARTER ENDED MARCH 31, 1992) AND THE LOWEST RETURN FOR A QUARTER WAS -12.75%
(QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF
VIP HIGH INCOME WAS -3.60    %.


VIP MONEY MARKET - INITIAL CLASS

Calendar Years                    1990   1991   1992   1993   1994   1995   1996   1997   1998   1999

                                  8.04%  6.09%  3.90%  3.23%  4.25%  5.87%  5.41%  5.51%  5.46%  5.17%




Percentage (%)
Row: 1, Col: 1, Value: 8.039999999999999
Row: 2, Col: 1, Value: 6.09
Row: 3, Col: 1, Value: 3.9
Row: 4, Col: 1, Value: 3.23
Row: 5, Col: 1, Value: 4.25
Row: 6, Col: 1, Value: 5.87
Row: 7, Col: 1, Value: 5.41
Row: 8, Col: 1, Value: 5.51
Row: 9, Col: 1, Value: 5.46
Row: 10, Col: 1, Value: 5.17

DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP MONEY MARKET, THE HIGHEST RETURN FOR A QUARTER WAS 1.96% (QUARTER ENDED
MARCH 31, 1990) AND THE LOWEST RETURN FOR A QUARTER WAS 0.78% (QUARTER ENDED SEPTEMBER 30, 1993).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP MONEY MARKET WAS 1.43%.

AVERAGE ANNUAL RETURNS

GROWTH AND GROWTH & INCOME FUNDS



For the periods ended  December 31, 1999        Past 1 year  Past 5 years  Past 10 years/ Life of class


VIP Index 500 - Initial Class                    20.52%       28.16%        21.07%A

S&P 500                                          21.04%       28.56%        21.45%A

Lipper Variable Annuity S&P 500 Index            20.48%       28.07%       n/a
Objective Funds Average

VIP Mid Cap - Initial Class                      49.04%      n/a            53.14%B

S&P MidCap 400                                   14.72%      n/a            20.81%B

Lipper Variable Annuity Mid Cap Funds Average    46.25%      n/a           n/a

VIP Growth Opportunities - Initial Class         4.27%       n/a            21.51%C

S&P 500                                          21.04%      n/a            28.59%C

Lipper Variable Annuity Growth Funds Average     31.48%      n/a           n/a

VIP Contrafund - Initial Class                   24.25%      n/a            27.73%C

S&P 500                                          21.04%      n/a            28.59%C

Lipper Variable Annuity Growth Funds Average     31.48%      n/a           n/a

VIP Growth - Initial Class                       37.44%       29.74%        19.94%

Russell 3000 Growth Index                        33.83%       31.09%        19.70%

Lipper Variable Annuity Growth Funds Average     31.48%       26.45%        17.79%

VIP Overseas - Initial Class                     42.55%       17.37%        11.43%

Morgan Stanley Capital International Europe,     27.22%       12.98%        7.08%
Australasia, Far East Index

Lipper Variable Annuity International Funds      42.88%       17.31%        10.82%
Average

VIP Balanced - Initial Class                     4.55%       n/a            13.50%C

S&P 500                                          21.04%      n/a            28.59%C

Lipper Variable Annuity Balanced Funds Average   8.58%       n/a           n/a

Fidelity VIP Balanced Composite Index            12.00%      n/a            20.12%C

VIP Equity-Income - Initial Class                6.33%        18.61%        14.49%

Russell 3000 Value Index                         6.65%        22.15%        15.31%

Lipper Variable Annuity Equity Income Funds      9.78%        20.59%        14.64%
Average

VIP Growth & Income - Initial Class              9.17%       n/a            22.11%D

S&P 500                                          21.04%      n/a            26.79%D

Lipper Variable Annuity Growth & Income          14.51%      n/a           n/a
Funds Average



A FROM AUGUST 27, 1992.

B FROM DECEMBER 28, 1998.

C FROM JANUARY 3, 1995.

D FROM DECEMBER 31, 1996.

ASSET ALLOCATION FUNDS




For the periods ended December 31, 1999         Past 1 year  Past 5 years  Past 10 years/ Life of class

VIP Asset Manager - Initial Class                11.09%       15.63%        13.14%

S&P 500                                          21.04%       28.56%        18.21%

Fidelity Asset Manager Composite Index           10.42%       16.69%        11.96%

VIP Asset Manager: Growth - Initial Class        15.26%      n/a            20.16%E

S&P 500                                          21.04%      n/a            28.59%E

Fidelity Asset Manager: Growth Composite Index   14.55%      n/a            21.45%E




INCOME FUNDS




For the periods ended December 31, 1999     Past 1 year  Past 5 years  Past 10 years

VIP Investment Grade Bond - Initial Class    -1.05%       7.30%         7.19%

Lehman Brothers Aggregate Bond Index         -0.82%       7.73%         7.70%

Lipper Variable Annuity Intermediate         -0.60%       7.08%         7.08%
Investment Grade Debt Funds Average

VIP High Income - Initial Class              8.25%        10.90%        12.44%

Merrill Lynch High Yield Master II Index     2.51%        9.89%         11.21%

Merrill Lynch High Yield Master Index        1.57%        9.61%         10.79%

Lipper Variable Annuity High Current Yield   3.83%        9.48%         10.15%
Funds Average




MONEY MARKET FUND




For the periods ended December 31, 1999  Past 1 year  Past 5 years  Past 10 years

VIP Money Market - Initial Class          5.17%        5.48%         5.28%



   E FROM JANUARY 3, 1995.

If FMR had not reimbursed certain class expenses during these periods,
   VIP Index 500's, VIP Mid Cap's, VIP Growth Opportunities', VIP Balanced's, VIP Growth & Income's, VIP Asset Manager's, VIP Asset
Manager: Growth's, VIP Investment Grade Bond's, VIP High Income's, and
VIP Money Market's Initial Class     returns would have been lower.

Fidelity    VIP     Balanced Composite Index is a hypothetical
representation of the performance of VIP Balanced's general investment categories using a weighting of 60% equity and 40% bond. The following
indexes are used to calculate the composite index: equity -    the
Russell 3000(registered trademark) Value Index    , and bond - the
Lehman Brothers Aggregate Bond Index. The index weightings of the composite index are rebalanced monthly.

Fidelity Asset Manager Composite Index is a hypothetical representation of the performance of VIP Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (50% stocks, 40% bonds and 10% short-term/money market instruments). The following indexes are used to calculate the composite index: stocks - the Standard & Poor's 500 Index (S&P 500), bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market instruments - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

Fidelity Asset Manager: Growth Composite Index is a hypothetical representation of the performance of VIP Asset Manager: Growth's three asset classes according to their respective weightings in the fund's neutral mix (70% stocks, 25% bonds and 5% short-term/money market instruments). The following indexes are used to calculate the composite index: stocks - the Standard & Poor's 500 Index (S&P 500), bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market instruments - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

S&P 500 is a market capitalization-weighted index of common stocks.

S&P MidCap 400 is a market capitalization-weighted index of 400 medium-capitalization stocks.

Russell 3000(registered trademark) Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S.
domiciled corporations.

Russell 3000 Value Index is a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations.

Morgan Stanley Capital International Europe, Australasia and Far East
(EAFE) Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets
outside the United States and Canada. As of    February 29, 2000    ,
the index included over    963     equity securities of companies
domiciled in    20     countries.

The Lehman Brothers 3-Month Treasury Bill Index represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

   The     Lehman Brothers U.S. Treasury Index is a market
value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more.

Going forward,    VIP     High Income's performance will be compared
to the Merrill Lynch High Yield Master II Index rather than the
Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

Merrill Lynch High Yield Master II Index is a market value-weighted
index of all domestic and yankee high   -    yield bonds, including
deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a
credit rating lower than BBB   -    /Baa3, but are not in default.

Merrill Lynch High Yield Master Index is a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating
lower than BBB   -    /Baa3, but are not in default.

Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

OPERATING EXPENSES

The annual class operating expenses provided below for Initial Class
of each fund (   other than     VIP Investment Grade Bond, VIP High
Income, and VIP Money Market) do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. The annual class operating expenses provided below for Initial Class of VIP Investment Grade Bond, VIP High Income, and VIP Money Market are
based on historical expenses.    The annual class operating expenses
do not take into account any fees or other expenses of any variable annuity or variable life insurance product.

                                                                   Initial Class


VIP INDEX 500              Management fee                          0.24%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.10%

                           Total annual class operating expensesA  0.34%

VIP MID CAP                Management fee                          0.57%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          2.77%

                           Total annual class operating expensesB  3.34%

VIP GROWTH OPPORTUNITIES   Management fee                          0.58%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.11%

                           Total annual class operating expensesB  0.69%

VIP CONTRAFUND             Management fee                          0.58%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.09%

                           Total annual class operating expensesB  0.67%

VIP GROWTH                 Management fee                          0.58%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.08%

                           Total annual class operating expensesB  0.66%

VIP OVERSEAS               Management fee                          0.73%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.18%

                           Total annual class operating expensesB  0.91%

VIP BALANCED               Management fee                          0.43%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.14%

                           Total annual class operating expensesB  0.57%

VIP EQUITY-INCOME          Management fee                          0.48%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.09%

                           Total annual class operating expensesB  0.57%

VIP GROWTH & INCOME        Management fee                          0.48%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.12%

                           Total annual class operating expensesB  0.60%

VIP ASSET MANAGER          Management fee                          0.53%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.10%

                           Total annual class operating expensesB  0.63%

VIP ASSET MANAGER: GROWTH  Management fee                          0.58%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.13%

                           Total annual class operating expensesB  0.71%

VIP INVESTMENT GRADE BOND  Management fee                          0.43%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.11%

                           Total annual class operating expensesB  0.54%

VIP HIGH INCOME            Management fee                          0.58%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.11%

                           Total annual class operating expensesB  0.69%

VIP MONEY MARKET           Management fee                          0.18%

                           Distribution and Service (12b-1) fee    None

                           Other expenses                          0.09%

                           Total annual class operating expenses   0.27%



   A EFFECTIVE APRIL 18, 1997, FMR HAS VOLUNTARILY AGREED TO REIMBURSE INITIAL CLASS OF VIP INDEX 500 TO THE EXTENT THAT TOTAL OPERATING
EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES LENDING COSTS,
BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.28%. THIS ARRANGEMENT CAN BE
DISCONTINUED BY FMR AT ANY TIME.

   B     FMR HAS VOLUNTARILY AGREED TO REIMBURSE INITIAL CLASS OF
CERTAIN FUNDS TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, CERTAIN SECURITIES LENDING COSTS, BROKERAGE
COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR
RESPECTIVE AVERAGE NET ASSETS, EXCEED THE FOLLOWING RATES:

                           Initial Class  Effective Date

VIP Mid Cap                 1.00%         12/29/98

VIP Growth Opportunities    1.50%         1/3/95

VIP Contrafund              1.00%         1/3/95

VIP Growth                  1.50%         10/9/86

VIP Overseas                1.50%         1/28/87

VIP Balanced                1.50%         1/3/95

VIP Equity-Income           1.50%         10/9/86

VIP Growth & Income         1.00%         12/31/96

VIP Asset Manager           1.25%         1/1/90

VIP Asset Manager: Growth   1.00%         1/3/95

VIP Investment Grade Bond   0.80%         12/5/88

VIP High Income             1.00%         1/1/86


THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT ANY TIME.

A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, through arrangements with each fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these
reductions, the total Initial Class operating expenses    are shown in
the table below.

                                           Total Operating Expenses

VIP Index 500 - Initial Class               0.28%A

VIP Mid Cap - Initial Class                 0.97%A

VIP Growth Opportunities - Initial Class    0.68%

VIP Contrafund - Initial Class              0.65%

VIP Growth - Initial Class                  0.65%

VIP Overseas - Initial Class                0.87%

VIP Balanced - Initial Class                0.55%

VIP Equity-Income - Initial Class           0.56%

VIP Growth & Income - Initial Class         0.59%

VIP Asset Manager - Initial Class           0.62%

VIP Asset Manager: Growth - Initial Class   0.70%


A AFTER REIMBURSEMENT.

   FUND BASICS

INVESTMENT DETAILS

THE GROWTH AND GROWTH & INCOME FUNDS

INVESTMENT OBJECTIVE

   VIP     INDEX 500 PORTFOLIO seeks investment results that
correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

BT normally invests at least 80% of the fund's assets in common stocks included in the S&P 500. The S&P 500 is a widely recognized, unmanaged index of common stock prices.

The fund may not always hold all of the same securities as the S&P
500. BT may use statistical sampling techniques to attempt to replicate the returns of the S&P 500. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, and earnings growth.

The fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

BT may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

BT may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If BT's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     MID CAP PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 65% of the fund's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P MidCap 400 at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy. As of December 31, 1999, the S&P MidCap 400 included companies with
capitalizations between $   195.1     million and $   23.4
billion. The size of companies in the S&P MidCap 400 changes with market conditions and the composition of the index. FMR may also invest the fund's assets in companies with smaller or larger market capitalizations.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital
growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks. FMR may also invest the fund's assets in other types of securities, including bonds which may be lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.
FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     GROWTH PORTFOLIO seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     BALANCED PORTFOLIO seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     EQUITY-INCOME PORTFOLIO seeks reasonable income. The fund
will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the fund's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When a shareholder sells shares of a fund, they could be worth more or less than what the shareholder paid for them.

The following factors can significantly affect a fund's performance.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

"GROWTH" INVESTING. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political, or other conditions, FMR or BT may temporarily use a different investment strategy for defensive purposes. If FMR or BT does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE ASSET ALLOCATION FUNDS

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER PORTFOLIO seeks to obtain high total return
with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.
FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

Neutral Mix STOCKS 50%
(can range from 30-70%)
Row: 1, Col: 1, Value: 10.0
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 40.0
 BONDS 40%
(can range from 20-60%)
 SHORT-TERM/MONEY MARKET 10%
(can range from 0-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total
return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

Neutral Mix STOCKS 70%
(can range from 50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 70.0
Row: 1, Col: 3, Value: 25.0
 BONDS 25%
(can range from 0-50%)
 SHORT-TERM/MONEY MARKET 5%
(can range from 0-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

MONEY MARKET SECURITIES are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When a shareholder sells shares of a fund, they could be worth more or less than what the shareholder paid for them.

The following factors can significantly affect a fund's performance.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE INCOME FUNDS

INVESTMENT OBJECTIVE

   VIP     INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of
current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of December 31, 1999, the dollar-weighted average maturity of the fund
and the index was approximately    8.8     and    8.9     years,
respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

To earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     HIGH INCOME PORTFOLIO seeks a high level of current income while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR currently intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security's issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When a shareholder sells shares of a fund, they could be worth more or less than what the shareholder paid for them.

The following factors can significantly affect a fund's performance.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE MONEY MARKET FUND

INVESTMENT OBJECTIVE

   VIP     MONEY MARKET PORTFOLIO seeks as high a level of current
income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industry.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

MONEY MARKET SECURITIES are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. While the fund will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, the fund may incur losses regardless of the insurance.

The following factors can significantly affect the fund's performance.

INTEREST RATE CHANGES. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

FOREIGN EXPOSURE. Issuers located in foreign countries and entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

   VIP     INDEX 500 PORTFOLIO seeks investment results that
correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

   VIP     MID CAP PORTFOLIO seeks long-term growth of capital.

   VIP     GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital
growth by investing primarily in common stocks and securities convertible into common stocks.

   VIP     CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

   VIP     GROWTH PORTFOLIO seeks to achieve capital appreciation.

   VIP     OVERSEAS PORTFOLIO seeks long-term growth of capital
primarily through investments in foreign securities.

   VIP     BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.

   VIP     EQUITY-INCOME PORTFOLIO seeks reasonable income by
investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

   VIP     GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

   VIP     ASSET MANAGER PORTFOLIO seeks to obtain high total return
with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

   VIP     ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total
return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

   VIP     INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of
current income as is consistent with the preservation of capital.

   VIP     HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.

   VIP     MONEY MARKET PORTFOLIO seeks as high a level of current
income as is consistent with preservation of capital and liquidity by investing in money market instruments.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Initial Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission
(SEC). Each fund's assets are valued as of this time for the purpose of computing Initial Class's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition,
trading in some of    a     fund's assets may not occur on days when
the fund is open for business.

The money market fund's assets are valued on the basis of amortized cost.

Each fund's    (other than the money market fund's)     assets are
valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

   Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts - not variable product owners - are the shareholders of the funds. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

   Only separate accounts of insurance companies that have signed the appropriate agreements with the funds can buy or sell shares of the funds.

   The price to buy one share of Initial Class is the class's NAV. Initial Class shares are sold without a sales charge.

   Shares will be bought at the next NAV calculated after an order is received in proper form.

   The funds' Board of Trustees may refuse to sell shares of a fund or may stop offering shares of a fund for a period of time or permanently if required by law, required by regulatory authorities, or in the best interests of shareholders of the fund.

   The price to sell one share of Initial Class is the class's NAV.


   Shares will be sold at the next NAV calculated after an order is received in proper form.

   Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven business days to process redemptions if making immediate payment would adversely affect a fund.

   Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

   Under certain circumstances (for example, at the request of a shareholder), redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.

   Each fund offers its shares to separate accounts of insurance companies that may be affiliated or unaffiliated with FMR and/or each other. Each fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products. Nevertheless, the Board of Trustees that oversees each fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

   Each of VIP Index 500, VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, VIP Investment Grade Bond, and VIP High Income normally pays dividends and capital gain distributions at least annually, in February.

   Distributions from VIP Money Market consist primarily of dividends. VIP Money Market normally declares dividends daily and pays them monthly.

Dividends and capital gain distributions will be automatically reinvested in additional Initial Class shares of the fund.

TAX CONSEQUENCES

   Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

   Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from a fund.

   FUND SERVICES

FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of    March 25, 1999    , FMR had approximately $   521.7
billion in discretionary assets under management.

As the manager, FMR is responsible for choosing investments for each fund (except VIP Index 500) and handling each fund's business affairs.

BT serves as sub-adviser and custodian for VIP Index 500. BT chooses the fund's investments and places orders to buy and sell the fund's investments.

As of    December 31, 1999    , BT had approximately $247.97 billion
in discretionary assets under management.

BT's principal offices are at 130 Liberty Street, New York, New York
10006.

On March 11, 1999, BT announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of
unclaimed funds and related recor   dk    eeping problems that
occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, BT pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to
federal authorities.    On July 26, 1999, BT was formally sentenced in
United States District Court to pay the $60 million fine    .
Separately, BT agreed to pay a $3.5 million fine to the State of New
York. The events leading up to the guilty plea    and formal
sentence     did not arise out of the investment advisory or mutual
fund management activities of BT or its affiliates.

As a result of the plea    and subsequent sentence    , absent an
order from the SEC, BT would not be able to continue to provide
investment advisory services to    VIP     Index 500. The SEC has
granted a temporary order to permit BT and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Affiliates assist FMR with foreign investments:

(small solid bullet)    Fidelity Management & Research (U.K.) Inc.
(FMR U.K.), in London, England, serves as a sub-adviser for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager:
Growth, and VIP High Income. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High Income.

(small solid bullet)    Fidelity Management & Research (Far East) Inc.
(FMR Far East) serves as a sub-adviser for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High Income. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High Income.

(small solid bullet)    Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for VIP Overseas. As of September 28, 1999, FIIA had approximately $3.6 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Overseas.

(small solid bullet)    Fidelity International Investment Advisors
(U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for VIP Overseas. As of September 28, 1999, FIIA(U.K.)L had approximately $2.6 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Overseas.

(small solid bullet)    Fidelity Investments Japan Limited (FIJ), in
Tokyo, Japan, serves as a sub-adviser for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High Income. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager:
Growth, and VIP High Income.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for VIP Investment Grade Bond and VIP Money Market. FIMM is primarily responsible for choosing investments for VIP Investment Grade Bond and VIP Money Market. FIMM also serves as sub-adviser for VIP Balanced, VIP Asset Manager, and VIP Asset
Manager: Growth. FIMM is primarily responsible for choosing certain types of investments for VIP Balanced, VIP Asset Manager, and VIP Asset Manager: Growth.

FIMM is an affiliate of FMR. As of    March 29, 1999    , FIMM had
approximately $   159.8     billion in discretionary assets under
management.

   Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as sub-adviser for VIP Index 500, VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, VIP Asset
Manager: Growth, and VIP High Income. FMRC will be primarily responsible for choosing investments for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Equity-Income, VIP Growth & Income, and VIP High Income. FMRC will be primarily responsible for choosing certain types of investments for VIP Balanced, VIP Asset Manager, and VIP Asset Manager: Growth. FMRC may provide investment research and advice and may also provide investment advisory services for VIP Index 500. FMRC is a wholly owned subsidiary of FMR.

John Avery is vice president and manager of VIP Balanced, which he has managed since January 1998; he had been associate manager of the fund since September 1997. He also manages another Fidelity fund. Mr. Avery joined Fidelity in 1995 as an analyst. Previously, he was an analyst for Putnam Investments from 1993 to 1994.

Barry Coffman is vice president and manager of VIP High Income, which he has managed since August 1990. He also manages other Fidelity funds. Since joining Fidelity in 1986, Mr. Coffman has worked as an analyst and manager.

Will Danoff is vice president and manager of VIP Contrafund, which he has managed since January 1995. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. Danoff has worked as an analyst and manager.

Bettina Doulton is vice president and manager of VIP Growth
Opportunities, which she has managed since February 2000. She also manages another Fidelity fund. Since joining Fidelity in 1986, Ms. Doulton has worked as a research assistant, analyst and manager.

David Felman is vice president and manager of VIP Mid Cap, which he has managed since August 1999. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.

Kevin Grant is vice president and manager of VIP Balanced and VIP Investment Grade Bond, which he has managed since March 1996 and February 1997, respectively. Mr. Grant manages the fixed-income investments for VIP Balanced. He also manages several other Fidelity funds. Mr. Grant joined Fidelity in 1993 as a portfolio manager.

   Bart Grenier is vice president and manager of VIP Asset Manager and VIP Asset Manager: Growth, both of which he has managed since May 2000. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst and has held a number of positions with FMR and served as an officer of certain other investment companies managed or advised by FMR.

Richard Mace is vice president and manager of VIP Overseas, which he has managed since March 1996. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as an analyst and manager.

Stephen Petersen is vice president and manager of VIP Equity-Income, which he has managed since January 1997. He also manages another
Fidelity fund. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.

Louis Salemy is manager of VIP Growth & Income, which he has managed since September 1998. Previously, he was associate manager of the fund. Mr. Salemy also manages another Fidelity fund. Since joining Fidelity in 1992, Mr. Salemy has worked as an analyst, manager, and portfolio assistant.

Jennifer Uhrig is vice president and manager of VIP Growth, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

VIP Index 500's annual management fee rate is 0.24% of its average net assets.

For VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, VIP Investment Grade Bond, and VIP High Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The fee for VIP Money Market is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve and multiplying the result by the fund's average net assets throughout the month, and then adding an income-based fee. The income-based fee is 6% of the fund's monthly gross income in excess of an annualized 5% yield, but it cannot rise above an annual rate of 0.24% of the fund's average net assets throughout that month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, and VIP Asset Manager: Growth, or 0.37% for VIP Investment Grade Bond, VIP High Income, and VIP Money Market, and it drops as total assets under management increase.

For December 1999, the group fee rate was    0.1267    % for VIP
Investment Grade Bond, VIP High Income, and VIP Money Market, and the
group fee rate was    0.2768    % for VIP Mid Cap, VIP Growth
Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, and VIP Asset Manager: Growth. The individual fund fee rate is 0.03% for VIP Money Market; 0.15% for VIP Balanced; 0.20% for VIP Equity-Income and VIP Growth & Income; 0.25% for VIP Asset Manager; 0.30% for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Asset
Manager: Growth, and VIP Investment Grade Bond;    and     0.45% for
VIP Overseas and VIP High Income.

   The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended December 31, 1999, for each fund (other than VIP Index 500) is shown in the table below.

                           Total Management Fee

VIP Mid Cap                 0.57%

VIP Growth Opportunities    0.58%

VIP Contrafund              0.58%

VIP Growth                  0.58%

VIP Overseas                0.73%

VIP Balanced                0.43%

VIP Equity-Income           0.48%

VIP Growth & Income         0.48%

VIP Asset Manager           0.53%

VIP Asset Manager: Growth   0.58%

VIP Investment Grade Bond   0.43%

VIP High Income             0.58%

VIP Money Market            0.18%


FMR pays FIMM, FMR U.K., FMR Far East, and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FMR Far East pays FIJ for providing sub-advisory services.

FMR will pay FMRC for providing sub-advisory services.

FMR pays BT for providing investment management and custodial services.

   Prior to October 1, 1999, VIP Index 500 paid a management fee at an annual rate of 0.24% of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

   As of February 29, 2000, approximately 62.71% of VIP Asset Manager:
Growth's; approximately 58.41% of VIP Money Market's; approximately 43.18% of VIP Growth & Income's; approximately 36.88% of VIP Balanced's; approximately 30.81% of VIP Investment Grade Bond's; and approximately 26.13% of VIP Index 500's total outstanding shares, respectively, were held by FMR affiliates.

FUND DISTRIBUTION

Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes Initial Class's shares.

Initial Class of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services
   that benefit variable product owners    . FMR, directly or through
FDC, may pay    significant amounts to     intermediaries, such as
insurance companies, broker-dealers and other
service-providers,     that provide those services. Currently, the
Board of Trustees of each fund has authorized such payments for Initial Class.

   If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan,
   intermediaries     must sign the appropriate agreement with FDC in
advance.

FMR may allocate brokerage transactions in a manner that takes into
account the sale of shares of the Fidelity   (registered
trademark)     Variable Insurance Product funds, provided that a fund
receives brokerage services and commission rates comparable to those of other broker-dealers.

BT may allocate brokerage transactions in a manner that takes into account the sale of shares of VIP Index 500, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

   APPENDIX

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand
Initial Class'   s     financial history for the past 5 years or, if
shorter, the period of the class'   s     operations. Certain
information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP (for VIP Mid Cap, VIP
Growth,    VIP Overseas    , VIP Equity-Income, VIP High Income, and
VIP Money Market) and Deloitte & Touche LLP (1999 annual information only for VIP Index 500, VIP Growth Opportunities, VIP Contrafund, VIP
Balanced, VIP Growth & Income,    VIP Asset Manager,     VIP Asset
Manager: Growth, and VIP Investment Grade Bond), independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. Annual information prior to 1999 was audited by PricewaterhouseCoopers LLP. A free copy of each annual report is available upon request.

   VIP INDEX 500 - INITIAL CLASS


Years ended December 31,                   1999         1998         1997         1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 141.24     $ 114.40     $ 89.05      $ 75.71    $ 56.22

Income from Investment Operations

 Net investment income                      1.64 C       1.65 C       1.80 C       1.04       .85

 Net realized and unrealized gain (loss)    26.88        29.70        26.67        15.55      19.72

 Total from investment operations           28.52        31.35        28.47        16.59      20.57

Less Distributions

 From net investment income                 (1.40)       (1.36)       (1.03)       (.91)      (.95)

 From net realized gain                     (.95)        (3.15)       (2.09)       (2.34)     (.11)

 In excess of net realized gain             -            -            -            -          (.02)

 Total distributions                        (2.35)       (4.51)       (3.12)       (3.25)     (1.08)

Net asset value, end of period             $ 167.41     $ 141.24     $ 114.40     $ 89.05    $ 75.71

TOTAL RETURN A, B                           20.52%       28.31%       32.83%       22.71%     37.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 5,538,735  $ 3,772,068  $ 2,098,042  $ 823,243  $ 245,700

Ratio of expenses to average net assets     .28% D       .28% D       .28% D       .28% D     .28% D

Ratio of net investment income to average   1.09%        1.33%        1.74%        2.26%      2.70%
net assets

Portfolio turnover rate                     8%           4%           9%           14%        16%



   A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

   VIP MID CAP - INITIAL CLASS

Years ended December 31,                   1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 10.31   $ 10.00

Income from Investment Operations

 Net investment income (loss) D             .00       .00

 Net realized and unrealized gain (loss)    5.05      .31

 Total from investment operations           5.05      .31

Less Distributions

 From net realized gain                     (.09)     -

 In excess of net realized gain             (.02)     -

 Total distributions                        (.11)     -

Net asset value, end of period             $ 15.25   $ 10.31

TOTAL RETURN B, C                           49.04%    3.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 1,744   $ 516

Ratio of expenses to average net assets     1.00% F   1.00% A, F

Ratio of expenses to average net assets     .97% G    1.00% A
after expense reductions

Ratio of net investment income (loss) to    .01%      (.27)% A
average net assets

Portfolio turnover                          163%      125% A


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF SALE OF INITIAL CLASS SHARES) TO DECEMBER 31, 1998.

   F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP GROWTH OPPORTUNITIES - INITIAL CLASS


Years ended December 31,                   1999         1998         1997         1996       1995 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 22.88      $ 19.27      $ 15.40      $ 13.07    $ 10.00

Income from Investment Operations

 Net investment income                      .27 C        .26 C        .29 C        .26        .11

 Net realized and unrealized gain (loss)    .66          4.29         4.18         2.12       3.14

 Total from investment operations           .93          4.55         4.47         2.38       3.25

Less Distributions

 From net investment income                 (.23)        (.21)        (.25)        -          (.11)

 From net realized gain                     (.43)        (.73)        (.35)        (.05)      (.07)

 Total distributions                        (.66)        (.94)        (.60)        (.05)      (.18)

Net asset value, end of period             $ 23.15      $ 22.88      $ 19.27      $ 15.40    $ 13.07

TOTAL RETURN A, B                           4.27%        24.61%       29.95%       18.27%     32.52%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 1,541,587  $ 1,570,011  $ 1,025,766  $ 383,085  $ 164,303

Ratio of expenses to average net assets     .69%         .71%         .74%         .77%       .85% E

Ratio of expenses to average net assets     .68% F       .70% F       .73% F       .76% F     .83% F
after expense reductions

Ratio of net investment income to average   1.20%        1.27%        1.68%        2.29%      2.49%
net assets

Portfolio turnover                          42%          29%          26%          28%        38%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF SALE OF INITIAL CLASS SHARES) TO DECEMBER 31, 1995.

   E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP CONTRAFUND - INITIAL CLASS


Years ended December 31,                   1999         1998         1997         1996         1995 C

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 24.44      $ 19.94      $ 16.56      $ 13.79      $ 10.00

Income from Investment Operations

 Net investment income                      .12 B        .13 B        .16 B        .14          .06

 Net realized and unrealized gain (loss)    5.59         5.54         3.73         2.76         3.91

 Total from investment operations           5.71         5.67         3.89         2.90         3.97

Less Distributions

 From net investment income                 (.12)        (.14)        (.14)        -            (.06)

 From net realized gain                     (.88)        (1.03)       (.37)        (.13)        (.12)

 Total distributions                        (1.00)       (1.17)       (.51)        (.13)        (.18)

Net asset value, end of period             $ 29.15      $ 24.44      $ 19.94      $ 16.56      $ 13.79

TOTAL RETURN A, E                           24.25%       29.98%       24.14%       21.22%       39.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 9,005,129  $ 6,388,592  $ 4,107,868  $ 2,394,103  $ 877,000

Ratio of expenses to average net assets     .67%         .70%         .71%         .74%         .72%

Ratio of expenses to average net assets     .65% D       .66% D       .68% D       .71% D       .72%
after expense reductions

Ratio of net investment income to average   .48%         .62%         .90%         1.33%        1.07%
net assets

Portfolio turnover                          172%         201%         142%         178%         132%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS OF INITIAL CLASS SHARES) TO DECEMBER 31, 1995.

   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   E TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   VIP GROWTH - INITIAL CLASS


Years ended December 31,                   1999          1998          1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 44.87       $ 37.10       $ 31.14      $ 29.20      $ 21.69

Income from Investment Operations

 Net investment income                      .07 B         .08 B         .20 B        .22          .08

 Net realized and unrealized gain (loss)    15.10         12.85         6.91         3.82         7.55

 Total from investment operations           15.17         12.93         7.11         4.04         7.63

Less Distributions

 From net investment income                 (.08)         (.19)         (.21)        (.08)        (.12)

 From net realized gain                     (5.03)        (4.97)        (.94)        (2.02)       -

 Total distributions                        (5.11)        (5.16)        (1.15)       (2.10)       (.12)

Net asset value, end of period             $ 54.93       $ 44.87       $ 37.10      $ 31.14      $ 29.20

TOTAL RETURN A, D                           37.44%        39.49%        23.48%       14.71%       35.36%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 17,142,411  $ 11,243,824  $ 7,727,132  $ 6,086,424  $ 4,162,702

Ratio of expenses to average net assets     .66%          .68%          .69%         .69%         .70%

Ratio of expenses to average net assets     .65% C        .66% C        .67% C       .67% C       .70%
after expense reductions

Ratio of net investment income to average   .14%          .21%          .58%         .81%         .37%
net assets

Portfolio turnover                          84%           123%          113%         81%          108%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   D TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   VIP OVERSEAS - INITIAL CLASS


Years ended December 31,                   1999         1998         1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 20.06      $ 19.20      $ 18.84      $ 17.06      $ 15.67

Income from Investment Operations

 Net investment income                      .24 C        .23 C        .30 C        .32 C,D      .17

 Net realized and unrealized gain (loss)    7.95         2.13         1.70         1.88         1.34

 Total from investment operations           8.19         2.36         2.00         2.20         1.51

Less Distributions

 From net investment income                 (.31)        (.38)        (.33)        (.20)        (.06)

 From net realized gain                     (.50)        (1.12)       (1.31)       (.22)        (.02)

 In excess of net realized gain             -            -            -            -            (.04)

 Total distributions                        (.81)        (1.50)       (1.64)       (.42)        (.12)

Net asset value, end of period             $ 27.44      $ 20.06      $ 19.20      $ 18.84      $ 17.06

TOTAL RETURN A, B                           42.55%       12.81%       11.56%       13.15%       9.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 2,736,851  $ 2,074,843  $ 1,926,322  $ 1,667,601  $ 1,343,134

Ratio of expenses to average net assets     .91%         .91%         .92%         .93%         .91%

Ratio of expenses to average net assets     .87% E       .89% E       .90% E       .92% E       .91%
after expense reductions

Ratio of net investment income to average   1.10%        1.19%        1.55%        1.84%        1.88%
net assets

Portfolio turnover                          78%          84%          67%          92%          50%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE.

   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP BALANCED - INITIAL CLASS


Years ended December 31,                   1999       1998       1997       1996       1995 F

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 16.11    $ 14.58    $ 12.23    $ 11.17    $ 10.00

Income from Investment Operations

 Net investment income                      .45 C      .44 C      .44 C      .33        .14

 Net realized and unrealized gain (loss)    .24        2.00       2.22       .78        1.25

 Total from investment operations           .69        2.44       2.66       1.11       1.39

Less Distributions

 From net investment income                 (.37)      (.36)      (.31)      (.01)      (.14)

 From net realized gain                     (.43)      (.55)      -          (.04)      (.08)

 Total distributions                        (.80)      (.91)      (.31)      (.05)      (.22)

Net asset value, end of period             $ 16.00    $ 16.11    $ 14.58    $ 12.23    $ 11.17

TOTAL RETURN A, B                           4.55%      17.64%     22.18%     9.98%      13.92%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 325,371  $ 307,681  $ 214,538  $ 103,110  $ 43,155

Ratio of expenses to average net assets     .57%       .59%       .61%       .72%       1.42% D

Ratio of expenses to average net assets     .55% E     .58% E     .60% E     .71% E     1.42%
after expense reductions

Ratio of net investment income to average   2.87%      2.94%      3.28%      3.63%      3.56%
net assets

Portfolio turnover                          108%       94%        98%        163%       248%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   F FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS OF INITIAL CLASS SHARES) TO DECEMBER 31, 1995.

   VIP EQUITY-INCOME - INITIAL CLASS


Years ended December 31,                   1999          1998          1997          1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 25.42       $ 24.28       $ 21.03       $ 19.27      $ 15.35

Income from Investment Operations

 Net investment income                      .41 B         .38 B         .36 B         .35          .41

 Net realized and unrealized gain (loss)    1.10          2.31          5.06          2.30         4.69

 Total from investment operations           1.51          2.69          5.42          2.65         5.10

Less Distributions

 From net investment income                 (.38)         (.34)         (.36)         (.03)        (.40)

 From net realized gain                     (.84)         (1.21)        (1.81)        (.86)        (.78)

 Total distributions                        (1.22)        (1.55)        (2.17)        (.89)        (1.18)

Net asset value, end of period             $ 25.71       $ 25.42       $ 24.28       $ 21.03      $ 19.27

TOTAL RETURN A, D                           6.33%         11.63%        28.11%        14.28%       35.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 11,014,291  $ 11,409,912  $ 10,106,742  $ 6,961,090  $ 4,879,435

Ratio of expenses to average net assets     .57%          .58%          .58%          .58%         .61%

Ratio of expenses to average net assets     .56% C        .57% C        .57% C        .56% C       .61%
after expense reductions

Ratio of net investment income to average   1.57%         1.58%         1.65%         1.97%        2.56%
net assets

Portfolio turnover                          27%           28%           44%           186%         87%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   D TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   VIP GROWTH & INCOME - INITIAL CLASS


Years ended December 31,                   1999         1998         1997       1996 G

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 16.15      $ 12.53      $ 9.90     $ 10.00

Income from Investment Operations

 Net investment income                      .18 D        .15 D        .13 D      .00

 Net realized and unrealized gain (loss)    1.27         3.54         2.84       (.10)

 Total from investment operations           1.45         3.69         2.97       (.10)

Less Distributions

 From net investment income                 (.10)        -            (.08)      -

 From net realized gain                     (.20)        (.07)        (.26)      -

 Total distributions                        (.30)        (.07)        (.34)      -

Net asset value, end of period             $ 17.30      $ 16.15      $ 12.53    $ 9.90

TOTAL RETURN B, C                           9.17%        29.59%       30.09%     (1.00)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 1,259,396  $ 1,141,806  $ 345,287  $ 990

Ratio of expenses to average net assets     .60%         .61%         .70%       1.00% A, E

Ratio of expenses to average net assets     .59% F       .60% F       .70%       1.00% A
after expense reductions

Ratio of net investment income to average   1.08%        1.08%        1.14%      3.89% A
net assets

Portfolio turnover                          58%          66%          81%        0% A



   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   G FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF OPERATIONS OF INITIAL CLASS SHARES).

   VIP ASSET MANAGER - INITIAL CLASS


Years ended December 31,                   1999         1998         1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 18.16      $ 18.01      $ 16.93      $ 15.79      $ 13.79

Income from Investment Operations

 Net investment income                      .59 C        .59 C        .57 C        .63          .30

 Net realized and unrealized gain (loss)    1.28         1.84         2.58         1.55         1.99

 Total from investment operations           1.87         2.43         3.15         2.18         2.29

Less Distributions

 From net investment income                 (.60)        (.57)        (.59)        (.57)        (.29)

 From net realized gain                     (.76)        (1.71)       (1.48)       (.47)        -

 Total distributions                        (1.36)       (2.28)       (2.07)       (1.04)       (.29)

Net asset value, end of period             $ 18.67      $ 18.16      $ 18.01      $ 16.93      $ 15.79

TOTAL RETURN A, B                           11.09%       15.05%       20.65%       14.60%       16.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 4,936,926  $ 4,905,468  $ 4,399,937  $ 3,641,194  $ 3,332,844

Ratio of expenses to average net assets     .63%         .64%         .65%         .74%         .81%

Ratio of expenses to average net assets     .62% D       .63% D       .64% D       .73% D       .79% D
after expense reductions

Ratio of net investment income to average   3.36%        3.46%        3.43%        3.60%        3.54%
net assets

Portfolio turnover                          94%          113%         101%         168%         256%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP ASSET MANAGER: GROWTH - INITIAL CLASS


Years ended December 31,                   1999       1998       1997       1996       1995 C

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 17.03    $ 16.36    $ 13.10    $ 11.77    $ 10.00

Income from Investment Operations

 Net investment income                      .40 B      .41 B      .36 B      .21        .10

 Net realized and unrealized gain (loss)    2.04       2.19       2.92       2.08       2.20

 Total from investment operations           2.44       2.60       3.28       2.29       2.30

Less Distributions

 From net investment income                 (.41)      (.34)      -          (.21)      (.11)

 From net realized gain                     (.68)      (1.59)     (.02)      (.75)      (.42)

 Total distributions                        (1.09)     (1.93)     (.02)      (.96)      (.53)

Net asset value, end of period             $ 18.38    $ 17.03    $ 16.36    $ 13.10    $ 11.77

TOTAL RETURN A, F                           15.26%     17.57%     25.07%     20.04%     23.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 580,555  $ 528,874  $ 483,231  $ 253,024  $ 68,247

Ratio of expenses to average net assets     .71%       .73%       .77%       .87%       1.00% D

Ratio of expenses to average net assets     .70% E     .72% E     .76% E     .85% E     1.00%
after expense reductions

Ratio of net investment income to average   2.38%      2.60%      2.44%      2.63%      1.69%
net assets

Portfolio turnover                          92%        98%        90%        120%       343%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS OF INITIAL CLASS SHARES) TO DECEMBER 31, 1995.

   D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   F TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   VIP INVESTMENT GRADE BOND - INITIAL CLASS


Years ended December 31,                   1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 12.960   $ 12.560   $ 12.240   $ 12.480   $ 11.020

Income from Investment Operations

 Net investment income                      .743 B     .725 B     .759 B     .670       .320

 Net realized and unrealized gain (loss)    (.873)     .335       .291       (.290)     1.530

 Total from investment operations           (.130)     1.060      1.050      .380       1.850

Less Distributions

 From net investment income                 (.510)     (.590)     (.730)     (.620)     (.390)

 From net realized gain                     (.160)     (.070)     -          -          -

 Total distributions                        (.670)     (.660)     (.730)     (.620)     (.390)

Net asset value, end of period             $ 12.160   $ 12.960   $ 12.560   $ 12.240   $ 12.480

TOTAL RETURN A                              (1.05)%    8.85%      9.06%      3.19%      17.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 658,852  $ 674,813  $ 324,525  $ 228,594  $ 181,546

Ratio of expenses to average net assets     .54%       .57%       .58%       .58%       .59%

Ratio of net investment income to average   6.07%      5.85%      6.34%      6.49%      6.53%
net assets

Portfolio turnover rate                     87%        239%       191%       81%        182%



   A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   VIP HIGH INCOME - INITIAL CLASS


Years ended December 31,                   1999         1998         1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 11.530     $ 13.580     $ 12.520     $ 12.050     $ 10.750

Income from Investment Operations

 Net investment income                      1.095 C      1.111 C      1.124 C      .927         .856

 Net realized and unrealized gain (loss)    (.195)       (1.591)      .936         .643         1.224

 Total from investment operations           .900         (.480)       2.060        1.570        2.080

Less Distributions

 From net investment income                 (1.075) D    (.970) D     (.890)       (.920)       (.780)

 From net realized gain                     (.030) D     (.600) D     (.110)       (.180)       -

 In excess of net realized gain             (.005) D     -            -            -            -

 Total distributions                        (1.110)      (1.570)      (1.000)      (1.100)      (.780)

Net asset value, end of period             $ 11.320     $ 11.530     $ 13.580     $ 12.520     $ 12.050

TOTAL RETURN A, B                           8.25%        (4.33)%      17.67%       14.03%       20.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 2,257,610  $ 2,348,954  $ 2,329,516  $ 1,588,822  $ 1,040,000

Ratio of expenses to average net assets     .69%         .70%         .71%         .71%         .71%

Ratio of net investment income to average   9.80%        9.14%        8.88%        9.09%        9.32%
net assets

Portfolio turnover rate                     82%          92%          118%         123%         132%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

   VIP MONEY MARKET - INITIAL CLASS


Years ended December 31,                     1999         1998         1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period         $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

Income from Investment Operations

 Net interest income                          .050         .053         .053         .052         .057

Less Distributions

 From net interest income                     (.050)       (.053)       (.053)       (.052)       (.057)

Net asset value, end of period               $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000

TOTAL RETURN A                                5.17%        5.46%        5.51%        5.41%        5.87%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)      $ 1,939,491  $ 1,507,489  $ 1,020,794  $ 1,126,155  $ 808,874

Ratio of expenses to average net assets       .27%         .30%         .31%         .30%         .33%

Ratio of net interest income to average net   5.06%        5.33%        5.32%        5.28%        5.72%
assets



   A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

ADDITIONAL INFORMATION ABOUT THE STANDARD & POOR'S 500 INDEX

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The product is not sponsored, endorsed, sold, or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the product to be issued or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the product.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-888-622-3175.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS, 811-3329, 811-5511, AND
811-7205

Fidelity, Contrafund, and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR Corp.

Asset Manager and Asset Manager: Growth are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

       The term "VIP" as used in this document refers to Fidelity
Variable Insurance Products.

1.700547.102 VIPIC-pro-0400




   EACH FUND OFFERS ITS SHARES ONLY TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES THAT OFFER VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS. A FUND MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY. IF A FUND IN THIS PROSPECTUS IS NOT AVAILABLE IN YOUR STATE, THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION WITH RESPECT TO THAT FUND. PLEASE READ THIS PROSPECTUS TOGETHER WITH YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE PRODUCT PROSPECTUS.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FIDELITY(REGISTERED TRADEMARK)
VARIABLE INSURANCE PRODUCTS
SERVICE CLASS

GROWTH AND GROWTH & INCOME FUNDS:
MID CAP PORTFOLIO
GROWTH OPPORTUNITIES PORTFOLIO
CONTRAFUND(registered trademark) PORTFOLIO
GROWTH PORTFOLIO
OVERSEAS PORTFOLIO
BALANCED PORTFOLIO
EQUITY-INCOME PORTFOLIO
GROWTH & INCOME PORTFOLIO
ASSET ALLOCATION FUNDS:
ASSET MANAGER SM PORTFOLIO
ASSET MANAGER: GROWTH SM PORTFOLIO
INCOME FUND:
HIGH INCOME PORTFOLIO

PROSPECTUS

APRIL 30, 2000

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         7   PERFORMANCE

                         14  OPERATING EXPENSES

FUND BASICS              17  INVESTMENT DETAILS

                         23  VALUING SHARES

SHAREHOLDER INFORMATION  23  BUYING AND SELLING SHARES

                         24  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

                         24  TAX CONSEQUENCES

FUND SERVICES            24  FUND MANAGEMENT

                         26  FUND DISTRIBUTION

APPENDIX                 26  FINANCIAL HIGHLIGHTS


FUND SUMMARY

INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

       VIP MID CAP PORTFOLIO    seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

   (small solid bullet) Normally investing primarily in common stocks.

(small solid bullet)    Normally investing at least 65% of total
assets in securities of companies with medium market
capitalizations     (those with market capitalizations similar to
companies in the Standard & Poor's MidCap 400 Index (S&P MidCap
400(registered trademark))).

(small solid bullet) Potentially investing in companies with smaller or larger market capitalizations.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP GROWTH OPPORTUNITIES PORTFOLIO     seeks to provide capital
growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) N   ormally investing primarily in common
stoc    ks.

(small solid bullet) Potentially investing in other types of securities, including bonds which may be lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP CONTRAFUND PORTFOLIO     seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Nor   mally investing primarily in common
stoc    ks.

(small solid bullet) Investing in securities of companies whose value it believes is not fully recognized by the public.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP GROWTH PORTFOLIO     seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

(small solid bullet) "GROWTH" INVESTING. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP OVERSEAS PORTFOLIO     seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally i   nvesting at least 65% of total
assets in foreign securi    ties.

(small solid bullet) N   ormally investing primarily in common
stocks    .

(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP BALANCED PORTFOLIO     seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.

(small solid bullet) Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.

(small solid bullet) Analyzing an issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP EQUITY-INCOME PORTFOLIO     seeks reasonable income. The fund
will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the
securities comprising the    Standard & Poor's 500 SM Index (S&P
500    (registered trademark)   )    .

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

(small solid bullet) Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

VIP GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Normally investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.

(small solid bullet) Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP ASSET MANAGER PORTFOLIO     seeks to obtain high total return
with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP ASSET MANAGER: GROWTH PORTFOLIO     seeks to maximize total
return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (50%-100%), bond class (0%-50%), and short-term/money market class (0%-50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

INVESTMENT OBJECTIVE

   VIP HIGH INCOME PORTFOLIO     seeks a high level of current income
while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) No   rmally investing at least 65% of total
assets in income-producing debt securities, preferred stocks and
convertible securi    ties, with an emphasis on lower-quality debt
securities.

(small solid bullet) Potentially investing in non-income producing securities, including defaulted securities and common stocks.

(small solid bullet) Investing in companies in troubled or uncertain financial condition.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

PERFORMANCE

The following information illustrates VIP Mid Cap's performance over
the past year, the changes in each fund's (   other than     VIP Mid
Cap's) performance from year to year, compares the performance of Service Class of each fund to the performance of a market index over various periods of time, and compares the performance of Service Class of each fund (other than VIP Asset Manager and VIP Asset Manager:
Growth) to an average of the performance of similar funds over various periods of time. Service Class of VIP Balanced, VIP Asset Manager, and VIP Asset Manager: Growth also compares its performance to the performance of a combination of market indexes over various periods of
time.    Returns for Service Class of each fund do not include the
effect of any sales charges or other expenses of any variable annuity or variable life insurance product. Returns for Service Class of each fund would be lower if the effect of those sales charges and expenses were included. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

VIP MID CAP - SERVICE CLASS

Calendar Year                                                     1999

                                                                  48.94%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 48.94

DURING THE PERIOD SHOWN IN THE CHART FOR SERVICE CLASS OF VIP MID CAP, THE HIGHEST RETURN FOR A QUARTER WAS 32.15% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -1.27% (QUARTER
ENDED SEPTEMBER 30, 1999).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP MID CAP WAS 24.26%.

VIP GROWTH OPPORTUNITIES - SERVICE CLASS

Calendar Years                                                            1998    1999

                                                                          24.51%  4.18%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 24.51
Row: 10, Col: 1, Value: 4.18

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP GROWTH OPPORTUNITIES, THE HIGHEST RETURN FOR A QUARTER WAS 20.70% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
-8.00% (QUARTER ENDED SEPTEMBER 30, 1999).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP
GROWTH OPPORTUNITIES WAS 0   .14%.

VIP CONTRAFUND - SERVICE CLASS

Calendar Years                                                  1998    1999

                                                                29.94%  24.15%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 29.94
Row: 10, Col: 1, Value: 24.15

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP
CONTRAFUND, THE HIGHEST RETURN FOR A QUARTER WAS 23.52% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.93%
(QUARTER ENDED SEPTEMBER 30, 199   8)    .

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP
CONTRAFUND WAS    5.4    2%.

VIP GROWTH - SERVICE CLASS

Calendar Years                                              1998    1999

                                                            39.38%  37.29%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 39.38
Row: 10, Col: 1, Value: 37.29000000000001

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP GROWTH, THE HIGHEST RETURN FOR A QUARTER WAS 24.26% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -5.82% (QUARTER
ENDED SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP
GROWTH WAS    8.68%.

VIP OVERSEAS - SERVICE CLASS

Calendar Years                                                1998    1999

                                                              12.69%  42.44%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 12.69
Row: 10, Col: 1, Value: 42.44

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP
OVERSEAS, THE HIGHEST RETURN FOR A QUARTER WAS 24.78% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.66% (QUARTER ENDED SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP
OVERSEAS WAS 0   .27%.

VIP BALANCED - SERVICE CLASS

Calendar Years                                                1998    1999

                                                              17.27%  4.43%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 17.27
Row: 10, Col: 1, Value: 4.430000000000001

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP
BALANCED, THE HIGHEST RETURN FOR A QUARTER WAS 11.37% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -5.87%
(QUARTER ENDED SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP
BALANCED WAS    0.47    %.

VIP EQUITY-INCOME - SERVICE CLASS

Calendar Years                                                      1998    1999

                                                                    11.54%  6.25%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 11.54
Row: 10, Col: 1, Value: 6.25

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP
EQUITY-INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 15.36% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
-12.52% (QUARTER ENDED SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP
EQUITY-INCOME WAS    -2.55    %.

VIP GROWTH & INCOME - SERVICE CLASS

Calendar Years                                                       1998    1999

                                                                     29.27%  9.06%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 29.27
Row: 10, Col: 1, Value: 9.060000000000001

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP GROWTH & INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 20.95% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
   -    8.39% (QUARTER ENDED SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP
GROWTH & INCOME WAS    -0.40    %.

VIP ASSET MANAGER - SERVICE CLASS

Calendar Years                                                     1998    1999

                                                                   14.82%  11.01%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 14.82
Row: 10, Col: 1, Value: 11.01

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP ASSET MANAGER, THE HIGHEST RETURN FOR A QUARTER WAS 12.77% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -6.69%
(QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP ASSET MANAGER WAS 2.03%.

VIP ASSET MANAGER: GROWTH - SERVICE CLASS

Calendar Years                                                             1998    1999

                                                                           17.18%  15.13%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 17.18
Row: 10, Col: 1, Value: 15.13

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP ASSET
MANAGER: GROWTH, THE HIGHEST RETURN FOR A QUARTER WAS 17.61% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
-10.10% (QUARTER ENDED SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP
ASSET MANAGER: GROWTH WAS 0   .29%.

VIP HIGH INCOME - SERVICE CLASS

Calendar Years                                                   1998    1999

                                                                 -4.34%  8.08%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: -4.34
Row: 10, Col: 1, Value: 8.08

DURING THE PERIODS SHOWN IN THE CHART FOR SERVICE CLASS OF VIP HIGH INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 5.29% (QUARTER ENDED
MARCH 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -12.76%
(QUARTER ENDED SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR SERVICE CLASS OF VIP
HIGH INCOME WAS -3   .71    %.

AVERAGE ANNUAL RETURNS

GROWTH AND GROWTH & INCOME FUNDS


For the periods ended December 31, 1999         Past 1 year  Life of class

VIP Mid Cap - Service Class                      48.94%       53.04%A

S&P MidCap 400                                   14.72%       20.81%A

Lipper Variable Annuity Mid Cap Funds Average    46.25%      n/a

VIP Growth Opportunities - Service Class         4.18%        14.96%B

S&P 500                                          21.04%       24.79%B

Lipper Variable Annuity Growth Funds Average     31.48%      n/a

VIP Contrafund - Service Class                   24.15%       24.62%B

S&P 500                                          21.04%       24.79%B

Lipper Variable Annuity Growth Funds Average     31.48%      n/a

VIP Growth - Service Class                       37.29%       35.35%B

Russell 3000 Growth Index                        33.83%       32.70%B

Lipper Variable Annuity Growth Funds Average     31.48%      n/a

VIP Overseas - Service Class                     42.44%       24.03%B

Morgan Stanley Capital International Europe,     27.22%       21.02%B
Australasia, Far East Index

Lipper Variable Annuity International Funds      42.88%      n/a
Average

VIP Balanced - Service Class                     4.43%        11.37%B

S&P 500                                          21.04%       24.79%B

Lipper Variable Annuity Balanced Funds Average   8.58%       n/a

Fidelity VIP Balanced Composite Index            12.00%       16.64%B

VIP Equity-Income - Service Class                6.25%        9.94%B

Russell 3000 Value Index                         6.65%        11.70%B

Lipper Variable Annuity Equity Income Funds      9.78%       n/a
Average

VIP Growth & Income - Service Class              9.06%        19.55%B

S&P 500                                          21.04%       24.79%B

Lipper Variable Annuity Growth & Income          14.51%      n/a
Funds Average


A FROM DECEMBER 28, 1998.

B FROM NOVEMBER 3, 1997.

ASSET ALLOCATION FUNDS


For the periods ended December 31, 1999         Past 1 year  Life of class

VIP Asset Manager - Service Class                11.01%       13.04%B

S&P 500                                          21.04%       24.79%B

Fidelity Asset Manager Composite Index           10.42%       14.67%B

VIP Asset Manager: Growth - Service Class        15.13%       16.24%B

S&P 500                                          21.04%       24.79%B

Fidelity Asset Manager: Growth Composite Index   14.55%       18.72%B


INCOME FUND


For the periods ended  December 31, 1999    Past 1 year  Life of class

VIP High Income - Service Class              8.08%        2.22%B

Merrill Lynch High Yield Master II Index     2.51%        3.43%B

Merrill Lynch High Yield Master Index        1.57%        3.33%B

Lipper Variable Annuity High Current Yield   3.83%       n/a
Funds Average


B FROM NOVEMBER 3, 1997.

If FMR had not reimbursed certain class expenses during these periods,
   VIP Mid Cap    's    Service Class     returns would have been
lower.

Fidelity    VIP     Balanced Composite Index is a hypothetical
representation of the performance of VIP Balanced's general investment categories using a weighting of 60% equity and 40% bond. The following
indexes are used to calculate the composite index: equity -    the
Russell 3000(registered trademark) Value Index    , and bond - the
Lehman Brothers Aggregate Bond Index. The index weightings of the composite index are rebalanced monthly.

Fidelity Asset Manager Composite Index is a hypothetical representation of the performance of VIP Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (50% stocks, 40% bonds and 10% short-term/money market instruments). The following indexes are used to calculate the composite index: stocks - the Standard & Poor's 500 Index (S&P 500), bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market instruments - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

Fidelity Asset Manager: Growth Composite Index is a hypothetical representation of the performance of VIP Asset Manager: Growth's three asset classes according to their respective weightings in the fund's
neutral mix (70% stocks, 25% bonds and 5% short   -    term/money
market instruments). The following indexes are used to calculate the composite index: stocks - the Standard & Poor's 500 Index (S&P 500), bonds - the Lehman Brothers Aggregate Bond Index, and
short   -    term/money market instruments - the Lehman Brothers
3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

S&P 500 is a market capitalization-weighted index of common stocks.

S&P MidCap 400 is a market capitalization-weighted index of 400 medium-capitalization stocks.

Russell 3000(registered trademark) Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S.
domiciled corporations.

Russell 3000 Value Index is a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations.

Morgan Stanley Capital International Europe, Australasia and Far East
(EAFE) Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets
outside the United States and Canada. As of    February 29, 2000    ,
the index included over    963     equity securities of companies
domiciled in    20     countries.

The Lehman Brothers 3-Month Treasury Bill Index represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

   The     Lehman Brothers U.S. Treasury Index is a market
value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more.

Going forward,    VIP     High Income   's     performance will be
compared to the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

Merrill Lynch High Yield Master II Index is a market value-weighted
index of all domestic and yankee high   -    yield bonds, including
deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a
credit rating lower than BBB   -    /Baa3, but are not in default.

Merrill Lynch High Yield Master Index is a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating
lower than BBB   -    /Baa3, but are not in default.

Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

OPERATING EXPENSES

The annual class operating expenses pro   vided below for Service
Class of each fund (other than VIP High Income) do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. The annual class operating expenses provided below
for Service Class of VIP High Income are based on     historical
expenses.    The annual class operating expenses do not take into
account any fees or other expenses of any variable annuity or variable life insurance product.

                                                                    Service Class

VIP MID CAP                Management fee                           0.57%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           2.74%

                           Total annual class operating expensesA   3.41%

VIP GROWTH OPPORTUNITIES   Management fee                           0.58%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.11%

                           Total annual class operating expensesA   0.79%

VIP CONTRAFUND             Management fee                           0.58%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.10%

                           Total annual class operating expensesA   0.78%

VIP GROWTH                 Management fee                           0.58%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.09%

                           Total annual class operating expensesA   0.77%

VIP OVERSEAS               Management fee                           0.73%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.18%

                           Total annual class operating expensesA   1.01%

VIP BALANCED               Management fee                           0.43%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.14%

                           Total annual class operating expensesA   0.67%

VIP EQUITY-INCOME          Management fee                           0.48%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.09%

                           Total annual class operating expensesA   0.67%

VIP GROWTH & INCOME        Management fee                           0.48%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.12%

                           Total annual class operating expensesA   0.70%

                                                                    Service Class

VIP ASSET MANAGER          Management fee                           0.53%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.11%

                           Total annual class operating expensesA   0.74%

VIP ASSET MANAGER: GROWTH  Management fee                           0.58%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.14%

                           Total annual class operating expensesA   0.82%

VIP HIGH INCOME            Management fee                           0.58%

                           Distribution and Service (12b-1) fee     0.10%

                           Other expenses                           0.11%

                           Total annual class operating expensesA   0.79%


A FMR HAS VOLUNTARILY AGREED TO REIMBURSE SERVICE CLASS OF    EACH
FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST,
TAXES, CE   RTAIN     SECURITIES LENDING COSTS, BROKERAGE COMMISSIONS
AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED THE FOLLOWING RATES:

                           Service Class  Effective Date

VIP Mid Cap                 1.10%          12/29/98

VIP Growth Opportunities    1.60%         11/3/97

VIP Contrafund              1.10%         11/3/97

VIP Growth                  1.60%         11/3/97

VIP Overseas                1.60%         11/3/97

VIP Balanced                1.60%         11/3/97

VIP Equity-Income           1.60%         11/3/97

VIP Growth & Income         1.10%         11/3/97

VIP Asset Manager           1.35%         11/3/97

VIP Asset Manager: Growth   1.10%         11/3/97

VIP High Income             1.10%         11/3/97

THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT ANY TIME.

A portion of the brokerage commissions that a fund pays is used to
reduce that fund's expenses.    In addition, through arrangements with
each fund's custodian, credits realized as a result of uninvested
cash     balances are used to reduce custodian expenses. Including
   these reductions, the total Service Class operating expenses
are shown    in the table below.

                                           Total Operating Expenses

VIP Mid Cap - Service Class                 1.07%A

VIP Growth Opportunities - Service Class    0.78%

VIP Contrafund - Service Class              0.75%

VIP Growth - Service Class                  0.75%

VIP Overseas - Service Class                0.98%

VIP Balanced - Service Class                0.66%

VIP Equity-Income - Service Class           0.66%

VIP Growth & Income - Service Class         0.69%

VIP Asset Manager - Service Class           0.73%

VIP Asset Manager: Growth - Service Class   0.81%

A AFTER REIMBURSEMENT.

FUND BASICS

INVESTMENT DETAILS

THE GROWTH AND GROWTH & INCOME FUNDS

INVESTMENT OBJECTIVE

   VIP     MID CAP PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 65% of the fund's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P MidCap 400 at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy. As of December 31, 1999, the S&P MidCap 400 included companies with
capitalizations between    $195.1     million and    $23.4
billion. The size of companies in the S&P MidCap 400 changes with market conditions and the composition of the index. FMR may also invest the fund's assets in companies with smaller or larger market capitalizations.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital
growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks. FMR may also invest the fund's assets in other types of securities, including bonds which may be lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     GROWTH PORTFOLIO seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     BALANCED PORTFOLIO seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     EQUITY-INCOME PORTFOLIO seeks reasonable income. The fund
will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the fund's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When a shareholder sells shares of a fund, they could be worth more or less than what the shareholder paid for them.

The following factors can significantly affect a fund's performance.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

   FOREIGN EXPOSURE.     Foreign securities, foreign currencies, and
securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes;
trading   ,     settlement, custodial, and other operational risks;
and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

"GROWTH" INVESTING. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE ASSET ALLOCATION FUNDS

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER PORTFOLIO seeks to obtain high total return
with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

Neutral Mix STOCKS 50%
(can range from 30-70%)
Row: 1, Col: 1, Value: 10.0
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 40.0
 BONDS 40%
(can range from 20-60%)
 SHORT-TERM/MONEY MARKET 10%
(can range from 0-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total
return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

Neutral Mix
 STOCKS 70%
(can range from
50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 70.0
Row: 1, Col: 3, Value: 25.0
 BONDS 25%
(can range from
0-50%)
 SHORT-TERM/MONE
Y MARKET 5% (can
range from 0-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

MONEY MARKET SECURITIES are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When a shareholder sells shares of a fund, they could be worth more or less than what the shareholder paid for them.

The following factors can significantly affect a fund's performance.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE INCOME FUND

INVESTMENT OBJECTIVE

   VIP     HIGH INCOME PORTFOLIO seeks a high level of current income while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR currently intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security's issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When a shareholder sells shares of the fund, they could be worth more or less than what the shareholder paid for them.

The following factors can significantly affect    the     fund's
performance.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER-SPECIFIC CHANGES.    Changes in the financial condition of an
issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in
general     economic or political conditions can affect the credit
quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

   VIP     MID CAP PORTFOLIO seeks long-term growth of capital.

   VIP     GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital
growth by investing primarily in common stocks and securities convertible into common stocks.

   VIP     CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

   VIP     GROWTH PORTFOLIO seeks to achieve capital appreciation.

   VIP     OVERSEAS PORTFOLIO seeks long-term growth of capital
primarily through investments in foreign securities.

   VIP     BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.

   VIP     EQUITY-INCOME PORTFOLIO seeks reasonable income by
investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

   VIP     GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

   VIP     ASSET MANAGER PORTFOLIO seeks to obtain high total return
with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

   VIP     ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total
return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

   VIP     HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Service Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission
(SEC). Each fund's assets are valued as of this time for the purpose of computing Service Class's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition,
trading in some of    a     fund's assets may not occur on days when
the fund is open for business.

Each fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

   SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

   Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts - not variable product owners - are the shareholders of the funds. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

   Only separate accounts of insurance companies that have signed the appropriate agreements with the funds can buy or sell shares of the funds.

The price to buy one share of Service Class is the class's NAV.
Service Class shares are sold without a sales charge.

   Shares will be bought at the next NAV calculated after an order is received in proper form.

   The funds' Board of Trustees may refuse to sell shares of a fund or may stop offering shares of a fund for a period of time or permanently if required by law, required by regulatory authorities, or in the best interests of shareholders of the fund.

The price to sell one share of Service Class is the class's NAV.

   Shares will be sold at the next NAV calculated after an order is received in proper form.

   Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven business days to process redemptions if making immediate payment would adversely affect a fund.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

   Under certain circumstances (for example, at the request of a shareholder), redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.

   Each fund offers its shares to separate accounts of insurance companies that may be affiliated or unaffiliated with FMR and/or each other. Each fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products. Nevertheless, the Board of Trustees that oversees each fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

   Each fund normally pays dividends and capital gain distributions at least annually, in February.
Dividends and capital gain distributions will be automatically reinvested in additional Service Class shares of the fund.

TAX CONSEQUENCES

   Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

   Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from a fund.

FUND SERVICES

FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of    March 25, 1999    , FMR had approximately $   521.7
billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High Income. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also
provide investment advisory services for    VIP Mid Cap, VIP Growth
Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High
Income    .

(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High Income. FMR Far East was organized in 1986 to provide investment
research and advice to FMR.    FMR Far East may pro    vide investment
research and advice on issuers based outside the United States and may
also provide investment advisory services for    VIP Mid Cap, VIP
Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High Income.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for VIP
Overseas. As of    September 28, 1999    , FIIA had approximately
$   3.6 billion     in discretionary assets under management.    FIIA
may pr    ovide investment research and advice on issuers based
outside the United States and may also provide investment advisory
services    for VIP Overseas.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for
VIP Overseas. As of    September 28, 1999    , FIIA(U.K.)L had
approximately $   2.6 billion     in discretionary assets under
management.    FIIA(U.K.)L     may provide investment research and
advice on issuers based outside the United States and may also provide
investment advisory services for    VIP Overseas.

(small solid bullet) Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High
Income. As of    September 28, 1999    , FIJ had approximately
$   16.3 billion     in discretionary assets under management.    FIJ
may provide inv    estment research and advice on issuers based
outside the United States for    VIP Mid Cap, VIP Growth
Opportunities, VIP Contrafund, VIP Overseas, VIP Balanced, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, and VIP High Income.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for VIP Balanced, VIP Asset Manager, and VIP Asset Manager: Growth. FIMM is primarily responsible for choosing certain types of investments for VIP Balanced, VIP Asset Manager, and VIP Asset Manager: Growth.

FIMM is an affiliate of FMR. As of March 29, 1999, FIMM had approximately $159.8 billion in discretionary assets under management.

Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as
sub-adviser for    each fund.     FMRC will be primarily responsible
for choosing investments for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Equity-Income, VIP Growth & Income, and VIP High Income. FMRC will be primarily responsible for choosing certain types of investments for VIP Balanced, VIP Asset Manager, and VIP Asset Manager: Growth. FMRC is a wholly owned subsidiary of FMR.

John Avery is vice president and manager of VIP Balanced, which he has managed since January 1998; he had been associate manager of the fund since September 1997. He also manages another Fidelity fund. Mr. Avery joined Fidelity in 1995 as an analyst. Previously, he was an analyst for Putnam Investments from 1993 to 1994.

Barry Coffman is vice president and manager of VIP High Income, which he has managed since August 1990. He also manages other Fidelity funds. Since joining Fidelity in 1986, Mr. Coffman has worked as an analyst and manager.

Will Danoff is vice president and manager of VIP Contrafund, which he has managed since January 1995. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. Danoff has worked as an analyst and manager.

Bettina Doulton is vice president and manager of VIP Growth
Opportunities, which she has managed since February 2000. She also manages another Fidelity fund. Since joining Fidelity in 1986, Ms. Doulton has worked as a research assistant, analyst and manager.

David Felman is vice president and manager of VIP Mid Cap, which he has managed since August 1999. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.

Kevin Grant is vice president and manager of VIP Balanced, which he has managed since March 1996. Mr. Grant manages the fixed-income investments for VIP Balanced. He also manages other Fidelity funds. Mr. Grant joined Fidelity in 1993 as a portfolio manager.

   Bart Grenier is vice president and manager of VIP Asset Manager and VIP Asset Manager: Growth, both of which he has managed since May 2000. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst and has held a number of positions with FMR and served as an officer of certain other investment companies managed or advised by FMR.

Richard Mace is vice president and manager of VIP Overseas, which he has managed since March 1996. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as an analyst and manager.

Stephen Petersen is vice president and manager of VIP Equity-Income, which he has managed since January 1997. He also manages another
Fidelity fund. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.

Louis Salemy is manager of VIP Growth & Income, which he has managed since September 1998. Previously, he was associate manager of the fund. Mr Salemy also manages another Fidelity fund. Since joining Fidelity in 1992, Mr. Salemy has worked as an analyst, manager, and portfolio assistant.

Jennifer Uhrig is vice president and manager of VIP Growth, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

   Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, and VIP Asset Manager: Growth, or 0.37% for VIP High Income, and it drops as total assets under management increase.

For December 1999, the group fee rate was    0.1267    % for VIP High
Income and the group fee rate was    0.2768    % for VIP Mid Cap, VIP
Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, and VIP Asset Manager: Growth. The individual fund fee rate is 0.15% for VIP Balanced; 0.20% for VIP Equity-Income and VIP Growth & Income; 0.25% for VIP Asset Manager; 0.30% for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, and VIP Asset Manager:
Growth; and 0.45% for VIP Overseas and VIP High Income.

The total management fee,    as a percentage of a fund's average net
assets,     for the fiscal year ended December 31, 1999   , for each
fund is shown in the table below.

                            Total Management Fee

VIP Mid Cap                  0.57%

VIP Growth Opportunities     0.58%

VIP Contrafund               0.58%

VIP Growth                   0.58%

VIP Overseas                 0.73%

VIP Balanced                 0.43%

VIP Equity-Income            0.48%

VIP Growth & Income          0.48%

VIP Asset Manager            0.53%

VIP Asset Manager: Growth    0.58%

VIP High Income              0.58%

FMR pays FIMM, FMR U.K., FMR Far East, and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FMR Far East pays FIJ for providing sub-advisory services.

FMR will pay FMRC for providing sub-advisory services.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

As of    February 29, 2000, approximately 62.71% of VIP Asset Manager:
Growth's; approximately 43.18% of VIP Growth & Income's; and approximately 36.88% of VIP Balanced's total outstanding shares, respectively, were held by FMR affiliates.

FUND DISTRIBUTION

Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes Service Class's shares.

Service Class of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Service Class of each fund is authorized to pay FDC a 12b-1 fee as compensation for providing services intended to result in the
sale of Service Class shares and/or support services    that benefit
variable product owners    . Service Class of each fund may pay FDC a
12b-1 fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class of each fund currently pays FDC a 12b-1 fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 fee rate for each fund may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

   FDC may reallow to intermediaries (such as insurance companies, broker-dealers and other service-providers), including its affiliates, up to the full amount of the Service Class 12b-1 fee, for providing services intended to result in the sale of Service Class shares and/or support services that benefit variable product owners.

In addition, each Service Class plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class
shares and/or support services    that benefit variable product
owners,     including payments of significant amounts made to
intermediaries that provide those services.     Currently, the Board
of Trustees of each fund has authorized such payments for Service
Class.

Because 12b-1 fees are paid out of Service Class's assets on an ongoing basis, they will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

   To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into
account the sale of shares of the    Fidelity    (registered
trademark)        Variable Insurance Product funds, provided that a
fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

APPENDIX

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand
Service Class'   s     financial history for the period of the
class'   s     operations. Certain information reflects financial
results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP (for VIP Mid Cap, VIP Growth, VIP Overseas, VIP Equity-Income, and VIP High Income) and Deloitte & Touche LLP (1999 annual information only for VIP Growth Opportunities, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Asset Manager, and VIP Asset Manager: Growth), independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. Annual information prior to 1999 was audited by PricewaterhouseCoopers LLP. A free copy of each annual report is available upon request.

   VIP MID CAP - SERVICE CLASS

Years ended December 31,                   1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 10.31   $ 10.00

Income from Investment Operations

 Net investment income (loss) D             (.01)     .00

 Net realized and unrealized gain (loss)    5.05      .31

 Total from investment operations           5.04      .31

Less Distributions

 From net realized gain                     (.09)     -

 In excess of net realized gain             (.02)     -

 Total distributions                        (.11)     -

Net asset value, end of period             $ 15.24   $ 10.31

TOTAL RETURN B, C                           48.94%    3.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 25,908  $ 516

Ratio of expenses to average net assets     1.10% F   1.10% A, F

Ratio of expenses to average net assets     1.07% G   1.10% A
after expense reductions

Ratio of net investment income (loss) to    (.09)%    (.35)% A
average net assets

Portfolio turnover                          163%      125% A


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1998.

   F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP GROWTH OPPORTUNITIES - SERVICE CLASS

Years ended December 31,                   1999       1998       1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 22.86    $ 19.27    $ 18.50

Income from Investment Operations

 Net investment income D                    .25        .23        .04

 Net realized and unrealized gain (loss)    .66        4.30       .73

 Total from investment operations           .91        4.53       .77

Less Distributions

 From net investment income                 (.22)      (.21)      -

 From net realized gain                     (.43)      (.73)      -

 Total distributions                        (.65)      (.94)      -

Net asset value, end of period             $ 23.12    $ 22.86    $ 19.27

TOTAL RETURN B, C                           4.18%      24.51%     4.16%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 344,778  $ 149,496  $ 2,589

Ratio of expenses to average net assets     .79%       .80%       .84% A

Ratio of expenses to average net assets     .78% F     .79% F     .83% A, F
after expense reductions

Ratio of net investment income to average   1.09%      1.16%      1.72% A
net assets

Portfolio turnover                          42%        29%        26%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP CONTRAFUND - SERVICE CLASS

Years ended December 31,                   1999       1998       1997 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 24.42    $ 19.93    $ 19.99

Income from Investment Operations

 Net investment income C                    .10        .11        .03

 Net realized and unrealized gain (loss)    5.58       5.55       (.09)

 Total from investment operations           5.68       5.66       (.06)

Less Distributions

 From net investment income                 (.12)      (.14)      -

 From net realized gain                     (.88)      (1.03)     -

 Total distributions                        (1.00)     (1.17)     -

Net asset value, end of period             $ 29.10    $ 24.42    $ 19.93

TOTAL RETURN B, F                           24.15%     29.94%     (0.30)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 775,216  $ 152,553  $ 3,722

Ratio of expenses to average net assets     .78%       .80%       .81% A

Ratio of expenses to average net assets     .75% E     .75% E     .78% A, E
after expense reductions

Ratio of net investment income to average   .37%       .53%       1.14% A
net assets

Portfolio turnover                          172%       201%       142%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   G TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   VIP GROWTH - SERVICE CLASS

Years ended December 31,                   1999       1998       1997 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 44.82    $ 37.09    $ 36.92

Income from Investment Operations

 Net investment income C                    .02        .06        .03

 Net realized and unrealized gain (loss)    15.07      12.83      .14

 Total from investment operations           15.09      12.89      .17

Less Distributions

 From net investment income                 (.08)      (.19)      -

 From net realized gain                     (5.03)     (4.97)     -

 Total distributions                        (5.11)     (5.16)     -

Net asset value, end of period             $ 54.80    $ 44.82    $ 37.09

TOTAL RETURN B, F                           37.29%     39.38%     .46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 916,330  $ 136,142  $ 2,015

Ratio of expenses to average net assets     .77%       .80%       .79% A

Ratio of expenses to average net assets     .75% E     .75% E     .77% A, E
after expense reductions

Ratio of net investment income to average   .04%       .15%       .70% A
net assets

Portfolio turnover                          84%        123%       113%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   F TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   VIP OVERSEAS - SERVICE CLASS

Years ended December 31,                   1999       1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 20.04    $ 19.20   $ 19.36

Income from Investment Operations

 Net investment income D                    .22        .15       .01

 Net realized and unrealized gain (loss)    7.94       2.19      (.17)

 Total from investment operations           8.16       2.34      (.16)

Less Distributions

 From net investment income                 (.31)      (.38)     -

 From net realized gain                     (.50)      (1.12)    -

 Total distributions                        (.81)      (1.50)    -

Net asset value, end of period             $ 27.39    $ 20.04   $ 19.20

TOTAL RETURN B, C                           42.44%     12.69%    (0.83)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 144,371  $ 34,720  $ 931

Ratio of expenses to average net assets     1.01%      1.01%     1.02% A

Ratio of expenses to average net assets     .98% F     .97% F    1.01% A, F
after expense reductions

Ratio of net investment income to average   1.00%      .80%      .31% A
net assets

Portfolio turnover                          78%        84%       67%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP BALANCED - SERVICE CLASS

Years ended December 31,                   1999      1998     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 16.07   $ 14.59  $ 14.16

Income from Investment Operations

 Net investment income D                    .43       .41      .08

 Net realized and unrealized gain (loss)    .24       1.98     .35

 Total from investment operations           .67       2.39     .43

Less Distributions

 From net investment income                 (.37)     (.36)    -

 From net realized gain                     (.43)     (.55)    -

 Total distributions                        (.80)     (.91)    -

Net asset value, end of period             $ 15.94   $ 16.07  $ 14.59

TOTAL RETURN B, C                           4.43%     17.27%   3.04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 27,054  $ 9,562  $ 10

Ratio of expenses to average net assets     .67%      .70%     .71% A

Ratio of expenses to average net assets     .66% F    .69% F   .71% A
after expense reductions

Ratio of net investment income to average   2.77%     2.79%    3.43% A
net assets

Portfolio turnover                          108%      94%      98%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP EQUITY-INCOME - SERVICE CLASS

Years ended December 31,                   1999       1998       1997 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 25.39    $ 24.27    $ 23.44

Income from Investment Operations

 Net investment income C                    .38        .36        .05

 Net realized and unrealized gain (loss)    1.11       2.31       .78

 Total from investment operations           1.49       2.67       .83

Less Distributions

 From net investment income                 (.38)      (.34)      -

 From net realized gain                     (.84)      (1.21)     -

 Total distributions                        (1.22)     (1.55)     -

Net asset value, end of period             $ 25.66    $ 25.39    $ 24.27

TOTAL RETURN B, F                           6.25%      11.54%     3.54%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 437,332  $ 225,145  $ 5,328

Ratio of expenses to average net assets     .67%       .68%       .68% A

Ratio of expenses to average net assets     .66% E     .67% E     .65% A, E
after expense reductions

Ratio of net investment income to average   1.47%      1.51%      1.63% A
net assets

Portfolio turnover                          27%        28%        44%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   F TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   VIP GROWTH & INCOME - SERVICE CLASS

Years ended December 31,                   1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 16.11   $ 12.53   $ 12.35

Income from Investment Operations

 Net investment income D                    .16       .15       .03

 Net realized and unrealized gain (loss)    1.27      3.50      .49

 Total from investment operations           1.43      3.65      .52

Less Distributions

 From net investment income                 (.10)     -         (.08)

 From net realized gain                     (.20)     (.07)     (.26)

 Total distributions                        (.30)     (.07)     (.34)

Net asset value, end of period             $ 17.24   $ 16.11   $ 12.53

TOTAL RETURN B, C                           9.06%     29.27%    4.29%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 95,600  $ 18,375  $ 10

Ratio of expenses to average net assets     .70%      .71%      .80% A

Ratio of expenses to average net assets     .69% F    .70% F    .80% A
after expense reductions

Ratio of net investment income to average   .98%      1.05%     1.24% A
net assets

Portfolio turnover                          58%       66%       81%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP ASSET MANAGER - SERVICE CLASS

Years ended December 31,                   1999      1998     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 18.10   $ 17.99  $ 17.60

Income from Investment Operations

 Net investment income D                    .56       .57      .10

 Net realized and unrealized gain (loss)    1.29      1.82     .29

 Total from investment operations           1.85      2.39     .39

Less Distributions

 From net investment income                 (.60)     (.57)    -

 From net realized gain                     (.76)     (1.71)   -

 Total distributions                        (1.36)    (2.28)   -

Net asset value, end of period             $ 18.59   $ 18.10  $ 17.99

TOTAL RETURN B, C                           11.01%    14.82%   2.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 23,677  $ 5,801  $ 10

Ratio of expenses to average net assets     .74%      .78%     .75% A

Ratio of expenses to average net assets     .73% F    .77% F   .75% A
after expense reductions

Ratio of net investment income to average   3.25%     3.49%    3.52% A
net assets

Portfolio turnover                          94%       113%     101%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   VIP ASSET MANAGER: GROWTH - SERVICE CLASS

Years ended December 31,                   1999      1998     1997 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 16.96   $ 16.35  $ 15.94

Income from Investment Operations

 Net investment income C                    .38       .40      .07

 Net realized and unrealized gain (loss)    2.03      2.14     .34

 Total from investment operations           2.41      2.54     .41

Less Distributions

 From net investment income                 (.41)     (.34)    -

 From net realized gain                     (.68)     (1.59)   -

 Total distributions                        (1.09)    (1.93)   -

Net asset value, end of period             $ 18.28   $ 16.96  $ 16.35

TOTAL RETURN B, F                           15.13%    17.18%   2.57%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 10,825  $ 3,165  $ 10

Ratio of expenses to average net assets     .82%      .89%     .87% A

Ratio of expenses to average net assets     .81% E    .88% E   .87% A
after expense reductions

Ratio of net investment income to average   2.27%     2.65%    2.70% A
net assets

Portfolio turnover                          92%       98%      90%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

   F TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   VIP HIGH INCOME - SERVICE CLASS

Years ended December 31,                   1999        1998       1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 11.520    $ 13.570   $ 13.380

Income from Investment Operations

 Net investment income D                    1.074       1.082      .203

 Net realized and unrealized gain (loss)    (.194)      (1.562)    (.013)

 Total from investment operations           .880        (.480)     .190

Less Distributions

 From net investment income                 (1.075) F   (.970) F   -

 From net realized gain                     (.030) F    (.600) F   -

 In excess of net realized gain             (.005) F    -          -

 Total distributions                        (1.110)     (1.570)    -

Net asset value, end of period             $ 11.290    $ 11.520   $ 13.570

TOTAL RETURN B, C                           8.08%       (4.34)%    1.42%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 253,972   $ 129,587  $ 2,919

Ratio of expenses to average net assets     .79%        .82%       .81% A

Ratio of expenses to average net assets     .79%        .82%       .80% A, G
after expense reductions

Ratio of net investment income to average   9.69%       9.51%      10.75% A
net assets

Portfolio turnover rate                     82%         92%        118%


   A ANNUALIZED

   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

   F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-888-622-3175.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering,
Analys   is, and Retrieval (EDGAR)     Database on the SEC's web site
(http://www.sec.gov). You can obtain copies of this information, after
paying a duplicating fee, by sending a request by e-   mail to
publicinfo@sec.gov or by     writing the Public Reference Section of
the SEC, Wa   shington, D.C. 20549-0102. You can     also review and
copy information about the funds, including the funds' SAI, at the
SEC's Public Reference Room in Washington, D.C   . Call 1-202-942-8090
for infor    mation on the operation of the SEC's Public Reference
Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS   ,     811-3329,
811-5511, AND 811-7205

Fidelity, Contrafund, and Fidelity I   nvestments & (Pyramid) Design
are registered trademarks of FMR Corp.

   Asset Manager and Asset Manager:     Growth are service marks of
FMR Corp.

The third party marks appearing above are the marks of their respective owners.

The term "VIP" as used    in this document refers to Fidelit    y
Variable Insurance Products.

1.700548.102 VIPSC-pro-0400




   EACH FUND OFFERS ITS SHARES ONLY TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES THAT OFFER VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS. A FUND MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY. IF A FUND IN THIS PROSPECTUS IS NOT AVAILABLE IN YOUR STATE, THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION WITH RESPECT TO THAT FUND. PLEASE READ THIS PROSPECTUS TOGETHER WITH YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE PRODUCT PROSPECTUS.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FIDELITY(REGISTERED TRADEMARK)
VARIABLE INSURANCE PRODUCTS
SERVICE CLASS 2

GROWTH AND GROWTH & INCOME FUNDS:
INDEX 500 PORTFOLIO
MID CAP PORTFOLIO
GROWTH OPPORTUNITIES PORTFOLIO
CONTRAFUND(registered trademark) PORTFOLIO
GROWTH PORTFOLIO
OVERSEAS PORTFOLIO
BALANCED PORTFOLIO
EQUITY-INCOME PORTFOLIO
GROWTH & INCOME PORTFOLIO
ASSET ALLOCATION FUNDS:
ASSET MANAGER PORTFOLIO SM
ASSET MANAGER: GROWTH PORTFOLIO SM
INCOME FUNDS:
INVESTMENT GRADE BOND PORTFOLIO
HIGH INCOME PORTFOLIO
MONEY MARKET FUND:
MONEY MARKET PORTFOLIO

PROSPECTUS

   APRIL 30, 2000

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         7   PERFORMANCE

                         19  OPERATING EXPENSES

FUND BASICS              21  INVESTMENT DETAILS

                         28  VALUING SHARES

SHAREHOLDER INFORMATION  28  BUYING AND SELLING SHARES

                         29  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

                         29  TAX CONSEQUENCES

FUND SERVICES            29  FUND MANAGEMENT

                         31  FUND DISTRIBUTION

APPENDIX                 32  ADDITIONAL INFORMATION ABOUT THE STANDARD &
                             POOR'S 500SM INDEX


FUND SUMMARY

INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

   VIP     INDEX 500 PORTFOLIO seeks investment results that
correspond to the total return of common stocks publicly traded in the
United States, as represented by the    Standard & Poor's 500 SM Index
(S&P 500    (registered trademark)   )    .

PRINCIPAL INVESTMENT STRATEGIES

Bankers Trust Company (BT)'s principal investment strategies include:

(small solid bullet)    Normally i    nvesting at least 80% of assets
in common stocks included in the S&P 500.

   (small solid bullet) Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, and earnings growth.

(small solid bullet) Lending securities to earn income for the fund.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     MID CAP PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet)    Normally i    nvesting primarily in common
stocks.

(small solid bullet) Normally i nvesting at least 65% of total assets in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the
   Standard & Poor's MidCap 400 Index (S&P MidCap 400    (registered
trademark)   ))    .

(small solid bullet) Potentially investing in companies with smaller or larger market capitalizations.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can
perform differently    from     the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole. The value of
securities of smaller issuers can be more volatile than that of larger issuers.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital
growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet)    Normally i    nvesting primarily in common
stocks.

(small solid bullet) Potentially investing in other types of securities, including bonds which may be lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can
perform differently    from     the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole. Lower-quality debt
securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet)    Normally i    nvesting primarily in common
stocks.

(small solid bullet) Investing in securities of companies whose value it believes is not fully recognized by the public.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can
perform differently    from     the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     GROWTH PORTFOLIO seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet)    Normally i    nvesting primarily in common
stocks.

(small solid bullet) Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can
perform differently    from     the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.

(small solid bullet) "GROWTH" INVESTING. "Growth" stocks can perform
differently    from     the market as a whole and other types of
stocks and can be more volatile than other types of stocks.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet)    Normally i    nvesting at least 65% of total
assets in foreign securities.

(small solid bullet)    Normally i    nvesting primarily in common
stocks.

(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or
economic developments and can perform differently    from     the U.S.
market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     BALANCED PORTFOLIO seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.

(small solid bullet) Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.

(small solid bullet) Analyzing    an     issuer using fundamental
factors and evaluating each security's current price relative to estimated long-term value to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases
can cause    the price     of    a     debt    security     to
decrease.
(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can
perform differently    from     the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole. Lower-quality debt
securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     EQUITY-INCOME PORTFOLIO seeks reasonable income. The fund
will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet)    Normally i    nvesting at least 65% of total
assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

(small solid bullet) Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can
perform differently    from     the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole. Lower-quality debt
securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform
differently    from     the market as a whole and other types of
stocks and can continue to be undervalued by the market for long periods of time.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet)    Normally i    nvesting a majority of assets in
common stocks with a focus on those that pay current dividends and show potential for capital appreciation.

(small solid bullet) Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases
can cause the price of    a     debt    security     to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can
perform differently    from     the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole. Lower-quality debt
securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER PORTFOLIO seeks to obtain high total return
with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can
perform differently    from     the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole. Lower-quality debt
securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When a shareholder sells shares of the fund, they could be worth more
or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total
return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (50%-100%), bond class (0%-50%), and short-term/money market class (0%-50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can
perform differently    from     the U.S. market.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole. Lower-quality debt
securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of
current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet)    Normally i    nvesting in U.S.
dollar-denominated investment-grade bonds    (those of medium and high
quality)    .

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features
and     current pricing   ,     trading opportunities, and the credit
quality of its issuer to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     HIGH INCOME PORTFOLIO seeks a high level of current income while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet)    Normally i    nvesting at least 65% of total
assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

(small solid bullet) Potentially investing in non-income producing securities, including defaulted securities and common stocks.

(small solid bullet) Investing in companies in troubled or uncertain financial condition.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or
economic developments and can perform differently    from     the U.S.
market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole. Lower-quality debt
securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political,
regulatory, market or economic developments    and can be difficult to
resell    .

When    a shareholder sells     shares of the fund, they could be
worth more or less than what    the shareholder     paid for them.

INVESTMENT OBJECTIVE

   VIP     MONEY MARKET PORTFOLIO seeks as high a level of current
income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing in U.S. dollar-denominated money market
securities        and repurchase agreements, and entering into reverse
repurchase agreements.

(small solid bullet) Investing more than 25% of total assets in the financial services industry.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) FINANCIAL SERVICES EXPOSURE. Changes in
government regulation    and interest rates and     economic downturns
can have a significant negative    effect     on issuers in the
financial services sector.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although
the fund seeks to preserve the value of    a shareholder's
investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE

The following information illustrates    VIP Mid Cap's performance
over the past year, as represented by the performance of Initial
Class; illustrates the changes in     each fund's    (other than VIP
Mid Cap's)     performance from year to year,    as represented by the
performance of Initial Class;     compares the performance of
   Initial Class of     each fund (other than    VIP     Money Market)
to the performance of a market index    over various periods of
time;     and compares the performance of    Initial Class of     each
fund (other than    VIP     Money Market,    VIP     Asset Manager and
   VIP     Asset Manager: Growth) to an average of the performance of
similar funds over various periods of time.    Initial Class     of
   VIP Balanced, VIP     Asset Manager, and    VIP     Asset Manager:
Growth        also compares its performance to the performance of a
combination of market indexes over various periods of time.    Returns
for Initial Class of each fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product. Returns for Initial Class of each fund would be lower if the effect of those sales charges and expenses were included.
    Returns are based on past results and are not an indication of future performance.

   Performance history will be available for Service Class 2 after Service Class 2 has been in operation for one calendar year.

YEAR-BY-YEAR RETURNS

VIP INDEX 500 - INITIAL CLASS


Calendar Years        1993   1994   1995    1996    1997    1998    1999

                      9.74%  1.04%  37.19%  22.71%  32.83%  28.31%  20.52%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: 9.739999999999998
Row: 5, Col: 1, Value: 1.04
Row: 6, Col: 1, Value: 37.19000000000001
Row: 7, Col: 1, Value: 22.71
Row: 8, Col: 1, Value: 32.83
Row: 9, Col: 1, Value: 28.31
Row: 10, Col: 1, Value: 20.52

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
INDEX 500, THE HIGHEST RETURN FOR A QUARTER WAS 21.36% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.96%
(QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP INDEX 500 WAS 2.20%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP INDEX 500, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP MID CAP - INITIAL CLASS

Calendar Year                    1999

                                 49.04%


Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 49.04

   DURING THE PERIOD SHOWN IN THE CHART FOR INITIAL CLASS OF VIP MID CAP, THE HIGHEST RETURN FOR A QUARTER WAS 32.12% (QUARTER ENDED
DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -1.27%
(QUARTER ENDED SEPTEMBER 30, 1999).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP MID CAP WAS 24.31%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP MID CAP, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP GROWTH OPPORTUNITIES - INITIAL CLASS

Calendar Years                                                    1996    1997    1998    1999

                                                                  18.27%  29.95%  24.61%  4.27%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: 18.27
Row: 8, Col: 1, Value: 29.95
Row: 9, Col: 1, Value: 24.61
Row: 10, Col: 1, Value: 4.270000000000001

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
GROWTH OPPORTUNITIES, THE HIGHEST RETURN FOR A QUARTER WAS 20.74%
(QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -7.99% (QUARTER ENDED SEPTEMBER 30, 1999).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP GROWTH OPPORTUNITIES WAS 0.14%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP GROWTH
OPPORTUNITIES, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF
SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL
CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER
EXPENSES.

VIP CONTRAFUND - INITIAL CLASS

Calendar Years              1996    1997    1998    1999

                            21.22%  24.14%  29.98%  24.25%


Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: 21.22
Row: 8, Col: 1, Value: 24.14
Row: 9, Col: 1, Value: 29.98
Row: 10, Col: 1, Value: 24.25

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
CONTRAFUND, THE HIGHEST RETURN FOR A QUARTER WAS 23.56% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.89%
(QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP CONTRAFUND WAS 5.45%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP CONTRAFUND, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP GROWTH - INITIAL CLASS


Calendar Years  1990     1991    1992   1993    1994    1995    1996    1997    1998    1999

                -11.73%  45.51%  9.32%  19.37%  -0.02%  35.36%  14.71%  23.48%  39.49%  37.44%



Percentage (%)
Row: 1, Col: 1, Value: -11.73
Row: 2, Col: 1, Value: 45.51
Row: 3, Col: 1, Value: 9.32
Row: 4, Col: 1, Value: 19.37
Row: 5, Col: 1, Value: -0.02
Row: 6, Col: 1, Value: 35.36
Row: 7, Col: 1, Value: 14.71
Row: 8, Col: 1, Value: 23.48
Row: 9, Col: 1, Value: 39.49
Row: 10, Col: 1, Value: 37.44

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
GROWTH, THE HIGHEST RETURN FOR A QUARTER WAS 24.29% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -20.80% (QUARTER ENDED SEPTEMBER 30, 1990).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP GROWTH WAS 8.72%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP GROWTH, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP OVERSEAS - INITIAL CLASS


Calendar Years  1990    1991   1992     1993    1994   1995   1996    1997    1998    1999

                -1.67%  8.00%  -10.72%  37.35%  1.72%  9.74%  13.15%  11.56%  12.81%  42.55%



Percentage (%)
Row: 1, Col: 1, Value: -1.67
Row: 2, Col: 1, Value: 8.0
Row: 3, Col: 1, Value: -10.72
Row: 4, Col: 1, Value: 37.34999999999999
Row: 5, Col: 1, Value: 1.72
Row: 6, Col: 1, Value: 9.739999999999998
Row: 7, Col: 1, Value: 13.15
Row: 8, Col: 1, Value: 11.56
Row: 9, Col: 1, Value: 12.81
Row: 10, Col: 1, Value: 42.55
   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
OVERSEAS, THE HIGHEST RETURN FOR A QUARTER WAS 24.78% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.65% (QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP OVERSEAS WAS 0.31%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP OVERSEAS, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP BALANCED - INITIAL CLASS

Calendar Years                                        1996   1997    1998    1999

                                                      9.98%  22.18%  17.64%  4.55%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: 9.98
Row: 8, Col: 1, Value: 22.18
Row: 9, Col: 1, Value: 17.64
Row: 10, Col: 1, Value: 4.55

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
BALANCED, THE HIGHEST RETURN FOR A QUARTER WAS 11.83% (QUARTER ENDED JUNE 30, 1997) AND THE LOWEST RETURN FOR A QUARTER WAS -5.79% (QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP BALANCED WAS 0.47%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP BALANCED, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP EQUITY-INCOME - INITIAL CLASS


Calendar Years  1990     1991    1992    1993    1994   1995    1996    1997    1998    1999

                -15.29%  31.44%  16.89%  18.29%  7.07%  35.09%  14.28%  28.11%  11.63%  6.33%



Percentage (%)
Row: 1, Col: 1, Value: -15.29
Row: 2, Col: 1, Value: 31.44
Row: 3, Col: 1, Value: 16.89
Row: 4, Col: 1, Value: 18.29
Row: 5, Col: 1, Value: 7.07
Row: 6, Col: 1, Value: 35.09
Row: 7, Col: 1, Value: 14.28
Row: 8, Col: 1, Value: 28.11
Row: 9, Col: 1, Value: 11.63
Row: 10, Col: 1, Value: 6.33

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
EQUITY-INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 15.44% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
-17.20% (QUARTER ENDED SEPTEMBER 30, 1990).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP EQUITY-INCOME WAS -2.54%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP EQUITY-INCOME, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP GROWTH & INCOME - INITIAL CLASS

Calendar Years                1997    1998    1999

                              30.09%  29.59%  9.17%


Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 30.09
Row: 9, Col: 1, Value: 29.59
Row: 10, Col: 1, Value: 9.17

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
GROWTH & INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 20.97% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
-8.37% (QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP GROWTH & INCOME WAS -0.40%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP GROWTH & INCOME, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP ASSET MANAGER - INITIAL CLASS


Calendar Years  1990   1991    1992    1993    1994    1995    1996    1997    1998    1999

                6.72%  22.56%  11.71%  21.23%  -6.09%  16.96%  14.60%  20.65%  15.05%  11.09%



Percentage (%)
Row: 1, Col: 1, Value: 6.72
Row: 2, Col: 1, Value: 22.56
Row: 3, Col: 1, Value: 11.71
Row: 4, Col: 1, Value: 21.23
Row: 5, Col: 1, Value: -6.09
Row: 6, Col: 1, Value: 16.96
Row: 7, Col: 1, Value: 14.6
Row: 8, Col: 1, Value: 20.65
Row: 9, Col: 1, Value: 15.05
Row: 10, Col: 1, Value: 11.09

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
ASSET MANAGER, THE HIGHEST RETURN FOR A QUARTER WAS 12.80% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS
-6.67% (QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP ASSET MANAGER WAS 2.14%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP ASSET MANAGER, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP ASSET MANAGER: GROWTH - INITIAL CLASS


Calendar Years              1996    1997    1998    1999

                            20.04%  25.07%  17.57%  15.26%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: 20.04
Row: 8, Col: 1, Value: 25.07
Row: 9, Col: 1, Value: 17.57
Row: 10, Col: 1, Value: 15.26

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
ASSET MANAGER: GROWTH, THE HIGHEST RETURN FOR A QUARTER WAS 17.69% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -10.12% (QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP ASSET MANAGER: GROWTH WAS 0.29%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP ASSET MANAGER:
GROWTH, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP INVESTMENT GRADE BOND - INITIAL CLASS

Calendar Years                             1990   1991    1992   1993    1994    1995    1996   1997   1998   1999

                                           6.21%  16.38%  6.65%  10.96%  -3.76%  17.32%  3.19%  9.06%  8.85%  -1.05%



Percentage (%)
Row: 1, Col: 1, Value: 6.21
Row: 2, Col: 1, Value: 16.38
Row: 3, Col: 1, Value: 6.65
Row: 4, Col: 1, Value: 10.96
Row: 5, Col: 1, Value: -3.76
Row: 6, Col: 1, Value: 17.32
Row: 7, Col: 1, Value: 3.19
Row: 8, Col: 1, Value: 9.060000000000001
Row: 9, Col: 1, Value: 8.850000000000001
Row: 10, Col: 1, Value: -1.05

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
INVESTMENT GRADE BOND, THE HIGHEST RETURN FOR A QUARTER WAS 6.23%
(QUARTER ENDED JUNE 30, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS -2.80% (QUARTER ENDED MARCH 31, 1994).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP INVESTMENT GRADE BOND WAS 2.12%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP INVESTMENT GRADE BOND, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP HIGH INCOME - INITIAL CLASS



Calendar Years  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999

                -2.23%  35.08%  23.17%  20.40%  -1.64%  20.72%  14.03%  17.67%  -4.33%  8.25%




Percentage (%)
Row: 1, Col: 1, Value: -2.23
Row: 2, Col: 1, Value: 35.08
Row: 3, Col: 1, Value: 23.17
Row: 4, Col: 1, Value: 20.4
Row: 5, Col: 1, Value: -1.64
Row: 6, Col: 1, Value: 20.72
Row: 7, Col: 1, Value: 14.03
Row: 8, Col: 1, Value: 17.67
Row: 9, Col: 1, Value: -4.33
Row: 10, Col: 1, Value: 8.25

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP HIGH INCOME, THE HIGHEST RETURN FOR A QUARTER WAS 12.69% (QUARTER ENDED MARCH 31, 1992) AND THE LOWEST RETURN FOR A QUARTER WAS -12.75%
(QUARTER ENDED SEPTEMBER 30, 1998).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP HIGH INCOME WAS -3.60%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP HIGH INCOME, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

VIP MONEY MARKET - INITIAL CLASS


Calendar Years  1990   1991   1992   1993   1994   1995   1996   1997   1998   1999

                8.04%  6.09%  3.90%  3.23%  4.25%  5.87%  5.41%  5.51%  5.46%  5.17%



Percentage (%)
Row: 1, Col: 1, Value: 8.039999999999999
Row: 2, Col: 1, Value: 6.09
Row: 3, Col: 1, Value: 3.9
Row: 4, Col: 1, Value: 3.23
Row: 5, Col: 1, Value: 4.25
Row: 6, Col: 1, Value: 5.87
Row: 7, Col: 1, Value: 5.41
Row: 8, Col: 1, Value: 5.51
Row: 9, Col: 1, Value: 5.46
Row: 10, Col: 1, Value: 5.17

   DURING THE PERIODS SHOWN IN THE CHART FOR INITIAL CLASS OF VIP
MONEY MARKET, THE HIGHEST RETURN FOR A QUARTER WAS 1.96% (QUARTER
ENDED MARCH 31, 1990) AND THE LOWEST RETURN FOR A QUARTER WAS 0.78% (QUARTER ENDED SEPTEMBER 30, 1993).

   THE YEAR-TO-DATE RETURN AS OF MARCH 31, 2000 FOR INITIAL CLASS OF VIP MONEY MARKET WAS 1.43%.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF VIP MONEY MARKET, WHICH IS NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

AVERAGE ANNUAL RETURNS

GROWTH AND GROWTH & INCOME FUNDS


For the periods ended  December 31, 1999       Past 1 year  Past 5 years  Past 10 years/ Life of class


VIP Index 500 - Initial Class                   20.52%       28.16%        21.07%A

S&P 500                                         21.04%       28.56%        21.45%A

Lipper Variable Annuity S&P 500 Index           20.48%       28.07%       n/a
Objective Funds Average

VIP Mid Cap - Initial Class                     49.04%      n/a            53.14%B

S&P MidCap 400                                  14.72%      n/a            20.81%B

Lipper Variable Annuity Mid Cap Funds Average   46.25%      n/a           n/a

VIP Growth Opportunities - Initial Class        4.27%       n/a            21.51%C

S&P 500                                         21.04%      n/a            28.59%C

Lipper Variable Annuity Growth Funds Average    31.48%      n/a           n/a

VIP Contrafund - Initial Class                  24.25%      n/a            27.73%C

S&P 500                                         21.04%      n/a            28.59%C

Lipper Variable Annuity Growth Funds Average    31.48%      n/a           n/a

VIP Growth - Initial Class                      37.44%       29.74%        19.94%

Russell 3000 Growth Index                       33.83%       31.09%        19.70%

Lipper Variable Annuity Growth Funds Average    31.48%       26.45%        17.79%

VIP Overseas - Initial Class                    42.55%       17.37%        11.43%

Morgan Stanley Capital International Europe,    27.22%       12.98%        7.08%
Australasia, Far East Index

Lipper Variable Annuity International Funds     42.88%       17.31%        10.82%
Average



A FROM AUGUST 27, 1992.

B FROM DECEMBER 28, 1998.

C FROM JANUARY 3, 1995.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF EACH FUND, WHICH ARE NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

GROWTH AND GROWTH & INCOME FUNDS - CONTINUED



For the periods ended  December 31, 1999        Past 1 year  Past 5 years  Past 10 years/ Life of class


VIP Balanced - Initial Class                     4.55%       n/a            13.50%C

S&P 500                                          21.04%      n/a            28.59%C

Lipper Variable Annuity Balanced Funds Average   8.58%       n/a           n/a

Fidelity VIP Balanced Composite Index            12.00%      n/a            20.12%C

VIP Equity-Income - Initial Class                6.33%        18.61%        14.49%

Russell 3000 Value Index                         6.65%        22.15%        15.31%

Lipper Variable Annuity Equity Income Funds      9.78%        20.59%        14.64%
Average

VIP Growth & Income - Initial Class              9.17%       n/a            22.11%D

S&P 500                                          21.04%      n/a            26.79%D

Lipper Variable Annuity Growth & Income          14.51%      n/a           n/a
Funds Average



ASSET ALLOCATION FUNDS



For the periods ended  December 31, 1999        Past 1 year  Past 5 years  Past 10 years/ Life of class

VIP Asset Manager - Initial Class                11.09%       15.63%        13.14%

S&P 500                                          21.04%       28.56%        18.21%

Fidelity Asset Manager Composite Index           10.42%       16.69%        11.96%

VIP Asset Manager: Growth - Initial Class        15.26%      n/a            20.16%C

S&P 500                                          21.04%      n/a            28.59%C

Fidelity Asset Manager: Growth Composite Index   14.55%      n/a            21.45%C



INCOME FUNDS



For the periods ended  December 31, 1999    Past 1 year  Past 5 years  Past 10 years

VIP Investment Grade Bond - Initial Class    -1.05%       7.30%         7.19%

Lehman Brothers Aggregate Bond Index         -0.82%       7.73%         7.70%

Lipper Variable Annuity Intermediate         -0.60%       7.08%         7.08%
Investment Grade Debt Funds Average

VIP High Income - Initial Class              8.25%        10.90%        12.44%

Merrill Lynch High Yield Master II Index     2.51%        9.89%         11.21%

Merrill Lynch High Yield Master Index        1.57%        9.61%         10.79%

Lipper Variable Annuity High Current Yield   3.83%        9.48%         10.15%
Funds Average



MONEY MARKET FUND


For the periods ended  December 31, 1999  Past 1 year  Past 5 years  Past 10 years

VIP Money Market - Initial Class           5.17%        5.48%         5.28%


C FROM JANUARY 3, 1995.

D FROM DECEMBER 31, 1996.

   THE RETURNS SHOWN ABOVE ARE FOR INITIAL CLASS OF EACH FUND, WHICH ARE NOT AVAILABLE THROUGH THIS PROSPECTUS. SERVICE CLASS 2 WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS TO INITIAL CLASS BECAUSE THE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. SERVICE CLASS 2'S RETURNS WILL BE LOWER THAN INITIAL CLASS'S RETURNS TO THE EXTENT THAT SERVICE CLASS 2 HAS HIGHER EXPENSES.

If FMR had not reimbursed certain class expenses during these periods,
   VIP Index 500's, VIP Mid Cap's, VIP Growth Opportunities', VIP Balanced's, VIP Growth & Income's, VIP Asset Manager's, VIP Asset
Manager: Growth's, VIP Investment Grade Bond's, VIP High Income's, and
VIP Money Market's Initial Class     returns would have been lower.


Fidelity VIP Balanced Composite Index is a hypothetical representation of the performance of VIP Balanced's general investment categories using a weighting of 60% equity and 40% bond. The following indexes
are used to calculate the composite index: equity - the    Russell
3000(registered trademark) Value Index    , and bond - the Lehman
Brothers Aggregate Bond Index. The index weightings of the composite index are rebalanced monthly.

Fidelity Asset    Manager     Composite Index is a hypothetical
representation of the performance of    VIP     Asset Manager's three
asset classes according to their respective weightings in the fund's neutral mix (50% stocks, 40% bonds and 10% short-term/money market
   instruments    ). The following indexes are used to calculate the
composite index: stocks - the Standard & Poor's 500 Index (S&P 500), bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money
market    instruments     - the Lehman Brothers 3-Month Treasury Bill
Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

Fidelity        Asset Manager: Growth Composite Index is a
hypothetical representation of the performance of    VIP     Asset
Manager: Growth's three asset classes according to their respective weightings in the fund's neutral mix (70% stocks, 25% bonds and 5%
short-term/money market    instruments    ). The following indexes are
used to calculate the composite index: stocks - the Standard & Poor's 500 Index (S&P 500), bonds - the Lehman Brothers Aggregate Bond Index,
and short-term/money market    instruments     - the Lehman Brothers
3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

S&P 500 is a market capitalization-weighted index of common stocks.

   S&P MidCap 400     is a market capitalization-weighted index of 400
medium-capitalization stocks.

Russell 3000(registered trademark) Growth Index is a market
capitalization-weighted index of    growth-oriented stocks of U.S.
domiciled corporations    .

Russell 3000 Value Index is a market capitalization-weighted index of
   value-oriented stocks of U.S. domiciled corporations    .

Morgan Stanley Capital International Europe, Australasia    and
Far East (EAFE) Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets
outside the United States and Canada.        As of February 29,
   2000    , the index included over    963     equity securities of
companies domiciled in    20     countries   .

The Lehman Brothers 3-Month Treasury Bill Index represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

   The     Lehman Brothers U.S. Treasury Index is a market
value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more.

   Going forward, VIP High Income's performance will be compared to the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred
interest bonds and payment   -    in   -    kind securities. Issues
included in the index have maturities of one year or more and have a
credit rating lower than BBB   -    /Baa3, but are not in default.

Merrill Lynch High Yield Master Index is a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating
lower than B   BB-    /Baa3, but are not in default.

Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

   OPERATING EXPENSES

   The annual class operating expenses provided below for Service
Class 2 of each fund are based on estimated expenses. The annual class operating expenses do not take into account any fees or other expenses of any variable annuity or variable life insurance product.

                                                                   Service Class 2


VIP INDEX 500              Management fee                          0.24%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.11%

                           Total annual class operating expensesA  0.60%

VIP MID CAP                Management fee                          0.57%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.43%

                           Total annual class operating expensesB  1.25%

VIP GROWTH OPPORTUNITIES   Management fee                          0.58%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.13%

                           Total annual class operating expensesB  0.96%

VIP CONTRAFUND             Management fee                          0.58%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.12%

                           Total annual class operating expensesB  0.95%

VIP GROWTH                 Management fee                          0.58%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.10%

                           Total annual class operating expensesB  0.93%

VIP OVERSEAS               Management fee                          0.73%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.18%

                           Total annual class operating expensesB  1.16%

VIP BALANCED               Management fee                          0.43%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.16%

                           Total annual class operating expensesB  0.84%

VIP EQUITY-INCOME          Management fee                          0.48%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.10%

                           Total annual class operating expensesB  0.83%

VIP GROWTH & INCOME        Management fee                          0.48%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.13%

                           Total annual class operating expensesB  0.86%

VIP ASSET MANAGER          Management fee                          0.53%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.11%

                           Total annual class operating expensesB  0.89%

VIP ASSET MANAGER: GROWTH  Management fee                          0.58%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.15%

                           Total annual class operating expensesB  0.98%

VIP INVESTMENT GRADE BOND  Management fee                          0.43%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.14%

                           Total annual class operating expensesB  0.82%

VIP HIGH INCOME            Management fee                          0.58%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.12%

                           Total annual class operating expensesB  0.95%

VIP MONEY MARKET           Management fee                          0.18%

                           Distribution and Service (12b-1) fee    0.25%

                           Other expenses                          0.12%

                           Total annual class operating expensesB  0.55%



   A EFFECTIVE JANUARY 12, 2000, FMR HAS VOLUNTARILY AGREED TO REIMBURSE SERVICE CLASS 2 OF VIP INDEX 500 TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES LENDING COSTS, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.53%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

B FMR HAS VOLUNTARILY AGREED TO REIMBURSE SERVICE CLASS 2 OF
   CERTAIN FUNDS     TO THE EXTENT THAT TOTAL OPERATING EXPENSES
(EXCLUDING INTEREST, TAXES, CERTAIN SECURITIES LENDING COSTS,
BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED THE FOLLOWING RATES:

                           Service Class 2  Effective Date

VIP Mid Cap                 1.25%           1/12/00

VIP Growth Opportunities    1.75%           1/12/00

VIP Contrafund              1.25%           1/12/00

VIP Growth                  1.75%           1/12/00

VIP Overseas                1.75%           1/12/00

VIP Balanced                1.75%           1/12/00

VIP Equity-Income           1.75%           1/12/00

VIP Growth & Income         1.25%           1/12/00

VIP Asset Manager           1.50%           1/12/00

VIP Asset Manager: Growth   1.25%           1/12/00

VIP Investment Grade Bond   1.05%           1/12/00

VIP High Income             1.25%           1/12/00

VIP Money Market            0.60%           1/12/00

THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT ANY TIME.

FUND BASICS

INVESTMENT DETAILS

THE GROWTH AND GROWTH & INCOME FUNDS

INVESTMENT OBJECTIVE

   VIP     INDEX 500 PORTFOLIO seeks investment results that
correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

BT normally invests at least 80% of the fund's assets in common stocks included in the S&P 500. The S&P 500 is a widely recognized, unmanaged index of common stock prices.

The fund may not always hold all of the same securities as the S&P
500. BT may    use statistical sampling techniques to attempt to
replicate the returns of the S&P 500. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, and earnings growth.

The fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

BT may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
BT may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If BT's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     MID CAP PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 65% of the fund's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P MidCap 400 at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.
As of December 31,    1999    , the S&P MidCap 400 included companies
with capitalizations between    $195.1 million and $23.    4 billion.
The size of companies in the S&P MidCap 400 changes with market conditions and the composition of the index. FMR may also invest the fund's assets in companies with smaller or larger market capitalizations.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors
considered include growth potential, earnings estimates   ,     and
management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital
growth.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks. FMR may also invest the fund's assets in other types of securities, including bonds which may be lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors
considered include growth potential, earnings estimates   ,     and
management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing
positive fundamental change   ,     such as a new management team or
product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors
considered include growth potential, earnings estimates   ,     and
management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     GROWTH PORTFOLIO seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution
channels   ,     or other opportunities   ,     or have a strong
industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth
potential, earnings estimates   ,     and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth
potential, earnings estimates   ,     and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     BALANCED PORTFOLIO seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing
security prices, interest rates   ,     or other factors that affect
security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     EQUITY-INCOME PORTFOLIO seeks reasonable income. The fund
will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, FMR is not constrained by any particular investment style. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings
estimates   ,     and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing
security prices        or other factors that affect security values.
If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the fund's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors
considered include growth potential, earnings estimates   ,     and
management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible
securities   ,     and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer
usually pays a fixed, variable   ,     or floating rate of interest,
and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current
interest        but are sold at a discount from their face values.
Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates
and in response to other economic, political   ,     or financial
developments. A fund's reaction to these developments will be affected
by the types    and maturities     of        securities in which the
fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of
investment in the securities of that issuer. When    a shareholder
sells     shares of a fund, they could be worth more or less than what
   the shareholder     paid for them.

The following factors    can     significantly affect a fund's
performance.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in
response to issuer, political, market   ,     and economic
developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react
differently    from     small cap stocks, and "growth" stocks can
react differently    from     "value" stocks. Issuer,
political   ,     or economic developments can affect a single issuer,
issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations
can involve additional risks relating to political, economic   ,
or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes;
trading   ,     settlement, custodial, and other operational risks;
and the less stringent investor protection and disclosure standards of
some foreign markets.        All of these factors can make foreign
investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign
markets can perform differently    from     the U.S. market.

Investing in emerging markets    can involve     risks in addition to
and greater than those generally associated with investing in more
developed foreign markets. The extent of    economic     development;
political stability; market depth, infrastructure   ,     and
capitalization   ;     and regulatory oversight    can be     less
than in more developed markets. Emerging market economies can be
subject to greater social, economic, regulatory   ,     and political
uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's
maturity. Securities subject to prepayment    can     offer less
potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or
value of an issuer's securities.    The value of securities of
smaller, less well-known issuers can be more volatile than that of
larger issuers.     Lower-quality debt securities (those of less than
investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to
company, political   ,     or economic developments and can decline
significantly over short periods of time or during periods of general or regional economic difficulty.

"GROWTH" INVESTING. "Growth" stocks can react differently to issuer,
political, market   ,     and economic developments than the market as
a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"VALUE" INVESTING. "Value" stocks can react differently to issuer,
political, market   ,     and economic developments than the market as
a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political   ,     or other
conditions, FMR    or BT     may temporarily use a different
investment strategy for defensive purposes. If FMR    or BT     does
so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE ASSET ALLOCATION FUNDS

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER PORTFOLIO seeks to obtain high total return
with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its    judgment     to place a security in the most
appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity
as well as maturity.    FMR may invest the fund's assets in these
classes by investing in other funds.     FMR may also invest the
fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

Neutral Mix STOCKS 50%
(can range from 30-70%)
Row: 1, Col: 1, Value: 10.0
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 40.0
 BONDS 40%
(can range from 20-60%)
 SHORT-TERM/MONEY MARKET 10%
(can range from 0-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth
potential, earnings estimates   ,     and management) and/or
quantitative factors (e.g., historical earnings, dividend
yield   ,     and earnings per share) and evaluates each security's
current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing
security prices, interest rates   ,     or other factors that affect
security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total
return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES

FMR allocates the fund's assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments.

FMR may use its    judgment     to place a security in the most
appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity
as well as maturity.    FMR may invest the fund's assets in these
classes by investing in other funds.     FMR may also invest the
fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

Neutral Mix STOCKS 70%
(can range from 50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 70.0
Row: 1, Col: 3, Value: 25.0
 BONDS 25%
(can range from 0-50%)
 SHORT-TERM/MONEY MARKET 5%
(can range from 0-50%)

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth
potential, earnings estimates   ,     and management) and/or
quantitative factors (e.g., historical earnings, dividend
yield   ,     and earnings per share) and evaluates each security's
current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing
security prices, interest rates   ,     or other factors that affect
security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible
securities   ,     and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer
usually pays a fixed, variable   ,     or floating rate of interest,
and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

MONEY MARKET SECURITIES are high-quality, short-term securities that
pay a fixed, variable   ,     or floating interest rate. Securities
are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market
securities have demand or put features   ,     which have the effect
of shortening the security's maturity   . M    oney market securities
include bank certificates of deposit, bank acceptances, bank time
deposits, notes, commercial paper   ,     and U.S. Government
securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price and yield change daily based on changes in market conditions and interest
rates and in response to other economic, political   ,     or
financial developments. A fund's reaction to these developments will
be affected by the types and maturities of        securities in which
the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of
investment in the securities of that issuer. When    a shareholder
sells     shares of a fund, they could be worth more or less than what
   the shareholder     paid for them.

The following factors    can     significantly affect a fund's
performance.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in
response to issuer, political, market   ,     and economic
developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react
differently    from     small cap stocks, and "growth" stocks can
react differently    from     "value" stocks. Issuer,
political   ,     or economic developments can affect a single issuer,
issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations
can involve additional risks relating to political, economic   ,
or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes;
trading, settlement, custodial   ,     and other operational risks;
and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign
markets can perform differently    from     the U.S. market.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's
maturity. Securities subject to prepayment    can     offer less
potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or
value of an issuer's securities.    The value of securities of
smaller, less well-known issuers can be more volatile than that of
larger issuers.     Lower-quality debt securities (those of less than
investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to
company, political   ,     or economic developments and can decline
significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political   ,     or other
conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE INCOME FUNDS

INVESTMENT OBJECTIVE

   VIP     INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of
current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in U.S. dollar-denominated
investment-grade bonds    (those of medium and high quality)    .

FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of
December 31, 199   9    , the dollar-weighted average maturity of the
fund and the index was approximately    8.8     and    8.9     years,
respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a
security's structural features    and     current price compared to
its estimated long-term value,        any short-term trading
opportunities resulting from market inefficiencies, and the credit quality of its issuer.

   T    o earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing
security prices, interest rates   ,     or other factors that affect
security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

   VIP     HIGH INCOME PORTFOLIO seeks a high level of current income while also considering growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR currently intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in
bankruptcy proceedings, reorganizations   ,     or financial
restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its
long-term value, and the earnings potential, credit standing   ,
and management of the security's issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing
security prices, interest rates   ,     or other factors that affect
security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible
securities   ,     and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer
usually pays a fixed, variable   ,     or floating rate of interest,
and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, mortgage and other asset-backed securities, and loans and loan participations.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market
conditions and in response to other economic, political   ,     or
financial developments. A fund's reaction to these developments will
be affected by the types and maturities of        securities in which
the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of
investment in the securities of that issuer. When    a shareholder
sells     shares of a fund, they could be worth more or less than what
   the shareholder     paid for them.

The following factors    can     significantly affect a fund's
performance.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in
response to issuer, political, market   ,     and economic
developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react
differently    from     small cap stocks, and "growth" stocks can
react differently    from     "value" stocks. Issuer,
political   ,     or economic developments can affect a single issuer,
issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations
can involve additional risks relating to political, economic   ,
or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes;
trading, settlement, custodial   ,     and other operational risks;
and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign
markets can perform differently    from     the U.S. market.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's
maturity. Securities subject to prepayment    can     offer less
potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that
affect a particular type of    security or     issuer, and changes in
general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to
company, political   ,     or economic developments and can decline
significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political   ,     or other
conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE MONEY MARKET FUND

INVESTMENT OBJECTIVE

   VIP     MONEY MARKET PORTFOLIO seeks as high a level of current
income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR invests the fund's assets in U.S. dollar-denominated money market
securities of domestic and foreign issuers        and repurchase
agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industry.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the
quality, maturity   ,     and diversification of the fund's
investments. FMR stresses maintaining a stable $1.00 share price,
liquidity   ,     and income.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

   MONEY MARKET SECURITIES     are high-quality, short-term securities
that pay a fixed, variable   ,     or floating interest rate.
Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market
securities have demand or put features   ,     which have the effect
of shortening the security's maturity.    M    oney market securities
include bank certificates of deposit, bank acceptances, bank time
deposits, notes, commercial paper   ,     and U.S. Government
securities.

A    REPURCHASE AGREEMENT     is an agreement to buy a security at one
   price and a simultaneous agreement to sell it back at an agreed-upon price.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. While the fund will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, the fund may incur losses regardless of the insurance.

The following factors    can     significantly affect the fund's
performance.

INTEREST RATE CHANGES. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

FOREIGN EXPOSURE. Issuers located in foreign countries and entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer or provider may not be available
and unfavorable political, economic   ,     or governmental
developments could affect the value of the security.

FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

   VIP     INDEX 500 PORTFOLIO seeks investment results that
correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

   VIP     MID CAP PORTFOLIO seeks long-term growth of capital.

   VIP     GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital
growth by investing primarily in common stocks and securities convertible into common stocks.

   VIP     CONTRAFUND PORTFOLIO seeks long-term capital appreciation.

   VIP     GROWTH PORTFOLIO seeks to achieve capital appreciation.

   VIP     OVERSEAS PORTFOLIO seeks long-term growth of capital
primarily through investments in foreign securities.

   VIP     BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.

   VIP     EQUITY-INCOME PORTFOLIO seeks reasonable income by
investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

   VIP     GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

   VIP     ASSET MANAGER PORTFOLIO seeks to obtain high total return
with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

   VIP     ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total
return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

   VIP     INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of
current income as is consistent with the preservation of capital.

   VIP     HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.

   VIP     MONEY MARKET PORTFOLIO seeks as high a level of current
income as is consistent with preservation of capital and liquidity by investing in money market instruments.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Service Class 2's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission
(SEC). Each fund's assets are valued as of this time for the purpose of computing Service Class 2's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition,
trading in some of    a     fund's assets may not occur on days when
the fund is open for business.

   The     money market    fund    's assets are valued on the basis
of amortized cost.

Each fund's (other than money market fund's) assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

   Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts - not variable product owners - are the shareholders of the funds. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

   Only separate accounts of insurance companies that have signed the appropriate agreements with the funds can buy or sell shares of the funds.

The price to buy one share of Service Class 2 is the class's NAV.
   Service Class 2 shares are sold without a sales charge.

   Shares will be bought at the next NAV calculated after an order is received in proper form.

   The funds' Board of Trustees may refuse to sell shares of a fund or may stop offering shares of a fund for a period of time or permanently if required by law, required by regulatory authorities, or in the best interests of shareholders of the fund.

The price to sell one share of Service Class 2 is the class's NAV.

   Shares will be sold at the next NAV calculated after an order is received in proper form.

   Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven business days to process redemptions if making immediate payment would adversely affect a fund.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

   Under certain circumstances (for example, at the request of a shareholder), redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.

   Each fund offers its shares to separate accounts of insurance companies that may be affiliated or unaffiliated with FMR and/or each other. Each fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products. Nevertheless, the Board of Trustees that oversees each fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

   DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

   Each of VIP Index 500, VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, VIP Investment Grade Bond, and VIP High Income normally pays dividends and capital gain distributions at least annually, in February.

   Distributions from VIP Money Market consist primarily of dividends. VIP Money Market normally declares dividends daily and pays them monthly.

Dividends and capital gain distributions will be automatically
reinvested    in additional Service Class 2 shares of the fund.

TAX CONSEQUENCES

   Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

   Insurance company separate accounts generally do not pay tax on
dividends or ca    pital gain distributions from a fund.

FUND SERVICES

FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of    March 25, 1999,     FMR had approximately $   521.7
billion in discretionary assets under management.

As the manager, FMR is responsible for choosing investments for
   each fund     (except    VIP     Index 500) and handling    each
fund's     business affairs.

BT serves as sub-adviser and custodian for    VIP     Index 500. BT
chooses the fund's investments and places orders to buy and sell the fund's investments.

As of    December 31, 1999    , BT had approximately $   247.97
billion     in discretionary assets under management.

BT's principal offices are at 130 Liberty Street, New York, New York
10006.

On March 11, 1999, BT announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, BT pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to
federal authorities.    On July 26, 1999, BT was formally sentenced in
United States District Court to pay the $60 million fine.
Separately, BT agreed to pay a $3.5 million fine to the State of New
York. The events leading up to the guilty plea    and formal
sentence     did not arise out of the investment advisory or mutual
fund management activities of BT or its affiliates.

As a result of the plea    and subsequent sentence    , absent an
order from the SEC, BT would not be able to continue to provide
investment advisory services to        VIP Index 500. The SEC has
granted a temporary order to permit BT and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR
U.K.), in London, England, serves as a sub-adviser for    VIP     Mid
Cap,    VIP     Growth Opportunities,    VIP     Contrafund,
   VIP     Overseas,    VIP     Balanced,    VIP     Growth & Income,
   VIP     Asset Manager,    VIP     Asset Manager: Growth, and
   VIP     High Income. FMR U.K. was organized in 1986 to provide
investment research and advice to FMR.        FMR U.K.    may
provide     investment research and advice on issuers based outside
the United States and may also provide investment advisory services
for    VIP     Mid Cap,    VIP     Growth Opportunities,    VIP
Contrafund,    VIP     Overseas,    VIP     Balanced,    VIP
Growth & Income,    VIP     Asset Manager,    VIP     Asset Manager:
Growth, and    VIP     High Income.

(small solid bullet) Fidelity Management & Research    (Far East)
Inc. (FMR Far East) serves as a sub-adviser for    VIP     Mid Cap,
   VIP     Growth Opportunities,    VIP     Contrafund,    VIP
Overseas,    VIP     Balanced,    VIP     Growth & Income,    VIP
Asset Manager,    VIP     Asset Manager: Growth, and    VIP     High
Income. FMR Far East was organized in 1986 to provide investment
research and advice to FMR.        FMR Far East    may provide
investment research and advice on issuers based outside the United States and may also provide investment advisory services for
   VIP     Mid Cap,    VIP     Growth Opportunities,    VIP
Contrafund,    VIP     Overseas,    VIP     Balanced,    VIP
Growth & Income,    VIP     Asset Manager,    VIP     Asset Manager:
Growth, and    VIP     High Income.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for    VIP
Overseas. As of    September 28, 1999    , FIIA had approximately
$   3.6 billion     in discretionary assets under management.
    FIIA    may provide     investment research and advice on issuers
based outside the United States and may also provide investment
advisory services for    VIP Overseas    .

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for
   VIP     Overseas. As of    September 28, 1999    , FIIA(U.K.)L had
approximately $   2.6 billion     in discretionary assets under
management.        FIIA(U.K.)L    may provide     investment research
and advice on issuers based outside the United States and may also
provide investment advisory services for VIP    Overseas    .

(small solid bullet) Fidelity Investments Japan Limited (FIJ), in
Tokyo, Japan, serves as a sub-adviser for    VIP     Mid Cap,
   VIP     Growth Opportunities,    VIP     Contrafund,    VIP
Overseas,    VIP     Balanced,    VIP     Growth & Income,    VIP
Asset Manager,    VIP     Asset Manager: Growth, and    VIP     High
Income. As of    September 28, 1999    , FIJ had approximately
$   16.3 billion     in discretionary assets under management.
    FIJ    may provide     investment research and advice on issuers
based outside the United States for    VIP     Mid Cap,    VIP
Growth Opportunities,    VIP     Contrafund,    VIP     Overseas,
   VIP     Balanced,    VIP     Growth & Income,    VIP     Asset
Manager,    VIP     Asset Manager: Growth, and    VIP     High Income.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New
Hampshire, serves as sub-adviser for    VIP     Investment Grade Bond
and    VIP     Money Market. FIMM is primarily responsible for
choosing investments for    VIP     Investment Grade Bond and
   VIP     Money Market. FIMM also serves as sub-adviser for
   VIP     Balanced,    VIP     Asset Manager, and    VIP     Asset
Manager: Growth. FIMM is    primarily     responsible for choosing
certain types of investments for    VIP     Balanced,    VIP     Asset
Manager, and    VIP     Asset Manager: Growth.

FIMM is an affiliate of FMR. As of    March 29, 1999    , FIMM had
approximately $   159.8 billion     in discretionary assets under
management.

   Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as sub-adviser for VIP Index 500, VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, VIP Asset
Manager: Growth, and VIP High Income. FMRC will be primarily responsible for choosing investments for VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Equity-Income, VIP Growth & Income, and VIP High Income. FMRC will be primarily responsible for choosing certain types of investments for VIP Balanced, VIP Asset Manager, and VIP Asset Manager: Growth. FMRC may provide investment research and advice and may also provide investment advisory services for VIP Index 500. FMRC is a wholly owned subsidiary of FMR.

John Avery is    vice president and     manager of    VIP
Balanced   ,     which he has managed since January 1998; he had been
associate manager of the fund since September 1997. He also manages another Fidelity fund. Mr. Avery joined Fidelity in 1995 as an analyst. Previously, he was an analyst for Putnam Investments from 1993 to 1994.

Barry Coffman is    vice president and     manager of    VIP     High
Income   ,     which he has managed since        August 1990. He
also        manages other Fidelity funds. Since joining Fidelity in
1986, Mr. Coffman has worked as an analyst and manager.

Will Danoff is vice president and manager of    VIP
Contrafund   ,     which he has managed since January 1995. He also
manages another Fidelity fund. Since joining Fidelity in 1986, Mr. Danoff has worked as an analyst and manager.

Bettina Doulton is vice president and manager of    VIP     Growth
Opportunities   , which she has managed since February 2000.     She
also manages another Fidelity fund. Since joining Fidelity in 1986, Ms. Doulton has worked as a research assistant, analyst and manager.

David Felman is    vice president and     manager of    VIP     Mid
Cap   , which he has managed since August 1999. He also manages other
Fidelity funds.     Mr. Felman joined Fidelity as an analyst in
1993.

Kevin Grant is vice president and manager of    VIP Balanced and
VIP     Investment Grade Bond   ,     which he has managed since March
1996 and February 1997, respectively.        Mr. Grant manages the
fixed-income investments for VIP Balanced. He also manages several other Fidelity funds. Mr. Grant joined Fidelity in 1993 as a portfolio manager.

   Bart Grenier is vice president and manager of VIP Asset Manager and VIP Asset Manager: Growth, both of which he has managed since May 2000. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst and has held a number of positions with FMR and served as an officer of certain other investment companies managed or advised by FMR.

Richard Mace is    vice president and     manager of    VIP
Overseas   ,     which he has managed since March 1996. He also
manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as an analyst and manager.

Stephen Petersen is vice president and manager of    VIP
Equity-Income   ,     which he has managed since January 1997. He also
manages another Fidelity fund. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.

Louis Salemy is        manager of    VIP     Growth & Income   ,
which he has managed since September 1998. Previously, he was
associate manager of    the fund    .    Mr. Salemy also manages
another Fidelity fund.     Since joining Fidelity in 1992, Mr. Salemy
has worked as an analyst, manager, and portfolio assistant.

Jennifer Uhrig is vice president and manager of    VIP
Growth   ,     which she has managed since January 1997. She also
manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.

   From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

   E    ach    fund     pays a management fee to FMR. The management
fee is calculated and paid to FMR every month.

   VIP Index 500's annual management fee rate is 0.24% of its average net assets.

   For VIP Mid Cap, VIP Growth Opportunities, VIP Contrafund, VIP Growth, VIP Overseas, VIP Balanced, VIP Equity-Income, VIP Growth & Income, VIP Asset Manager, VIP Asset Manager: Growth, VIP Investment Grade Bond, and VIP High Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The fee for    VIP     Money Market is calculated by adding a group
fee rate to an individual fund fee rate, dividing by twelve and multiplying the result by the fund's average net assets throughout the
month, and then adding an income-based fee.    The income-based fee is
6% of the fund's monthly gross income in excess of an annualized 5% yield, but it cannot rise above an annual rate of 0.24% of the fund's average net assets throughout that month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for
   VIP     Mid Cap,    VIP     Growth Opportunities,    VIP
Contrafund,    VIP     Growth,    VIP     Overseas,    VIP
Balanced,    VIP     Equity-Income,    VIP     Growth & Income,
   VIP     Asset Manager, and    VIP     Asset Manager: Growth, or
0.37% for    VIP     Investment Grade Bond,    VIP     High Income,
and    VIP     Money Market, and it drops as total assets under
management increase.

For December 1999, the group fee rate was 0.1267% for    VIP
Investment Grade Bond,    VIP     High Income, and    VIP     Money
Market, and the group fee rate was 0.2768% for    VIP     Mid Cap,
   VIP     Growth Opportunities,    VIP     Contrafund,    VIP
Growth,    VIP     Overseas,    VIP     Balanced,    VIP
Equity-Income,    VIP     Growth & Income,    VIP     Asset Manager,
and    VIP     Asset Manager: Growth. The individual fund fee rate is
0.03% for VIP Money Market   ;     0.15% for    VIP     Balanced   ;
    0.20% for    VIP     Equity-Income and    VIP     Growth &
Income   ;     0.25% for    VIP     Asset Manager   ;     0.30% for
   VIP     Mid Cap,    VIP     Growth Opportunities,    VIP
Contrafund,    VIP     Growth,    VIP     Asset Manager: Growth, and
VIP Investment Grade Bond   ;     and 0.45% for    VIP     Overseas
and    VIP     High Income.

   The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended December 31, 1999, for each fund (other than VIP Index 500) is shown in the table below.

                           Total Management Fee

VIP Mid Cap                 0.57%

VIP Growth Opportunities    0.58%

VIP Contrafund              0.58%

VIP Growth                  0.58%

VIP Overseas                0.73%

VIP Balanced                0.43%

VIP Equity-Income           0.48%

VIP Growth & Income         0.48%

VIP Asset Manager           0.53%

VIP Asset Manager: Growth   0.58%

VIP Investment Grade Bond   0.43%

VIP High Income             0.58%

VIP Money Market            0.18%


FMR pays FIMM, FMR U.K., FMR Far East, and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FMR Far East pays FIJ for providing sub-advisory services.

   FMR will pay FMRC for providing sub-advisory services.

   FMR pays BT for providing investment management and custodial services.

   Prior to October 1, 1999, VIP Index 500 paid a management fee at an annual rate of 0.24% of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT.

FMR may, from time to time, agree to reimburse    a     class for
management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
arrangements, which may be    discontinued     by FMR at any time, can
decrease a class's expenses and boost its performance.

   As of February 29, 2000, approximately 62.71% of VIP Asset Manager:
Growth's; approximately 58.41% of VIP Money Market's; approximately 43.18% of VIP Growth & Income's; approximately 36.88% of VIP Balanced's; approximately 30.81% of VIP Investment Grade Bond's; and approximately 26.13% of VIP Index 500's total outstanding shares,
respectively, were held by FM    R affiliates.

FUND DISTRIBUTION

Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation        (FDC) distributes Service
Class 2's shares.

   Service Class 2 of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Service Class 2 of each fund is authorized to pay FDC a 12b-1 fee as compensation for providing services intended to result in the sale of Service Class 2 shares and/or support services that benefit variable product owners. Service Class 2 of each fund currently pays FDC a 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month.

   FDC may reallow to intermediaries (such as insurance companies, broker-dealers and other service-providers), including its affiliates, up to the full amount of the Service Class 2 12b-1 fee, for providing services intended to result in the sale of Service Class 2 shares and/or support services that benefit variable product owners.

   In addition, each Service Class 2 plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for Service Class 2.

   Because 12b-1 fees are paid out of Service Class 2's assets on an ongoing basis, they will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

   To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into
account the sale of shares of the    Fidelity    (registered
trademark) Variable Insurance Product funds, provided that a fund receives brokerage services and commission rates comparable to those of other broker-dealers.

BT may allocate brokerage transactions in a manner that takes into
account the sale of shares of    VIP     Index 500, provided that the
fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

   APPENDIX

ADDITIONAL INFORMATION ABOUT THE STANDARD & POOR'S 500 INDEX

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The product is not sponsored, endorsed, sold, or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the product to be issued or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the product.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at
1-888-622-3175   .

The SAI, the funds' annual and semi-annual reports and other related
materials are available    from the Electronic Data Gathering,
Analysis, and Retrieval (EDGAR) Database     on the SEC's    w    eb
site (http://www.sec.gov). You can obtain copies of this
information   , after     paying a duplicating fee,    by sending a
request by e-mail to publicinfo@sec.gov or     by writing the Public
Reference Section of the SEC, Washington, D.C. 20549-   0102    . You
can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C.
Call 1-   202-942-8090     for information on the operation of the
SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS, 811-3329, 811-5511, AND
811-7205

Fidelity, Contrafund, and Fidelity I   nvestments & (Pyramid) Design
are registered trademarks of FMR Corp.

   Asset Manager and Asset Manager:     Growth are service marks of
FMR Corp.

The third party marks appearing above are the marks of their respective owners.

The term "VIP" as used    in this document refers to Fidelit    y
Variable Insurance Products.

   1.733316.101 VIP2C-pro-0400




   FIDELITY(registered trademark) VARIABLE INSURANCE PRODUCTS
   MONEY MARKET PORTFOLIO, HIGH INCOME PORTFOLIO, EQUITY-INCOME PORTFOLIO, GROWTH PORTFOLIO, OVERSEAS PORTFOLIO, INVESTMENT GRADE BOND PORTFOLIO, ASSET MANAGERSM PORTFOLIO, ASSET MANAGER: GROWTHSM PORTFOLIO, INDEX 500 PORTFOLIO, CONTRAFUND(registered trademark) PORTFOLIO, BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO, AND MID CAP PORTFOLIO
   FUNDS OF VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III

   INITIAL CLASS, SERVICE CLASS, AND SERVICE CLASS 2

   STATEMENT OF ADDITIONAL INFORMATION

   APRIL 30, 2000

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus, dated April 30, 2000, or an annual report, please call Fidelity at 1-888-622-3175.

TABLE OF CONTENTS                               PAGE

Investment Policies and Limitations             3

Special Considerations Regarding Canada         12

Special Considerations Regarding Europe         13

Special Considerations Regarding Japan          13

Special Considerations Regarding Asia           14
Pacific Region (ex Japan)

Special Considerations Regarding Latin America  14

Special Considerations Regarding Russia         14

Special Considerations Regarding Africa         15

Portfolio Transactions                          15

Valuation                                       24

Performance                                     25

Additional Purchase and Redemption Information  96

Distributions and Taxes                         96

Trustees and Officers                           96

Control of Investment Advisers                  103

Management Contracts                            104

Distribution Services                           115

Transfer and Service Agent Agreements           116

Description of the Trusts                       119

Financial Statements                            119

Appendix                                        120


For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free
prospectus. Read it carefully before invest   ing     or
send   ing     money.

(fidelity_logo_graphic)(REGISTERED TRADEMARK)
82 Devonshire Street, Boston, MA 02109

VIPIS2-ptb-0400
1.478007.103

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies
with    the     fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF    VIP MONEY MARKET PORTFOLIO

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) purchase the securities of any issuer if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(9) invest in companies for the purpose of exercising control or management.

THE FOLLOWING INVESTMENT LIMITATIONS FOR    VIP MONEY MARKET
PORTFOLIO     ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY
AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(viii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

   The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

       INVESTMENT LIMITATIONS OF VIP HIGH INCOME PORTFOLIO, VIP
EQUITY-INCOME PORTFOLIO, VIP GROWTH PORTFOLIO, VIP OVERSEAS
   PORTFOLIO, VIP INVESTMENT GRADE BOND PORTFOLIO, VIP ASSET MANAGER PORTFOLIO, VIP ASSET MANAGER: GROWTH PORTFOLIO, VIP INDEX 500
PORTFOLIO, VIP CONTRAFUND PORTFOLIO, VIP BALANCED PORTFOLIO, VIP
GROWTH & INCOME PORTFOLIO, VIP GROWTH OPPORTUNITIES PORTFOLIO, AND VIP
MID CAP PORTFOLI    O

   THE FOLLOWING ARE VIP HIGH INCOME PORTFOLIO'S, VIP EQUITY-INCOME PORTFOLIO'S, VIP GROWTH PORTFOLIO'S, VIP OVERSEAS PORTFOLIO'S, VIP INVESTMENT GRADE BOND PORTFOLIO'S, VIP ASSET MANAGER PORTFOLIO'S, VIP ASSET MANAGER: GROWTH PORTFOLIO'S, VIP INDEX 500 PORTFOLIO'S, VIP CONTRAFUND PORTFOLIO'S, VIP BALANCED PORTFOLIO'S, VIP GROWTH & INCOME PORTFOLIO'S, VIP GROWTH OPPORTUNITIES PORTFOLIO'S, AND VIP MID CAP PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:

(1) (for VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIP Investment Grade Bond Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Index 500 Portfolio, VIP Contrafund Portfolio, and VIP Mid Cap Portfolio) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

  (for VIP Balanced Portfolio, VIP Growth & Income Portfolio, and VIP Growth Opportunities Portfolio) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) (for VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIP Investment Grade Bond Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Index 500 Portfolio, VIP Contrafund Portfolio, VIP Balanced Portfolio, VIP Growth & Income Portfolio, and VIP Growth Opportunities Portfolio) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

  (for VIP Mid Cap Portfolio) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) (for VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIP Balanced Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

  (for VIP Investment Grade Bond Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Index 500 Portfolio, VIP Contrafund Portfolio, and VIP Growth & Income Portfolio) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) (for VIP Balanced Portfolio and VIP Growth Opportunities
Portfolio) Each fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  (for VIP Mid Cap Portfolio) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   THE FOLLOWING INVESTMENT LIMITATIONS FOR VIP HIGH INCOME PORTFOLIO, VIP EQUITY-INCOME PORTFOLIO, VIP GROWTH PORTFOLIO, VIP OVERSEAS PORTFOLIO, VIP INVESTMENT GRADE BOND PORTFOLIO, VIP ASSET MANAGER PORTFOLIO, VIP ASSET MANAGER: GROWTH PORTFOLIO, VIP INDEX 500 PORTFOLIO, VIP CONTRAFUND PORTFOLIO, VIP BALANCED PORTFOLIO, VIP GROWTH & INCOME PORTFOLIO, VIP GROWTH OPPORTUNITIES PORTFOLIO, AND VIP MID CAP PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL.

(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) Each fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% (VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Investment Grade Bond Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Index 500 Portfolio, VIP Contrafund Portfolio, VIP Balanced Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio) or more than 15% (VIP High Income Portfolio and VIP Overseas Portfolio) of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) Each fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money up to 15% of the fund's net assets to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) Each fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(vii) (for VIP Balanced Portfolio and VIP Growth Opportunities
Portfolio) Each fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  (for VIP Mid Cap Portfolio) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   (viii) (for VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Investment Grade Bond Portfolio, VIP Asset Manager Portfolio, and VIP Index 500) FMR limits the amount of each fund's assets that may be invested in foreign securities to 50%.

   The extent to which a fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (l) and (i).

   For purposes of limitation (5) (for each of VIP Asset Manager and VIP Asset Manager: Growth), with respect to the fund's investments in Fidelity Money Market Central Fund, FMR treats the issuers of the underlying securities owned by Fidelity Money Market Central Fund as the issuer of Fidelity Money Market Central Fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% (VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Investment Grade Bond Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Index 500 Portfolio, VIP Contrafund Portfolio, VIP Balanced Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio) or more than 15% (VIP High Income Portfolio and VIP Overseas Portfolio) of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page    11    .

For purposes of VIP Index 500 Portfolio's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.

For purposes of    normally     investing at least 65% of VIP High
Income Portfolio's total assets in income-producing debt securities,
preferred stocks and convertible securities,    with an emphasis on
lower-quality debt securities,     FMR interprets "total assets" to
exclude collateral received for securities lending transactions.

For purposes of    normally     investing at least 65% of VIP
Equity-Income Portfolio's total assets in income-producing equity securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

For purposes of    normally     investing at least 65% of VIP Mid Cap
Portfolio's total assets in securities of companies with medium market capitalizations, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

For purposes of investing at least 25% of VIP Balanced Portfolio's total assets in fixed-income senior securities (including debt securities and preferred stock), FMR interprets "total assets" to exclude collateral received for securities lending transactions.

For purposes of    normally     investing at least 65% of VIP Overseas
Portfolio's total assets in foreign securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies Fidelity Management & Research Company (FMR) or Bankers Trust Company (BT) (for VIP Index
500) may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR or BT may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET ALLOCATION (VIP ASSET MANAGER AND VIP ASSET MANAGER: GROWTH
ONLY). The stock class includes domestic and foreign    equity
    securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

The bond class includes all varieties of domestic and foreign
fixed-income securities maturing in more than one year   .
S    ecurities in this    asset c    lass may include bonds, notes,
adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.

The short-term/money market class includes all types of domestic and
foreign short-term and money market instruments.    S    hort-term and
money market instruments may include commercial paper, notes, and other corporate debt securities, government securities issued by U.S. or foreign governments or their agencies or instrumentalities, bank deposits and other financial institution obligations, repurchase agreements involving any type of security, and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

FMR may use its judgment to place a security in the most appropriate asset class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. A fund may also make other investments that do not fall within these asset classes. In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.

ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its
affiliates that seek to earn a high level of current income    (free
from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DOMESTIC AND FOREIGN INVESTMENTS    (MONEY MARKET FUND     ONLY)
include U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may also include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and repayment of principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks
inherent in U.S. investments   .

   F    oreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR or BT will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer,
securities depository or foreign subcustodian   . I    n addition, the
costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

FOREIGN CURRENCY TRANSACTIONS. A    fund (other than the money market
fund)     may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR or BT.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's or BT's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR or BT anticipates. For example, if a currency's value rose at a time when FMR or BT had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR or BT hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR or BT increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's or BT's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully
collateralized at all times.    T    he value of a security purchased
by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR or BT determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR or BT will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 SM Index (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

   Futures may be based o    n foreign indexes such as the CAC 40
(France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each    fund (other
than the money market fund)     has filed a notice of eligibility for
exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each growth, growth & income,    and     asset allocation
fund (except VIP Index 500) will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

In addition, each income fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

BT also intends to follow certain other limitations on VIP Index 500's futures and option activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract or option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the    funds' (other than the money market
fund's)     investments in futures contracts and options, and the
funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of each fund's (except VIP Index 500) investments and, through reports from FMR, the Board monitors investments in illiquid securities. Under the supervision of the Board of Trustees and FMR, BT determines the liquidity of VIP Index 500's investments and, through reports from FMR and/or BT, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR or BT, as appropriate, may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

In addition, for VIP Index 500, indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of the S&P 500 or comparable stock indices. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the S&P 500 as accurately as direct investments in the S&P 500.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's(registered trademark), Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but
considered to be of equivalent quality by FMR   .

       LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MONEY MARKET INSURANCE. The money market fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The money market fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. The money market fund may incur losses regardless of the insurance.

MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

MORTGAGE SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

PREFERRED STOCK represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found
satisfactory by    FMR or, for VIP Index 500, by BT     or, under
certain circumstances, by FMR or an FMR affiliate.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, for VIP Index 500, by BT or, under certain circumstances, by FMR or an FMR affiliate. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

SECURITIES OF OTHER INVESTMENT COMPANIES. including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
VIP Index 500 may invest in investment companies that seek to track the performance of indexes other than the indexes that the fund seeks to track.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp. VIP Index 500 will not lend
securities to BT or its affiliates   .

Securities lending allows a fund to retain ownership of the securities
loaned and, at the same time, earn additional income.    The borrower
provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment
is purchased.     Loans will be made only to parties deemed by FMR or
BT to be in good standing and when, in FMR's or BT's judgment, as
appropriate, the income earned would justify the risk   s.

Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loan
ed, to market appreciation or depreciation   .
SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

Short sales against the box could be used to protect the net asset value per share (NAV) of a money market fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. A money market fund will incur transaction costs in connection with opening and closing short sales against the box. A fund (other than the money market fund) will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SHORT SALES. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.
SWAP AGREEMENTS    (EXCEPT VIP INDEX 500)     can be individually
negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

SWAP AGREEMENTS (VIP INDEX 500 ONLY). Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, VIP Index 500 would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

The most significant factor in the performance of swap agreements is the change in value of the specific index or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with the S&P 500. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

TEMPORARY DEFENSIVE POLICIES. Each of VIP Equity-Income, VIP Growth, VIP Overseas, VIP Asset Manager, VIP Asset Manager: Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

VIP Investment Grade Bond reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

VIP High Income reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CANADA

       POLITICAL.    Canada's parliamentary system of government is,
in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.

       ECONOMIC.    Canada is a major producer of commodities such as
forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

   In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

       CURRENCY.    For U.S. investors, investing in any foreign
currency entails an additional risk that is not faced when investing in the domestic market. Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.

SPECIAL CONSIDERATIONS REGARDING EUROPE

   On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union
(EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank.

   While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy.

       POLITICAL.    For those countries in Western and Eastern Europe
that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.

   At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

   In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

       ECONOMIC.    As economic conditions across member states vary
from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro, such as Greece, risk being left farther behind.

       FOREIGN TRADE.    The EU has recently been involved in a number
of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.

       CURRENCY.    For U.S. investors, investing in any foreign
currency entails an additional risk that is not faced when investing in the domestic market. However, investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been the case in the first six months of 1999, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

       GERMANY. The German economy is heavily industrialized, with a strong emphasis on manufacturing and exports. Therefore, Germany's economic growth is heavily dependent on the prosperity of its trading partners and on currency exchange rates. Germany is closely tied to a number of Eastern European emerging market economies and weakness in these economies will likely dampen demand for German exports. Germany continues to struggle with its incorporation of former East Germany and the country as a whole faces high labor costs and high unemployment.

       FRANCE.    In recent years, the country's economic growth has
been hit by a series of general strikes. France's strong labor unions reacted negatively to government cuts driven by the country's effort to meet EMU membership criteria. Recently, unions have demanded a lower retirement age and a shorter work week. Economic growth also is limited by the country's pay-as-you-go pension system; spending on pensions accounts for about 10% of GDP.

       NORDIC COUNTRIES.    Faced with stronger global competition,
the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

       UNITED KINGDOM.    The United Kingdom continues to be overtly
less enthusiastic about EMU than other countries in Europe and has not committed itself to joining the euro. While the UK views independence from the EMU as a competitive advantage, the country may not benefit from its independence if economic conditions on the continent improve. If the continental European stock markets make more compelling prospects for economic growth, there is concern that the UK market may lag its European counterparts.

       EASTERN EUROPE.    Investing in the securities of Eastern
European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

   The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency. SPECIAL CONSIDERATIONS REGARDING JAPAN

   Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

       ECONOMIC.    Since Japan's bubble economy collapsed eight years
ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund (IMF) and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

   The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

       FOREIGN TRADE.    Much of Japan's economy is dependent upon
international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past two years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Japan's hope for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

       NATURAL RESOURCE DEPENDENCY.    An island nation with limited
natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

       NATURAL DISASTERS.    The Japanese islands have been subjected
to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)
   Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

       ECONOMIC.    The economic health of the region depends, in
great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the IMF's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.

       CURRENCY.    For U.S. investors, investing in any currency
entails an additional risk that is not faced when investing in the domestic market. Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.

       NATURAL DISASTERS.    The Asia Pacific region has been
subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the populace and industry of the countries in that region.

       CHINA AND HONG KONG.    As with all transition economies,
China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial and monetary systems that allow economic freedom and market expansion.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

   As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.

       POLITICAL.    While investors recently have benefited from
friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed. Also, as has historically been the case, the stock markets may be subject to increased volatility as some countries approach elections:
Argentina, Chile, Mexico, and Peru.

       SOCIAL UNREST.    Latin America continues to suffer from one of
the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have failed to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.

       ECONOMIC.    Many countries in the region have experienced
periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.

       FOREIGN TRADE.    One key to the recent economic growth in the
region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.

       CURRENCY.    For U.S. investors, investing in any foreign
market entails the risk of currency fluctuations; any weakness in the local currency could erode the investment returns to U.S. investors upon currency conversion. As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.

       SOVEREIGN DEBT.    Although austerity programs in many
countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

       NATURAL RESOURCES DEPENDENCY.    Commodities such as
agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports - any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.

       NATURAL DISASTERS.    The region has been subjected to periodic
natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy. More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.

       FINANCIAL REPORTING STANDARDS.    As is typical of many
emerging markets, many companies in the region are still controlled by families and their associates. Accordingly, these owners may not always act in the best interests of public shareholders. In addition, rules for disclosing financial information are less stringent, which increases the difficulty of accessing reliable and viable information.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

   Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.

   Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.

   Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.

   Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.

   The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in
global demand for these products    .

SPECIAL CONSIDERATIONS REGARDING AFRICA

   Africa is a highly diverse and politically unstable continent of over 50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.

   Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.

   Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets.

   During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problem in all of the countries in the region is the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.

       SOUTH AFRICA.    South Africa has a highly developed and
industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 19th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR or BT pursuant to authority contained in the management contract and sub-advisory agreement. FMR or BT is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR or BT considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

   Futures transactions are executed and cleared through FCMs who
receive commissions for their ser    vices.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or BT or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

The selection of such broker-dealers for transactions in equity securities is generally made by FMR or BT (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's or BT's investment
staff based    u    pon the quality of    research and     execution
services provided.

For transactions in fixed-income securities, FM   R's     or BT's
selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR or BT in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR or BT clients may be useful to FMR or BT in carrying out its obligations to a fund. The receipt of such
research has not reduced FMR   's     or BT's normal independent
research activities; however, it enables FMR or BT to avoid the additional expenses that could be incurred if FMR or BT tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR or BT must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's or BT's overall responsibilities to that fund or its other clients. In reaching this determination, FMR or BT will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR or BT is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR or BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage
Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp.,    if
the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. In addition, BT may use research services provided by and
place agency transactions with BT     Brokerage Corporation   ,     BT
Futures    Corporation, and Deutsche Bank Securities Inc.,
    indirect subsidiaries of Deutsche Bank AG, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's or BT's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 1999 and 1998, the portfolio turnover rates for each fund (except VIP Money Market) are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

Turnover Rates             1998    1999

VIP High Income             92%     82%

VIP Equity-Income           28%     27%

VIP Growth                  123%    84%

VIP Overseas                84%     78%

VIP Investment Grade Bond   239%    87%

VIP Asset Manager           113%    94%

VIP Asset Manager: Growth   98%     92%

VIP Index 500               4%      8%

VIP Contrafund              201%    172%

VIP Balanced                94%     108%

VIP Growth & Income         66%     58%

VIP Growth Opportunities    29%     42%

VIP Mid Cap**               125%*   163%


* Annualized.

** VIP Mid Cap commenced operations on December 28, 1998.

The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended December 31, 1999, 1998, and 1997, VIP Money Market and VIP
   Investment Grade Bond     paid no brokerage commissions.

The following table shows the total amount of brokerage commissions paid by each fund.


                           Fiscal Year Ended  Total Amount Paid

VIP High Income            December 31

1999                                          $ 328,701

1998                                           349,793

1997                                           252,741

VIP Equity-Income          December 31

1999                                           6,208,570

1998                                           5,732,062

1997                                           6,731,778

VIP Growth                 December 31

1999                                           13,556,145

1998                                           13,098,658

1997                                           9,024,141

VIP Overseas               December 31

1999                                           4,933,697

1998                                           5,688,122

1997                                           4,309,359

VIP Asset Manager          December 31

1999                                           2,496,587

1998                                           2,546,836

1997                                           2,804,490

VIP Asset Manager: Growth  December 31

1999                                           375,385

1998                                           397,875

1997                                           385,678

VIP Index 500              December 31

1999                                           312,758

1998                                           444,470

1997                                           141,099

VIP Contrafund             December 31

1999                                           15,840,679

1998                                           13,086,814

1997                                           6,517,509

VIP Balanced               December 31

1999                                           331,588

1998                                           214,586

1997                                           110,250

VIP Growth & Income        December 31

1999                                           1,007,324

1998                                           1,152,338

1997                                           314,270

VIP Growth Opportunities   December 31

1999                                           1,307,761

1998                                           752,530

1997                                           476,750

VIP Mid Cap                December 31

1999                                           11,740

1998*                                          226


* VIP Mid Cap commenced operations on December 28, 1998.

   T    he first table shows the total amount of brokerage commissions paid by each fund to NFSC, FBS and FBSJ, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC and FBSJ for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1999. NFSC, FBS, and FBSJ are paid on a commission basis.


                                              Total Amount Paid

                           Fiscal Year Ended  To NFSC            To FBS    To FBSJ

VIP High Income            December 31

1999                                          $ 7,978            $ 0       $ 0

1998                                           24,941             0         0

1997                                           13,664             0         0

VIP Equity-Income          December 31

1999                                           357,904            0         0

1998                                           677,840            0         0

1997                                           836,386            13,815    0

VIP Growth                 December 31

1999                                           1,077,716          0         16,697

1998                                           2,062,975          0         0

1997                                           2,325,582          17,682    0

VIP Overseas               December 31

1999                                           825                0         184

1998                                           12,752             0         0

1997                                           8,726              286,119   0

VIP Asset Manager          December 31

1999                                           93,901             0         0

1998                                           281,085            0         0

1997                                           507,147            32,266    0

VIP Asset Manager: Growth  December 31

1999                                           12,555             0         0

1998                                           44,190             0         0

1997                                           66,125             3,506     0

VIP Index 500              December 31

1999                                           0                  0         0

1998                                           0                  0         0

1997                                           28                 371       0

VIP Contrafund             December 31

1999                                           1,027,934          0         9,208

1998                                           1,493,029          0         0

1997                                           1,306,677          86,392    0

VIP Balanced               December 31

1999                                           23,744             0         0

1998                                           30,577             0         0

1997                                           21,583             110       0

VIP Growth & Income        December 31

1999                                           93,221             0         0

1998                                           123,700            0         0

1997                                           65,536             50        0

VIP Growth Opportunities   December 31

1999                                           107,749            0         0

1998                                           118,698            0         0

1997                                           95,777             5,043     0

VIP Mid Cap                December 31

1999                                           591                0         0

1998*                                          0                  0         0



* VIP Mid Cap commenced operations on December 28, 1998.


                            Fiscal Year Ended 1999  % of  Aggregate Commissions Paid to NFSC  % of  Aggregate Dollar Amount of
                                                                                              Transactions Effected through NFSC

VIP High Income*            December 31              2%                                        5%

VIP Equity-Income*          December 31              6%                                        10%

VIP Growth*                 December 31              8%                                        15%

VIP Overseas*               December 31              0%                                        0%

VIP Asset Manager*          December 31              4%                                        5%

VIP Asset Manager: Growth*  December 31              3%                                        4%

VIP Index 500*              December 31              0%                                        0%

VIP Contrafund*             December 31              6%                                        10%

VIP Balanced*               December 31              7%                                        15%

VIP Growth & Income*        December 31              9%                                        17%

VIP Growth Opportunities*   December 31              8%                                        13%

VIP Mid Cap*,+              December 31              5%                                        8%




                            % of Aggregate Commissions Paid to FBSJ  % of  Aggregate Dollar Amount of
                                                                     Transactions Effected through FBSJ

VIP High Income*             0%                                       0%

VIP Equity-Income*           0%                                       0%

VIP Growth*                  0%                                       0%

VIP Overseas*                0%                                       0%

VIP Asset Manager*           0%                                       0%

VIP Asset Manager: Growth*   0%                                       0%

VIP Index 500*               0%                                       0%

VIP Contrafund*              0%                                       0%

VIP Balanced*                0%                                       0%

VIP Growth & Income*         0%                                       0%

VIP Growth Opportunities*    0%                                       0%

VIP Mid Cap*,+               0%                                       0%


   * The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC and FBSJ is a result of the low commission rates charged by NFSC and FBSJ.

+ VIP Mid Cap commenced operations on December 28, 1998.

   During the fiscal years ended December 31, 1999, 1998, and 1997, VIP Index 500 paid brokerage commissions of $5,754, $0, and $0, respectively, to BT Brokerage Corporation. BT Brokerage Corporation is paid on a commission basis. During the fiscal year ended December 31, 1999, this amounted to approximately 2% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 0% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

   During the fiscal years ended December 31, 1999, 1998, and 1997, VIP Index 500 paid brokerage commissions of $61,676, $43,244, and $0, respectively, to BT Futures Corporation. BT Futures Corporation is paid on a commission basis. During the fiscal year ended December 31, 1999, this amounted to approximately 20% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 85% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, BT Futures Corporation is a result of the low commission rates charged by BT Futures Corporation.

The following table shows the dollar amount of brokerage commissions
paid to firms    for providing     research services and the
approximate dollar amount of the transactions involved for the fiscal year ended 1999.


                           Fiscal Year Ended 1999  $ Amount of  Commissions  Paid to Firms
                                                   that Provided  Research Services*

VIP High Income            December 31             $ 272,680

VIP Equity-Income          December 31             $ 5,786,440

VIP Growth                 December 31             $ 12,551,846

VIP Overseas               December 31             $ 4,064,867

VIP Asset Manager          December 31             $ 1,906,726

VIP Asset Manager: Growth  December 31             $ 281,834

VIP Index 500              December 31             $ 116,864

VIP Contrafund             December 31             $ 14,297,779

VIP Balanced               December 31             $ 306,791

VIP Growth & Income        December 31             $ 944,370

VIP Growth Opportunities   December 31             $ 1,224,089

VIP Mid Cap**              December 31             $ 6,915




                           $ Amount of Brokerage Transactions Involved*


VIP High Income             $ 84,794,002

VIP Equity-Income           $ 5,027,938,779

VIP Growth                  $ 13,816,073,962

VIP Overseas                $ 2,436,440,096

VIP Asset Manager           $ 2,019,859,180

VIP Asset Manager: Growth   $ 299,259,379

VIP Index 500               $ 263,866,303

VIP Contrafund              $ 15,006,679,358

VIP Balanced                $ 335,502,688

VIP Growth & Income         $ 1,033,690,352

VIP Growth Opportunities    $ 1,104,101,222

VIP Mid Cap**               $ 5,090,185


* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

** VIP Mid Cap commenced operations on December 28, 1998.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made by FMR or BT, as
appropriate, and are independent from those of other funds        or
   i    nvestment accounts managed by FMR or BT    or their
    affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser (investment manager for VIP Index 500) and BT as sub-adviser to VIP Index 500 outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

GROWTH, GROWTH & INCOME, AND ASSET ALLOCATION FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

INCOME    FUNDS    . Portfolio securities are valued by various
methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

   MONEY MARKET FUND.     Portfolio securities and other assets are
valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate. PERFORMANCE

A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of each class
of    a fund (other than the money market fund)    , the yield, if
applicable, of each class of an income, money market, growth & income, or asset allocation fund, and return fluctuate in response to market
conditions and other factors, and the value of a    fund's (other than
the money market fund's) shares     when redeemed may be more or less
than their original cost.

YIELD CALCULATIONS (MONEY MARKET    FUND    ).To compute the yield for
a class of the money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A class of the money market fund also may calculate an effective yield by compounding the base period return over a one-year period. In
addition to the current yield,    a class     of the money market fund
may quote yields in advertising based on any historical seven-day
period. Yields for    each class     of the money market fund are
calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing    a class's
performance and in providing a basis for comparison with other
investment alternatives. However,    a class's     yield fluctuates,
unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates
   a class's     yield will tend to be somewhat higher than prevailing
market rates, and in periods of rising interest rates a    class's
y    ield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD CALCULATIONS (INCOME, GROWTH & INCOME    AND ASSET
ALLOCATION     FUNDS). Yields for a class are computed by dividing a
class's pro rata share of the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends
from equity    securities     are treated as if they were accrued on a
daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield
may not equal its distribution rate, the income paid to    an
investor's     account, or the income reported in the fund's financial
statements.

In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a class's yield.

Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual returns covering periods of less than one year are calculated by determining a class's return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a class.

In addition to average annual returns, a class may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted
on a before-tax or after-tax basis.    After-tax returns reflect the
return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that are held through the entire period, sold on the last day of the period, or sold at a future date, and
distributions are reinvested or paid in cash.     Returns, yields, if
applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

MOVING AVERAGES. A growth, growth & income or asset allocation fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. The 13-week and 39-week long-term
moving averages for Initial Class and Service    Class     of each
fund are shown in the table below.

Fund                                        13-Week Long-Term Moving Average  39-Week Long-Term Moving Average

VIP Equity-Income - Initial Class*          $ 25.43                           $ 26.13

VIP Equity-Income - Service Class*          $ 25.38                           $ 26.08

VIP Growth - Initial Class*                 $ 49.70                           $ 46.53

VIP Growth - Service Class*                 $ 49.59                           $ 46.44

VIP Overseas - Initial Class*               $ 24.22                           $ 22.10

VIP Overseas - Service Class*               $ 24.18                           $ 22.07

VIP Asset Manager - Initial Class*          $ 17.94                           $ 17.59

VIP Asset Manager - Service Class*          $ 17.86                           $ 17.51

VIP Asset Manager: Growth - Initial Class*  $ 17.33                           $ 16.91

VIP Asset Manager: Growth - Service Class*  $ 17.42                           $ 16.99

VIP Index 500 - Initial Class*              $ 158.05                          $ 153.81

VIP Contrafund - Initial Class*             $ 26.72                           $ 25.91

VIP Contrafund - Service Class*             $ 26.68                           $ 25.87

VIP Balanced - Initial Class*               $ 15.69                           $ 15.79

VIP Balanced - Service Class*               $ 15.64                           $ 15.74

VIP Growth & Income - Initial Class*        $ 16.86                           $ 16.70

VIP Growth & Income - Service Class*        $ 16.80                           $ 16.65

VIP Growth Opportunities - Initial Class*   $ 22.61                           $ 22.82

VIP Growth Opportunities - Service Class*   $ 22.59                           $ 22.80

VIP Mid Cap - Initial Class*                $ 13.16                           $ 12.05

VIP Mid Cap - Service Class*                $ 13.15                           $ 12.05


* On December 31, 1999.

HISTORICAL    ASSET ALLOCATION,     GROWTH,    AND     GROWTH & INCOME
FUND RESULTS. The following table shows each class's return   s
for the fiscal periods ended December 31, 1999.

   Returns for Initial Class, Service Class, and Service Class 2 of each fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product. Returns for Initial Class, Service Class, and Service Class 2 of each fund would be lower if the effect of those sales charges and expenses were included.

Service Class and Service Class 2 have a 12b-1 fee of 0.10% and 0.25%, respectively, which is included in the average annual and cumulative returns.


                                             Average Annual Returns1                                        Cumulative Returns1

                                             One Year                 Five Years  Ten Years/ Life of Fund*  One Year

VIP Equity-Income - Initial Class             6.33%                    18.61%      14.49%                    6.33%

VIP Equity-Income - Service Class             6.25%                    18.57%      14.47%                    6.25%

VIP Equity Income - Service Class 2           6.25%                    18.57%      14.47%                    6.25%

VIP Growth - Initial Class                    37.44%                   29.74%      19.94%                    37.44%

VIP Growth - Service Class                    37.29%                   29.68%      19.91%                    37.29%

VIP Growth - Service Class 2                  37.29%                   29.68%      19.91%                    37.29%

VIP Overseas - Initial Class                  42.55%                   17.37%      11.43%                    42.55%

VIP Overseas - Service Class                  42.44%                   17.33%      11.41%                    42.44%

VIP Overseas - Service Class 2                42.44%                   17.33%      11.41%                    42.44%

VIP Asset Manager - Initial Class             11.09%                   15.63%      13.14%                    11.09%

VIP Asset Manager - Service Class             11.01%                   15.54%      13.10%                    11.01%

VIP Asset Manager - Service Class 2           11.01%                   15.54%      13.10%                    11.01%

VIP Asset Manager: Growth - Initial Class     15.26%                  n/a          20.16%                    15.26%

VIP Asset Manager: Growth - Service Class     15.13%                  n/a          20.04%                    15.13%

VIP Asset Manager: Growth - Service Class 2   15.13%                  n/a          20.04%                    15.13%

VIP Index 500 - Initial Class                 20.52%                   28.16%      21.07%                    20.52%

VIP Index 500 - Service Class 2               20.52%                   28.16%      21.07%                    20.52%

VIP Contrafund - Initial Class                24.25%                  n/a          27.73%                    24.25%

VIP Contrafund - Service Class                24.15%                  n/a          27.69%                    24.15%

VIP Contrafund - Service Class 2              24.15%                  n/a          27.69%                    24.15%

VIP Balanced - Initial Class                  4.55%                   n/a          13.50%                    4.55%

VIP Balanced - Service Class                  4.43%                   n/a          13.42%                    4.43%

VIP Balanced - Service Class 2                4.43%                   n/a          13.42%                    4.43%

VIP Growth & Income - Initial Class           9.17%                   n/a          22.11%                    9.17%

VIP Growth & Income - Service Class           9.06%                   n/a          21.98%                    9.06%

VIP Growth & Income - Service Class 2         9.06%                   n/a          21.98%                    9.06%

VIP Growth Opportunities - Initial Class      4.27%                   n/a          21.51%                    4.27%

VIP Growth Opportunities - Service Class      4.18%                   n/a          21.47%                    4.18%

VIP Growth Opportunities - Service Class 2    4.18%                   n/a          21.47%                    4.18%

VIP Mid Cap - Initial Class                   49.04%                  n/a          53.14%                    49.04%

VIP Mid Cap - Service Class                   48.94%                  n/a          53.04%                    48.94%

VIP Mid Cap - Service Class 2                 48.94%                  n/a          53.04%                    48.94%






                                             Five Years  Ten Years/ Life of Fund*

VIP Equity-Income - Initial Class             134.75%     286.95%

VIP Equity-Income - Service Class             134.31%     286.22%

VIP Equity Income - Service Class 2           134.31%     286.22%

VIP Growth - Initial Class                    267.56%     515.94%

VIP Growth - Service Class                    266.77%     514.61%

VIP Growth - Service Class 2                  266.77%     514.61%

VIP Overseas - Initial Class                  122.76%     195.10%

VIP Overseas - Service Class                  122.36%     194.57%

VIP Overseas - Service Class 2                122.36%     194.57%

VIP Asset Manager - Initial Class             106.69%     243.83%

VIP Asset Manager - Service Class             105.89%     242.50%

VIP Asset Manager - Service Class 2           105.89%     242.50%

VIP Asset Manager: Growth - Initial Class    n/a          150.27%

VIP Asset Manager: Growth - Service Class    n/a          149.02%

VIP Asset Manager: Growth - Service Class 2  n/a          149.02%

VIP Index 500 - Initial Class                 245.78%     307.59%

VIP Index 500 - Service Class 2               245.78%     307.59%

VIP Contrafund - Initial Class               n/a          239.57%

VIP Contrafund - Service Class               n/a          239.00%

VIP Contrafund - Service Class 2             n/a          239.00%

VIP Balanced - Initial Class                 n/a          88.27%

VIP Balanced - Service Class                 n/a          87.59%

VIP Balanced - Service Class 2               n/a          87.59%

VIP Growth & Income - Initial Class          n/a          82.20%

VIP Growth & Income - Service Class          n/a          81.58%

VIP Growth & Income - Service Class 2        n/a          81.58%

VIP Growth Opportunities - Initial Class     n/a          164.65%

VIP Growth Opportunities - Service Class     n/a          164.19%

VIP Growth Opportunities - Service Class 2   n/a          164.19%

VIP Mid Cap - Initial Class                  n/a          53.66%

VIP Mid Cap - Service Class                  n/a          53.56%

VIP Mid Cap - Service Class 2                n/a          53.56%


1 Initial offering of Service Class of each fund (except VIP Index
500    and VIP Mid Cap    ) took place on November 3, 1997. Service
Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower. Initial offering of Service Class 2 of each fund took place on January
12, 2000.     Service Class 2 returns for VIP Index 500 are those of
Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower. Service Class 2
returns for each fund (except VIP Index 500    and VIP Mid Cap    )
from November 3, 1997 through December 31, 1999 are those of Service Class, which has a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

* Life of fund figures are from commencement of operations (August 27,
1992 for    VIP     Index 500; January 3, 1995 for    VIP
    Contrafund,    VIP     Asset Manager: Growth,    VIP     Balanced,
and    VIP     Growth Opportunities; December 31, 1996 for    VIP
    Growth & Income; and December 28, 1998 for    VIP     Mid Cap)
through December 31, 1999.

Note: If FMR had not reimbursed certain class expenses during these
periods,    VIP Asset Manager's, VIP Asset Manager: Growth's, VIP
Index 500's, VIP Balanced's, VIP Growth & Income's, VIP Growth
Opportunities', and VIP Mid Cap's     returns would have been lower.

HISTORICAL INCOME FUND RESULTS. The following table shows each class's yield and returns for the fiscal periods ended December 31, 1999.

   Returns and yields for Initial Class, Service Class, and Service Class 2 of each fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product. Returns and yields for Initial Class, Service Class, and Service Class 2 of each fund would be lower if the effect of those sales charges and expenses were included.

Service Class and Service Class 2 have a 12b-1 fee of 0.10% and 0.25%, respectively, which is included in the yield, and average annual and cumulative returns.


                                                                Average Annual Returns1

                                              Thirty-Day Yield  One Year                 Five Years  Ten Years

VIP High Income - Initial Class                10.99%            8.25%                    10.90%      12.44%

VIP High Income - Service Class                10.92%            8.08%                    10.84%      12.42%

VIP High Income - Service Class 2              10.92%            8.08%                    10.84%      12.42%

VIP Investment Grade Bond - Initial Class      6.78%             -1.05%                   7.30%       7.19%

VIP Investment Grade Bond -  Service Class 2   6.78%             -1.05%                   7.30%       7.19%




                                              Cumulative Returns1

                                              One Year             Five Years  Ten Years

VIP High Income - Initial Class                8.25%                67.75%      223.13%

VIP High Income - Service Class                8.08%                67.33%      222.33%

VIP High Income - Service Class 2              8.08%                67.33%      222.33%

VIP Investment Grade Bond - Initial Class      -1.05%               42.20%      100.21%

VIP Investment Grade Bond -  Service Class 2   -1.05%               42.20%      100.21%


1 Initial offering of Service Class of VIP High Income took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would
have been lower.    Initial offering of Service Class 2 of each fund
took place on January 12, 2000    . Service Class 2 returns for VIP
Investment Grade Bond are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower. Service Class 2 returns for VIP High Income from November 3, 1997 through December 31, 1999 are those of Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

Note: If FMR had not reimbursed certain class expenses during these
periods,    VIP High Income's and VIP Investment Grade Bond's
    returns would have been lower.

HISTORICAL MONEY MARKET FUND RESULTS. The following table shows each class's 7-day yield and returns for the fiscal periods ended December 31, 1999.

   Returns and yields for Initial Class and Service Class 2 of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product. Returns and yields for Initial Class and Service Class 2 of the fund would be lower if the effect of those sales charges and expenses were included.

Service Class 2 has a 12b-1 fee of 0.25%, which is included in the
7-day     yield and average annual and cumulative returns.


                                                     Average Annual Returns1                         Cumulative Returns1

                                    Seven-Day Yield  One Year                 Five Years  Ten Years  One Year

VIP Money Market - Initial Class     5.72%            5.17%                    5.48%       5.28%      5.17%

VIP Money Market - Service Class 2   5.72%            5.17%                    5.48%       5.28%      5.17%






                                    Five Years  Ten Years

VIP Money Market - Initial Class     30.59%      67.36%

VIP Money Market - Service Class 2   30.59%      67.36%


1    Initial offering of Service Class 2 of the fund took place on
January 12, 2000.     Service Class 2 returns for VIP Money Market are
those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

Note: If FMR had not reimbursed certain class expenses during these periods, VIP Money Market's returns would have been lower.

The following tables show the income and capital elements of each class's cumulative return. The tables compare each class's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to
show how each class's return compared to the record of    a market
capitalization-weighted     index of common stocks and a narrower set
of stocks of major industrial companies, respectively, over the same period. Because each of VIP Money Market, VIP High Income, and VIP Investment Grade Bond invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. Each of VIP Equity-Income, VIP Growth, VIP Overseas, VIP Asset Manager, VIP Asset
Manager: Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each class of each fund during the 10-year period ended December 31, 1999 or life of fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax
consequences of different investments    (with the exception of
foreign tax withholdings)     have not been factored into the figures
below.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Initial Class of VIP Money Market would have
grown to $   16,736    .

VIP MONEY MARKET - INITIAL CLASS

Fiscal Year Ended                 Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                              $ 10,000                             $ 6,736

1998                              $ 10,000                             $ 5,914

1997                              $ 10,000                             $ 5,090

1996                              $ 10,000                             $ 4,302

1995                              $ 10,000                             $ 3,568

1994                              $ 10,000                             $ 2,816

1993                              $ 10,000                             $ 2,293

1992                              $ 10,000                             $ 1,909

1991                              $ 10,000                             $ 1,462

1990                              $ 10,000                             $ 804



VIP MONEY MARKET - INITIAL CLASS                                                               INDEXES

Fiscal Year Ended                 Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                              $ 0                                             $ 16,736     $ 53,289  $ 53,747  $ 13,347

1998                              $ 0                                             $ 15,914     $ 44,024  $ 42,276  $ 12,998

1997                              $ 0                                             $ 15,090     $ 34,240  $ 35,805  $ 12,791

1996                              $ 0                                             $ 14,302     $ 25,674  $ 28,677  $ 12,577

1995                              $ 0                                             $ 13,568     $ 20,880  $ 22,281  $ 12,173

1994                              $ 0                                             $ 12,816     $ 15,177  $ 16,297  $ 11,872

1993                              $ 0                                             $ 12,293     $ 14,980  $ 15,525  $ 11,562

1992                              $ 0                                             $ 11,909     $ 13,608  $ 13,270  $ 11,253

1991                              $ 0                                             $ 11,462     $ 12,642  $ 12,367  $ 10,936

1990                              $ 0                                             $ 10,804     $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Money Market on January 1, 1990, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested
dividends    and capital gain distributions for t    he period covered
(their cash value at the time they were reinvested) amounted to
$   16,736    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   5,162     for dividends and $   0     for capital gain
distributions. The fund did not distribute any capital gains during the period.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class 2 of VIP Money Market would have
grown to    $16,736.

VIP MONEY MARKET - SERVICE CLASS 2

Fiscal Year Ended                   Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                $ 10,000                             $ 6,736

1998                                $ 10,000                             $ 5,914

1997                                $ 10,000                             $ 5,090

1996                                $ 10,000                             $ 4,302

1995                                $ 10,000                             $ 3,568

1994                                $ 10,000                             $ 2,816

1993                                $ 10,000                             $ 2,293

1992                                $ 10,000                             $ 1,909

1991                                $ 10,000                             $ 1,462

1990                                $ 10,000                             $ 804



VIP MONEY MARKET - SERVICE CLASS 2                                                               INDEXES

Fiscal Year Ended                   Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                $ 0                                             $ 16,736     $ 53,289  $ 53,747

1998                                $ 0                                             $ 15,914     $ 44,024  $ 42,276

1997                                $ 0                                             $ 15,090     $ 34,240  $ 35,805

1996                                $ 0                                             $ 14,302     $ 25,674  $ 28,677

1995                                $ 0                                             $ 13,568     $ 20,880  $ 22,281

1994                                $ 0                                             $ 12,816     $ 15,177  $ 16,297

1993                                $ 0                                             $ 12,293     $ 14,980  $ 15,525

1992                                $ 0                                             $ 11,909     $ 13,608  $ 13,270

1991                                $ 0                                             $ 11,462     $ 12,642  $ 12,367

1990                                $ 0                                             $ 10,804     $ 9,688   $ 9,946



VIP MONEY MARKET - SERVICE CLASS 2

Fiscal Year Ended                   Cost of Living

1999                                $ 13,347

1998                                $ 12,998

1997                                $ 12,791

1996                                $ 12,577

1995                                $ 12,173

1994                                $ 11,872

1993                                $ 11,562

1992                                $ 11,253

1991                                $ 10,936

1990                                $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Money Market on January 1, 1990, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   16,736    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   5,162     for dividends and $   0     for capital gain
distributions. The fund did not distribute any capital gains during
the period.    Initial offering of Service Class 2 of VIP Money Market
took place on January 12, 2000.     Service Class 2 returns are those
of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Initial Class of VIP High Income would have
grown to $   32,313    .


VIP HIGH INCOME - INITIAL CLASS

Fiscal Year Ended                Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                             $ 13,958                             $ 15,690

1998                             $ 14,217                             $ 13,029

1997                             $ 16,745                             $ 12,925

1996                             $ 15,438                             $ 9,915

1995                             $ 14,858                             $ 7,647

1994                             $ 13,255                             $ 5,340

1993                             $ 14,784                             $ 4,694

1992                             $ 13,342                             $ 2,924

1991                             $ 11,776                             $ 1,430

1990                             $ 8,718                              $ 1,059




VIP HIGH INCOME - INITIAL CLASS                                                               INDEXES

Fiscal Year Ended                Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                             $ 2,665                                         $ 32,313     $ 53,289  $ 53,747  $ 13,347

1998                             $ 2,604                                         $ 29,850     $ 44,024  $ 42,276  $ 12,998

1997                             $ 1,530                                         $ 31,200     $ 34,240  $ 35,805  $ 12,791

1996                             $ 1,163                                         $ 26,516     $ 25,674  $ 28,677  $ 12,577

1995                             $ 748                                           $ 23,253     $ 20,880  $ 22,281  $ 12,173

1994                             $ 668                                           $ 19,263     $ 15,177  $ 16,297  $ 11,872

1993                             $ 105                                           $ 19,583     $ 14,980  $ 15,525  $ 11,562

1992                             $ 0                                             $ 16,266     $ 13,608  $ 13,270  $ 11,253

1991                             $ 0                                             $ 13,206     $ 12,642  $ 12,367  $ 10,936

1990                             $ 0                                             $ 9,777      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP High Income on January 1, 1990, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   27,482    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   9,671     for dividends and $   1,689     for capital gain
distributions.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class of VIP High Income would have
grown to $   32,233    .

VIP HIGH INCOME - SERVICE CLASS

Fiscal Year Ended                Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                             $ 13,921                             $ 15,654

1998                             $ 14,205                             $ 13,017

1997                             $ 16,732                             $ 12,916

1996                             $ 15,438                             $ 9,915

1995                             $ 14,858                             $ 7,647

1994                             $ 13,255                             $ 5,340

1993                             $ 14,784                             $ 4,694

1992                             $ 13,342                             $ 2,924

1991                             $ 11,776                             $ 1,430

1990                             $ 8,718                              $ 1,059



VIP HIGH INCOME - SERVICE CLASS                                                               INDEXES

Fiscal Year Ended                Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                             $ 2,658                                         $ 32,233     $ 53,289  $ 53,747  $ 13,347

1998                             $ 2,602                                         $ 29,824     $ 44,024  $ 42,276  $ 12,998

1997                             $ 1,529                                         $ 31,177     $ 34,240  $ 35,805  $ 12,791

1996                             $ 1,163                                         $ 26,516     $ 25,674  $ 28,677  $ 12,577

1995                             $ 748                                           $ 23,253     $ 20,880  $ 22,281  $ 12,173

1994                             $ 668                                           $ 19,263     $ 15,177  $ 16,297  $ 11,872

1993                             $ 105                                           $ 19,583     $ 14,980  $ 15,525  $ 11,562

1992                             $ 0                                             $ 16,266     $ 13,608  $ 13,270  $ 11,253

1991                             $ 0                                             $ 13,206     $ 12,642  $ 12,367  $ 10,936

1990                             $ 0                                             $ 9,777      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP High Income on January 1, 1990, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   27,482    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   9,671     for dividends and $   1,689     for capital gain
distributions. Initial offering of Service Class of VIP High Income took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class 2 of VIP High Income would have
grown to $   32,233    .


VIP HIGH INCOME - SERVICE CLASS 2

Fiscal Year  Ended                 Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                               $ 13,921                             $ 15,654

1998                               $ 14,205                             $ 13,017

1997                               $ 16,732                             $ 12,916

1996                               $ 15,438                             $ 9,915

1995                               $ 14,858                             $ 7,647

1994                               $ 13,255                             $ 5,340

1993                               $ 14,784                             $ 4,694

1992                               $ 13,342                             $ 2,924

1991                               $ 11,776                             $ 1,430

1990                               $ 8,718                              $ 1,059




VIP HIGH INCOME - SERVICE CLASS 2                                                               INDEXES

Fiscal Year  Ended                 Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                               $ 2,658                                         $ 32,233     $ 53,289  $ 53,747  $ 13,347

1998                               $ 2,602                                         $ 29,824     $ 44,024  $ 42,276  $ 12,998

1997                               $ 1,529                                         $ 31,177     $ 34,240  $ 35,805  $ 12,791

1996                               $ 1,163                                         $ 26,516     $ 25,674  $ 28,677  $ 12,577

1995                               $ 748                                           $ 23,253     $ 20,880  $ 22,281  $ 12,173

1994                               $ 668                                           $ 19,263     $ 15,177  $ 16,297  $ 11,872

1993                               $ 105                                           $ 19,583     $ 14,980  $ 15,525  $ 11,562

1992                               $ 0                                             $ 16,266     $ 13,608  $ 13,270  $ 11,253

1991                               $ 0                                             $ 13,206     $ 12,642  $ 12,367  $ 10,936

1990                               $ 0                                             $ 9,777      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP High Income on January 1, 1990, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   27,482    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   9,671     for dividends and $   1,689     for capital gain
distributions. I   nitial offering of Service Class 2 of VIP High
Income took place on January 12, 2000.     Service Class 2 returns
from November 3, 1997 through December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Initial Class of VIP Equity-Income would have
grown to $   38,695    .


VIP EQUITY-INCOME - INITIAL CLASS

Fiscal Year  Ended                 Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                               $ 20,919                             $ 7,027

1998                               $ 20,683                             $ 6,366

1997                               $ 19,756                             $ 5,607

1996                               $ 17,111                             $ 4,394

1995                               $ 15,679                             $ 3,990

1994                               $ 12,490                             $ 2,774

1993                               $ 12,563                             $ 2,395

1992                               $ 10,903                             $ 1,731

1991                               $ 9,642                              $ 1,156

1990                               $ 7,738                              $ 464




VIP EQUITY-INCOME - INITIAL CLASS                                                               INDEXES

Fiscal Year  Ended                 Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                               $ 10,749                                        $ 38,695     $ 53,289  $ 53,747  $ 13,347

1998                               $ 9,342                                         $ 36,391     $ 44,024  $ 42,276  $ 12,998

1997                               $ 7,238                                         $ 32,601     $ 34,240  $ 35,805  $ 12,791

1996                               $ 3,943                                         $ 25,448     $ 25,674  $ 28,677  $ 12,577

1995                               $ 2,598                                         $ 22,267     $ 20,880  $ 22,281  $ 12,173

1994                               $ 1,219                                         $ 16,483     $ 15,177  $ 16,297  $ 11,872

1993                               $ 437                                           $ 15,395     $ 14,980  $ 15,525  $ 11,562

1992                               $ 380                                           $ 13,014     $ 13,608  $ 13,270  $ 11,253

1991                               $ 336                                           $ 11,134     $ 12,642  $ 12,367  $ 10,936

1990                               $ 269                                           $ 8,471      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Equity-Income on January 1, 1990, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   22,077    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   3,149     for dividends and $   5,149     for capital gain
distributions.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class of VIP Equity-Income would have
grown to $   38,622    .

VIP EQUITY-INCOME - SERVICE CLASS

Fiscal Year  Ended                 Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                               $ 20,879                             $ 7,013

1998                               $ 20,659                             $ 6,358

1997                               $ 19,748                             $ 5,604

1996                               $ 17,111                             $ 4,394

1995                               $ 15,679                             $ 3,990

1994                               $ 12,490                             $ 3,774

1993                               $ 12,563                             $ 2,395

1992                               $ 10,903                             $ 1,731

1991                               $ 9,642                              $ 1,156

1990                               $ 7,738                              $ 464



VIP EQUITY-INCOME - SERVICE CLASS                                                               INDEXES

Fiscal Year  Ended                 Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                               $ 10,730                                        $ 38,622     $ 53,289  $ 53,747  $ 13,347

1998                               $ 9,331                                         $ 36,348     $ 44,024  $ 42,276  $ 12,998

1997                               $ 7,235                                         $ 32,587     $ 34,240  $ 35,805  $ 12,791

1996                               $ 3,943                                         $ 25,448     $ 25,674  $ 28,677  $ 12,577

1995                               $ 2,598                                         $ 22,267     $ 20,880  $ 22,281  $ 12,173

1994                               $ 1,219                                         $ 16,483     $ 15,177  $ 16,297  $ 11,872

1993                               $ 437                                           $ 15,395     $ 14,980  $ 15,525  $ 11,562

1992                               $ 380                                           $ 13,014     $ 13,608  $ 13,270  $ 11,253

1991                               $ 336                                           $ 11,134     $ 12,642  $ 12,367  $ 10,936

1990                               $ 269                                           $ 8,471      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Equity-Income on January 1, 1990, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   22,077    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   3,149     for dividends and $   5,419     for capital gain
distributions. Initial offering of Service Class of VIP Equity-Income took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class 2 of VIP Equity-Income would have
grown to $   38,622    .


VIP EQUITY-INCOME - SERVICE CLASS 2

Fiscal Year Ended                    Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                 $ 20,879                             $ 7,013

1998                                 $ 20,659                             $ 6,358

1997                                 $ 19,748                             $ 5,604

1996                                 $ 17,111                             $ 4,394

1995                                 $ 15,679                             $ 3,990

1994                                 $ 12,490                             $ 3,774

1993                                 $ 12,563                             $ 2,395

1992                                 $ 10,903                             $ 1,731

1991                                 $ 9,642                              $ 1,156

1990                                 $ 7,738                              $ 464




VIP EQUITY-INCOME - SERVICE CLASS 2                                                               INDEXES

Fiscal Year Ended                    Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                 $ 10,730                                        $ 38,622     $ 53,289  $ 53,747

1998                                 $ 9,331                                         $ 36,348     $ 44,024  $ 42,276

1997                                 $ 7,235                                         $ 32,587     $ 34,240  $ 35,805

1996                                 $ 3,943                                         $ 25,448     $ 25,674  $ 28,677

1995                                 $ 2,598                                         $ 22,267     $ 20,880  $ 22,281

1994                                 $ 1,219                                         $ 16,483     $ 15,177  $ 16,297

1993                                 $ 437                                           $ 15,395     $ 14,980  $ 15,525

1992                                 $ 380                                           $ 13,014     $ 13,608  $ 13,270

1991                                 $ 336                                           $ 11,134     $ 12,642  $ 12,367

1990                                 $ 269                                           $ 8,471      $ 9,688   $ 9,946



VIP EQUITY-INCOME - SERVICE CLASS 2

Fiscal Year Ended                    Cost of Living

1999                                 $ 13,347

1998                                 $ 12,998

1997                                 $ 12,791

1996                                 $ 12,577

1995                                 $ 12,173

1994                                 $ 11,872

1993                                 $ 11,562

1992                                 $ 11,253

1991                                 $ 10,936

1990                                 $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Equity-Income on January 1, 1990, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   22,077    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   3,149     for dividends and $   5,419     for capital gain
distributions.    Initial offering of Service Class 2 of VIP
Equity-Income took place on January 12, 2000    . Service Class 2
returns from November 3, 1997 through December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Initial Class of VIP Growth would have grown to
$   61,594    .


VIP GROWTH - INITIAL CLASS

Fiscal Year  Ended          Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                        $ 36,186                             $ 2,668

1998                        $ 29,559                             $ 2,094

1997                        $ 24,440                             $ 1,550

1996                        $ 20,514                             $ 1,128

1995                        $ 19,236                             $ 992

1994                        $ 14,289                             $ 644

1993                        $ 15,204                             $ 594

1992                        $ 13,017                             $ 431

1991                        $ 12,194                             $ 371

1990                        $ 8,505                              $ 128




VIP GROWTH - INITIAL CLASS                                                               INDEXES

Fiscal Year  Ended          Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                        $ 22,740                                        $ 61,594     $ 53,289  $ 53,747  $ 13,347

1998                        $ 13,164                                        $ 44,817     $ 44,024  $ 42,276  $ 12,998

1997                        $ 6,139                                         $ 32,129     $ 34,240  $ 35,805  $ 12,791

1996                        $ 4,378                                         $ 26,020     $ 25,674  $ 28,677  $ 12,577

1995                        $ 2,456                                         $ 22,684     $ 20,880  $ 22,281  $ 12,173

1994                        $ 1,824                                         $ 16,757     $ 15,177  $ 16,297  $ 11,872

1993                        $ 963                                           $ 16,761     $ 14,980  $ 15,525  $ 11,562

1992                        $ 593                                           $ 14,041     $ 13,608  $ 13,270  $ 11,253

1991                        $ 279                                           $ 12,844     $ 12,642  $ 12,367  $ 10,936

1990                        $ 194                                           $ 8,827      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Growth on January 1, 1990, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   24,405    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   909     for
dividends and $   10,086     for capital gain distributions.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class of VIP Growth would have grown to
$   61,461    .


VIP GROWTH - SERVICE CLASS

Fiscal Year Ended           Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                        $ 36,100                             $ 2,663

1998                        $ 29,526                             $ 2,091

1997                        $ 24,433                             $ 1,549

1996                        $ 20,514                             $ 1,128

1995                        $ 19,236                             $ 992

1994                        $ 14,289                             $ 644

1993                        $ 15,204                             $ 594

1992                        $ 13,017                             $ 431

1991                        $ 12,194                             $ 371

1990                        $ 8,505                              $ 128




VIP GROWTH - SERVICE CLASS                                                               INDEXES


1999                        $ 22,698                                        $ 61,461     $ 53,289  $ 53,747  $ 13,347

1998                        $ 13,151                                        $ 44,768     $ 44,024  $ 42,276  $ 12,998

1997                        $ 6,138                                         $ 32,120     $ 34,240  $ 35,805  $ 12,791

1996                        $ 4,378                                         $ 26,020     $ 25,674  $ 28,677  $ 12,577

1995                        $ 2,456                                         $ 22,684     $ 20,880  $ 22,281  $ 12,173

1994                        $ 1,824                                         $ 16,757     $ 15,177  $ 16,297  $ 11,872

1993                        $ 963                                           $ 16,761     $ 14,980  $ 15,525  $ 11,562

1992                        $ 593                                           $ 14,041     $ 13,608  $ 13,270  $ 11,253

1991                        $ 279                                           $ 12,844     $ 12,642  $ 12,367  $ 10,936

1990                        $ 194                                           $ 8,827      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Growth on January 1, 1990, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   24,406    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   909     for
dividends and $   10,086     for capital gain distributions. Initial
offering of Service Class of VIP Growth took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class 2 of VIP Growth would have grown
to $   61,461    .


VIP GROWTH - SERVICE CLASS 2

Fiscal Year Ended             Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions
1999                          $ 36,100                             $ 2,663

1998                          $ 29,526                             $ 2,091

1997                          $ 24,433                             $ 1,549

1996                          $ 20,514                             $ 1,128

1995                          $ 19,236                             $ 992

1994                          $ 14,289                             $ 644

1993                          $ 15,204                             $ 594

1992                          $ 13,017                             $ 431

1991                          $ 12,194                             $ 371

1990                          $ 8,505                              $ 128




VIP GROWTH - SERVICE CLASS 2                                                               INDEXES

Fiscal Year Ended             Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                          $ 22,698                                        $ 61,461     $ 53,289  $ 53,747  $ 13,347

1998                          $ 13,151                                        $ 44,768     $ 44,024  $ 42,276  $ 12,998

1997                          $ 6,138                                         $ 32,120     $ 34,240  $ 35,805  $ 12,791

1996                          $ 4,378                                         $ 26,020     $ 25,674  $ 28,677  $ 12,577

1995                          $ 2,456                                         $ 22,684     $ 20,880  $ 22,281  $ 12,173

1994                          $ 1,824                                         $ 16,757     $ 15,177  $ 16,297  $ 11,872

1993                          $ 963                                           $ 16,761     $ 14,980  $ 15,525  $ 11,562

1992                          $ 593                                           $ 14,041     $ 13,608  $ 13,270  $ 11,253

1991                          $ 279                                           $ 12,844     $ 12,642  $ 12,367  $ 10,936

1990                          $ 194                                           $ 8,827      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Growth on January 1, 1990, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   24,406    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   909     for
dividends and $   10,086     for capital gain distributions.
   Initial offering of Service Class 2 of VIP Growth took place on
January 12, 2000.     Service Class 2 returns from November 3, 1997
through December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Initial Class of VIP Overseas would have grown
to $   29,510    .

VIP OVERSEAS - INITIAL CLASS

Fiscal Year Ended             Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                          $ 21,657                             $ 3,254

1998                          $ 15,833                             $ 2,045

1997                          $ 15,154                             $ 1,587

1996                          $ 14,870                             $ 1,243

1995                          $ 13,465                             $ 955

1994                          $ 12,368                             $ 824

1993                          $ 12,218                             $ 751

1992                          $ 9,100                              $ 381

1991                          $ 10,331                             $ 289

1990                          $ 9,803                              $ 30



VIP OVERSEAS - INITIAL CLASS                                                               INDEXES

1999                          $ 4,599                                         $ 29,510     $ 53,289  $ 53,747  $ 13,347

1998                          $ 2,823                                         $ 20,701     $ 44,024  $ 42,276  $ 12,998

1997                          $ 1,610                                         $ 18,351     $ 34,240  $ 35,805  $ 12,791

1996                          $ 337                                           $ 16,450     $ 25,674  $ 28,677  $ 12,577

1995                          $ 118                                           $ 14,538     $ 20,880  $ 22,281  $ 12,173

1994                          $ 55                                            $ 13,247     $ 15,177  $ 16,297  $ 11,872

1993                          $ 54                                            $ 13,023     $ 14,980  $ 15,525  $ 11,562

1992                          $ 0                                             $ 9,481      $ 13,608  $ 13,270  $ 11,253

1991                          $ 0                                             $ 10,620     $ 12,642  $ 12,367  $ 10,936

1990                          $ 0                                             $ 9,833      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Overseas on January 1, 1990, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   14,873    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   1,665     for
dividends and $   2,573     for capital gain distributions.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class of VIP Overseas would have grown
to $   29,457    .

VIP OVERSEAS - SERVICE CLASS

Fiscal Year  Ended            Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                          $ 21,618                             $ 3,248

1998                          $ 15,817                             $ 2,042

1997                          $ 15,154                             $ 1,587

1996                          $ 14,870                             $ 1,243

1995                          $ 13,465                             $ 955

1994                          $ 12,368                             $ 824

1993                          $ 12,218                             $ 751

1992                          $ 9,100                              $ 381

1991                          $ 10,331                             $ 289

1990                          $ 9,803                              $ 30



VIP OVERSEAS - SERVICE CLASS                                                               INDEXES

Fiscal Year  Ended            Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                          $ 4,591                                         $ 29,457     $ 53,289  $ 53,747  $ 13,347

1998                          $ 2,821                                         $ 20,680     $ 44,024  $ 42,276  $ 12,998

1997                          $ 1,610                                         $ 18,351     $ 34,240  $ 35,805  $ 12,791

1996                          $ 337                                           $ 16,450     $ 25,674  $ 28,677  $ 12,577

1995                          $ 118                                           $ 14,538     $ 20,880  $ 22,281  $ 12,173

1994                          $ 55                                            $ 13,247     $ 15,177  $ 16,297  $ 11,872

1993                          $ 54                                            $ 13,023     $ 14,980  $ 15,525  $ 11,562

1992                          $ 0                                             $ 9,481      $ 13,608  $ 13,270  $ 11,253

1991                          $ 0                                             $ 10,620     $ 12,642  $ 12,367  $ 10,936

1990                          $ 0                                             $ 9,833      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Overseas on January 1, 1990, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   14,873    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   1,665     for
dividends and $   2,573     for capital gain distributions. Initial
offering of Service Class of VIP Overseas took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class 2 of VIP Overseas would have grown
to $   29,457    .


VIP OVERSEAS - SERVICE CLASS 2

Fiscal Year  Ended              Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                            $ 21,618                             $ 3,248

1998                            $ 15,817                             $ 2,042

1997                            $ 15,154                             $ 1,587

1996                            $ 14,870                             $ 1,243

1995                            $ 13,465                             $ 955

1994                            $ 12,368                             $ 824

1993                            $ 12,218                             $ 751

1992                            $ 9,100                              $ 381

1991                            $ 10,331                             $ 289

1990                            $ 9,803                              $ 30




VIP OVERSEAS - SERVICE CLASS 2                                                               INDEXES

Fiscal Year  Ended              Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                            $ 4,591                                         $ 29,457     $ 53,289  $ 53,747  $ 13,347

1998                            $ 2,821                                         $ 20,680     $ 44,024  $ 42,276  $ 12,998

1997                            $ 1,610                                         $ 18,351     $ 34,240  $ 35,805  $ 12,791

1996                            $ 337                                           $ 16,450     $ 25,674  $ 28,677  $ 12,577

1995                            $ 118                                           $ 14,538     $ 20,880  $ 22,281  $ 12,173

1994                            $ 55                                            $ 13,247     $ 15,177  $ 16,297  $ 11,872

1993                            $ 54                                            $ 13,023     $ 14,980  $ 15,525  $ 11,562

1992                            $ 0                                             $ 9,481      $ 13,608  $ 13,270  $ 11,253

1991                            $ 0                                             $ 10,620     $ 12,642  $ 12,367  $ 10,936

1990                            $ 0                                             $ 9,833      $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Overseas on January 1, 1990, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,873. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $1,665 for dividends and $2,573 for
capital gain distributions.    Initial offering of Service Class 2 of
VIP Overseas took place on January 12, 2000.     Service Class 2
returns from November 3, 1997 through December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Initial Class of VIP Investment Grade Bond would have grown to $20,021.


VIP INVESTMENT GRADE BOND - INITIAL CLASS

Fiscal Year  Ended                         Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                       $ 11,992                             $ 7,361

1998                                       $ 12,781                             $ 7,003

1997                                       $ 12,387                             $ 5,875

1996                                       $ 12,071                             $ 4,655

1995                                       $ 12,308                             $ 3,885

1994                                       $ 10,868                             $ 2,924

1993                                       $ 11,321                             $ 3,048

1992                                       $ 10,819                             $ 2,184

1991                                       $ 10,927                             $ 1,434

1990                                       $ 9,783                              $ 838




VIP INVESTMENT GRADE BOND - INITIAL CLASS                                                               INDEXES

Fiscal Year  Ended                         Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                       $ 668                                           $ 20,021     $ 53,289  $ 53,747

1998                                       $ 449                                           $ 20,233     $ 44,024  $ 42,276

1997                                       $ 327                                           $ 18,589     $ 34,240  $ 35,805

1996                                       $ 318                                           $ 17,044     $ 25,674  $ 28,677

1995                                       $ 325                                           $ 16,518     $ 20,880  $ 22,281

1994                                       $ 287                                           $ 14,079     $ 15,177  $ 16,297

1993                                       $ 260                                           $ 14,629     $ 14,980  $ 15,525

1992                                       $ 180                                           $ 13,183     $ 13,608  $ 13,270

1991                                       $ 0                                             $ 12,361     $ 12,642  $ 12,367

1990                                       $ 0                                             $ 10,621     $ 9,688   $ 9,946



VIP INVESTMENT GRADE BOND - INITIAL CLASS

Fiscal Year  Ended                         Cost of Living

1999                                       $ 13,347

1998                                       $ 12,998

1997                                       $ 12,791

1996                                       $ 12,577

1995                                       $ 12,173

1994                                       $ 11,872

1993                                       $ 11,562

1992                                       $ 11,253

1991                                       $ 10,936

1990                                       $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Investment Grade Bond on January 1, 1990, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   17,503    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   5,359     for dividends and $   473     for capital gain
distributions.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class 2 of VIP Investment Grade Bond
would have grown to $   20,021    .


VIP INVESTMENT GRADE BOND - SERVICE CLASS 2


Fiscal Year  Ended                           Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                         $ 11,992                             $ 7,361

1998                                         $ 12,781                             $ 7,003

1997                                         $ 12,387                             $ 5,875

1996                                         $ 12,071                             $ 4,655

1995                                         $ 12,308                             $ 3,885

1994                                         $ 10,868                             $ 2,924

1993                                         $ 11,321                             $ 3,048

1992                                         $ 10,819                             $ 2,184

1991                                         $ 10,927                             $ 1,434

1990                                         $ 9,783                              $ 838




VIP INVESTMENT GRADE BOND - SERVICE CLASS 2                                                               INDEXES


Fiscal Year  Ended                           Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                         $ 668                                           $ 20,021     $ 53,289  $ 53,747

1998                                         $ 449                                           $ 20,233     $ 44,024  $ 42,276

1997                                         $ 327                                           $ 18,589     $ 34,240  $ 35,805

1996                                         $ 318                                           $ 17,044     $ 25,674  $ 28,677

1995                                         $ 325                                           $ 16,518     $ 20,880  $ 22,281

1994                                         $ 287                                           $ 14,079     $ 15,177  $ 16,297

1993                                         $ 260                                           $ 14,629     $ 14,980  $ 15,525

1992                                         $ 180                                           $ 13,183     $ 13,608  $ 13,270

1991                                         $ 0                                             $ 12,361     $ 12,642  $ 12,367

1990                                         $ 0                                             $ 10,621     $ 9,688   $ 9,946



VIP INVESTMENT GRADE BOND - SERVICE CLASS 2


Fiscal Year  Ended                           Cost of Living

1999                                         $ 13,347

1998                                         $ 12,998

1997                                         $ 12,791

1996                                         $ 12,577

1995                                         $ 12,173

1994                                         $ 11,872

1993                                         $ 11,562

1992                                         $ 11,253

1991                                         $ 10,936

1990                                         $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Investment Grade Bond on January 1, 1990, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   17,503    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   5,359     for dividends and $   473     for capital gain
distributions.    Initial offering of Service Class 2 of VIP
Investment Grade Bond took place on January 12, 2000    . Service
Class 2 returns are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Initial Class of VIP Asset Manager would have
grown to $   34,383    .

VIP ASSET MANAGER - INITIAL CLASS


Fiscal Year Ended                  Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                               $ 18,726                             $ 6,626

1998                               $ 18,215                             $ 5,344

1997                               $ 18,064                             $ 4,352

1996                               $ 16,981                             $ 3,238

1995                               $ 15,838                             $ 2,285

1994                               $ 13,831                             $ 1,640

1993                               $ 15,466                             $ 1,491

1992                               $ 13,360                             $ 875

1991                               $ 12,588                             $ 491

1990                               $ 10,271                             $ 401



VIP ASSET MANAGER - INITIAL CLASS                                                               INDEXES


Fiscal Year Ended                  Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                               $ 9,031                                         $ 34,383     $ 53,289  $ 53,747  $ 13,347

1998                               $ 7,391                                         $ 30,950     $ 44,024  $ 42,276  $ 12,998

1997                               $ 4,485                                         $ 26,901     $ 34,240  $ 35,805  $ 12,791

1996                               $ 2,078                                         $ 22,297     $ 25,674  $ 28,677  $ 12,577

1995                               $ 1,332                                         $ 19,455     $ 20,880  $ 22,281  $ 12,173

1994                               $ 1,164                                         $ 16,635     $ 15,177  $ 16,297  $ 11,872

1993                               $ 757                                           $ 17,714     $ 14,980  $ 15,525  $ 11,562

1992                               $ 376                                           $ 14,611     $ 13,608  $ 13,270  $ 11,253

1991                               $ 0                                             $ 13,079     $ 12,642  $ 12,367  $ 10,936

1990                               $ 0                                             $ 10,672     $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Asset Manager on January 1, 1990, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   22,691    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   4,002     for dividends and $   5,476     for capital gain
distributions.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class of VIP Asset Manager would have
grown to $   34,250    .

VIP ASSET MANAGER - SERVICE CLASS


Fiscal Year  Ended                 Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                               $ 18,646                             $ 6,602

1998                               $ 18,154                             $ 5,328

1997                               $ 18,044                             $ 4,347

1996                               $ 16,981                             $ 3,238

1995                               $ 15,838                             $ 2,285

1994                               $ 13,831                             $ 1,640

1993                               $ 15,466                             $ 1,491

1992                               $ 13,360                             $ 875

1991                               $ 12,588                             $ 491

1990                               $ 10,271                             $ 401



VIP ASSET MANAGER - SERVICE CLASS                                                               INDEXES


Fiscal Year  Ended                 Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living

1999                               $ 9,002                                         $ 34,250     $ 53,289  $ 53,747  $ 13,347

1998                               $ 7,370                                         $ 30,852     $ 44,024  $ 42,276  $ 12,998

1997                               $ 4,480                                         $ 26,871     $ 34,240  $ 35,805  $ 12,791

1996                               $ 2,078                                         $ 22,297     $ 25,674  $ 28,677  $ 12,577

1995                               $ 1,332                                         $ 19,455     $ 20,880  $ 22,281  $ 12,173

1994                               $ 1,164                                         $ 16,635     $ 15,177  $ 16,297  $ 11,872

1993                               $ 757                                           $ 17,714     $ 14,980  $ 15,525  $ 11,562

1992                               $ 376                                           $ 14,611     $ 13,608  $ 13,270  $ 11,253

1991                               $ 0                                             $ 13,079     $ 12,642  $ 12,367  $ 10,936

1990                               $ 0                                             $ 10,672     $ 9,688   $ 9,946   $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Asset Manager on January 1, 1990, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   12,692    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   4,002     for dividends and $   5,476     for capital gain
distributions. Initial offering of Service Class of VIP Asset Manager took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the 10-year period ended December 31, 1999, a hypothetical
$10,000 investment in Service Class 2 of VIP Asset Manager would have
grown to $   34,250    .


VIP ASSET MANAGER - SERVICE CLASS 2


Fiscal Year  Ended                   Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                 $ 18,646                             $ 6,602

1998                                 $ 18,154                             $ 5,328

1997                                 $ 18,044                             $ 4,347

1996                                 $ 16,981                             $ 3,238

1995                                 $ 15,838                             $ 2,285

1994                                 $ 13,831                             $ 1,640

1993                                 $ 15,466                             $ 1,491

1992                                 $ 13,360                             $ 875

1991                                 $ 12,588                             $ 491

1990                                 $ 10,271                             $ 401




VIP ASSET MANAGER - SERVICE CLASS 2                                                               INDEXES


Fiscal Year  Ended                   Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                 $ 9,002                                         $ 34,250     $ 53,289  $ 53,747

1998                                 $ 7,370                                         $ 30,852     $ 44,024  $ 42,276

1997                                 $ 4,480                                         $ 26,871     $ 34,240  $ 35,805

1996                                 $ 2,078                                         $ 22,297     $ 25,674  $ 28,677

1995                                 $ 1,332                                         $ 19,455     $ 20,880  $ 22,281

1994                                 $ 1,164                                         $ 16,635     $ 15,177  $ 16,297

1993                                 $ 757                                           $ 17,714     $ 14,980  $ 15,525

1992                                 $ 376                                           $ 14,611     $ 13,608  $ 13,270

1991                                 $ 0                                             $ 13,079     $ 12,642  $ 12,367

1990                                 $ 0                                             $ 10,672     $ 9,688   $ 9,946



VIP ASSET MANAGER - SERVICE CLASS 2


Fiscal Year  Ended                   Cost of Living

1999                                 $ 13,347

1998                                 $ 12,998

1997                                 $ 12,791

1996                                 $ 12,577

1995                                 $ 12,173

1994                                 $ 11,872

1993                                 $ 11,562

1992                                 $ 11,253

1991                                 $ 10,936

1990                                 $ 10,611


Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Asset Manager on January 1, 1990, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   12,692    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   4,002     for dividends and $   5,476     for capital gain
distributions.    Initial offering of Service Class 2 of VIP Asset
Manager took place on January 12, 2000.     Service Class 2 returns
from November 3, 1997 through December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Initial Class
of VIP Asset Manager: Growth would have grown to $   25,027    .

VIP ASSET MANAGER: GROWTH - INITIAL CLASS


Fiscal Year  Ended                         Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                       $ 18,380                             $ 1,561

1998                                       $ 17,030                             $ 891

1997                                       $ 16,360                             $ 435

1996                                       $ 13,100                             $ 348

1995*                                      $ 11,770                             $ 110



VIP ASSET MANAGER: GROWTH - INITIAL CLASS                                                               INDEXES


Fiscal Year  Ended                         Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                       $ 5,086                                         $ 25,027     $ 35,119  $ 32,938

1998                                       $ 3,793                                         $ 21,714     $ 29,013  $ 25,909

1997                                       $ 1,674                                         $ 18,469     $ 22,565  $ 21,943

1996                                       $ 1,319                                         $ 14,767     $ 16,920  $ 17,575

1995*                                      $ 422                                           $ 12,302     $ 13,760  $ 13,655



VIP ASSET MANAGER: GROWTH - INITIAL CLASS


Fiscal Year  Ended                         Cost of Living**

1999                                       $ 11,242

1998                                       $ 10,949

1997                                       $ 10,775

1996                                       $ 10,595

1995*                                      $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Asset Manager: Growth on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   15,145    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,070     for dividends and $   3,460     for capital gain
distributions.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service Class
of VIP Asset Manager: Growth would have grown to $   24,902    .

VIP ASSET MANAGER: GROWTH - SERVICE CLASS


Fiscal Year  Ended                         Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                       $ 18,280                             $ 1,556

1998                                       $ 16,960                             $ 888

1997                                       $ 16,350                             $ 435

1996                                       $ 13,100                             $ 348

1995*                                      $ 11,770                             $ 110



VIP ASSET MANAGER: GROWTH - SERVICE CLASS                                                               INDEXES


Fiscal Year  Ended                         Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                       $ 5,066                                         $ 24,902     $ 35,119  $ 32,938

1998                                       $ 3,780                                         $ 21,628     $ 29,013  $ 25,909

1997                                       $ 1,673                                         $ 18,458     $ 22,565  $ 21,943

1996                                       $ 1,319                                         $ 14,767     $ 16,920  $ 17,575

1995*                                      $ 422                                           $ 12,302     $ 13,760  $ 13,655



VIP ASSET MANAGER: GROWTH - SERVICE CLASS


Fiscal Year  Ended                         Cost of Living**

1999                                       $ 11,242

1998                                       $ 10,949

1997                                       $ 10,775

1996                                       $ 10,595

1995*                                      $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Asset Manager: Growth on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   15,145    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,070     for dividends and $   3,460     for capital gain
distributions. Initial offering of Service Class of VIP Asset Manager:
Growth took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service Class
2 of VIP Asset Manager: Growth would have grown to $   24,902    .


VIP ASSET MANAGER: GROWTH - SERVICE CLASS 2


Fiscal Year  Ended                           Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                         $ 18,280                             $ 1,556

1998                                         $ 16,960                             $ 888

1997                                         $ 16,350                             $ 435

1996                                         $ 13,100                             $ 348

1995*                                        $ 11,770                             $ 110




VIP ASSET MANAGER: GROWTH - SERVICE CLASS 2                                                               INDEXES


Fiscal Year  Ended                           Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                         $ 5,066                                         $ 24,902     $ 35,119  $ 32,938

1998                                         $ 3,780                                         $ 21,628     $ 29,013  $ 25,909

1997                                         $ 1,673                                         $ 18,458     $ 22,565  $ 21,943

1996                                         $ 1,319                                         $ 14,767     $ 16,920  $ 17,575

1995*                                        $ 422                                           $ 12,302     $ 13,760  $ 13,655



VIP ASSET MANAGER: GROWTH - SERVICE CLASS 2


Fiscal Year  Ended                           Cost of Living**

1999                                         $ 11,242

1998                                         $ 10,949

1997                                         $ 10,775

1996                                         $ 10,595

1995*                                        $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Asset Manager: Growth on January 3, 1995, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   15,145    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,070     for dividends and $   3,460     for capital gain
distributions.    Initial offering of Service Class 2 of VIP Asset
Manager: Growth took place on January 12, 2000.     Service Class 2
returns from November 3, 1997 through December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the period from August 27, 1992 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Initial Class
of VIP Index 500 would have grown to $   40,759    .


VIP INDEX 500 - INITIAL CLASS


Fiscal Year Ended              Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                           $ 33,482                             $ 3,369

1998                           $ 28,248                             $ 2,504

1997                           $ 22,880                             $ 1,717

1996                           $ 17,810                             $ 1,113

1995                           $ 15,142                             $ 751

1994                           $ 11,244                             $ 363

1993                           $ 11,148                             $ 360

1992*                          $ 10,520                             $ 95




VIP INDEX 500 - INITIAL CLASS                                                               INDEXES


Fiscal Year Ended              Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                           $ 3,908                                         $ 40,759     $ 41,692  $ 41,512  $ 11,945

1998                           $ 3,067                                         $ 33,819     $ 34,444  $ 32,652  $ 11,632

1997                           $ 1,762                                         $ 26,359     $ 26,788  $ 27,654  $ 11,448

1996                           $ 921                                           $ 19,844     $ 20,087  $ 22,149  $ 11,256

1995                           $ 278                                           $ 16,171     $ 16,336  $ 17,209  $ 10,894

1994                           $ 180                                           $ 11,787     $ 11,874  $ 12,587  $ 10,625

1993                           $ 158                                           $ 11,666     $ 11,720  $ 11,991  $ 10,348

1992*                          $ 16                                            $ 10,631     $ 10,647  $ 10,249  $ 10,071


* From August 27, 1992 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Index 500 on August 27, 1992, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   13,748    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   1,480     for
dividends and $   1,906     for capital gain distributions.

During the period from August 27, 1992 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service Class
2 of VIP Index 500 would have grown to $   40,759    .


VIP INDEX 500 - SERVICE CLASS 2


Fiscal Year  Ended               Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                             $ 33,482                             $ 3,369

1998                             $ 28,248                             $ 2,504

1997                             $ 22,880                             $ 1,717

1996                             $ 17,810                             $ 1,113

1995                             $ 15,142                             $ 751

1994                             $ 11,244                             $ 363

1993                             $ 11,148                             $ 360

1992*                            $ 10,520                             $ 95




VIP INDEX 500 - SERVICE CLASS 2                                                               INDEXES


Fiscal Year  Ended               Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                             $ 3,908                                         $ 40,759     $ 41,692  $ 41,512  $ 11,945

1998                             $ 3,067                                         $ 33,819     $ 34,444  $ 32,652  $ 11,632

1997                             $ 1,762                                         $ 26,359     $ 26,788  $ 27,654  $ 11,448

1996                             $ 921                                           $ 19,844     $ 20,087  $ 22,149  $ 11,256

1995                             $ 278                                           $ 16,171     $ 16,336  $ 17,209  $ 10,894

1994                             $ 180                                           $ 11,787     $ 11,874  $ 12,587  $ 10,625

1993                             $ 158                                           $ 11,666     $ 11,720  $ 11,991  $ 10,348

1992*                            $ 16                                            $ 10,631     $ 10,647  $ 10,249  $ 10,071


* From August 27, 1992 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Index 500 on August 27, 1992, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   13,748    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,480     for dividends and $   1,906     for capital gain
distributions.    Initial offering of Service Class 2 of VIP Index 500
took place on January 12, 2000.     Service Class 2 returns are those
of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Initial Class
of VIP Contrafund would have grown to $   33,957    .

VIP CONTRAFUND - INITIAL CLASS


Fiscal Year  Ended              Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                            $ 29,150                             $ 767

1998                            $ 24,440                             $ 507

1997                            $ 19,940                             $ 262

1996                            $ 16,560                             $ 73

1995*                           $ 13,790                             $ 61



VIP CONTRAFUND - INITIAL CLASS                                                               INDEXES


Fiscal Year  Ended              Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                            $ 4,040                                         $ 33,957     $ 35,119  $ 32,938  $ 11,242

1998                            $ 2,382                                         $ 27,329     $ 29,013  $ 25,909  $ 10,949

1997                            $ 824                                           $ 21,026     $ 22,565  $ 21,943  $ 10,775

1996                            $ 304                                           $ 16,937     $ 16,920  $ 17,575  $ 10,595

1995*                           $ 121                                           $ 13,972     $ 13,760  $ 13,655  $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Contrafund on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   13,185    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   460     for
dividends and $   2,530     for capital gain distributions.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service Class
of VIP Contrafund would have grown to $   33,900    .

VIP CONTRAFUND - SERVICE CLASS


Fiscal Year  Ended              Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                            $ 29,100                             $ 766

1998                            $ 24,420                             $ 506

1997                            $ 19,930                             $ 261

1996                            $ 16,560                             $ 73

1995*                           $ 13,790                             $ 61



VIP CONTRAFUND - SERVICE CLASS                                                               INDEXES


Fiscal Year  Ended              Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                            $ 4,034                                         $ 33,900     $ 35,119  $ 32,938  $ 11,242

1998                            $ 2,380                                         $ 27,306     $ 29,013  $ 25,909  $ 10,949

1997                            $ 824                                           $ 21,015     $ 22,565  $ 21,943  $ 10,775

1996                            $ 304                                           $ 16,937     $ 16,920  $ 17,575  $ 10,595

1995*                           $ 121                                           $ 13,972     $ 13,760  $ 13,655  $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Contrafund on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   13,185    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   460     for
dividends and $   2,530     for capital gain distributions. Initial
offering of Service Class of VIP Contrafund took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service Class
2 of VIP Contrafund would have grown to $   33,900    .


VIP CONTRAFUND - SERVICE CLASS 2


Fiscal Year Ended                 Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                              $ 29,100                             $ 766

1998                              $ 24,420                             $ 506

1997                              $ 19,930                             $ 261

1996                              $ 16,560                             $ 73

1995*                             $ 13,790                             $ 61




VIP CONTRAFUND - SERVICE CLASS 2                                                               INDEXES


Fiscal Year Ended                 Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                              $ 4,034                                         $ 33,900     $ 35,119  $ 32,938

1998                              $ 2,380                                         $ 27,306     $ 29,013  $ 25,909

1997                              $ 824                                           $ 21,015     $ 22,565  $ 21,943

1996                              $ 304                                           $ 16,937     $ 16,920  $ 17,575

1995*                             $ 121                                           $ 13,972     $ 13,760  $ 13,655



VIP CONTRAFUND - SERVICE CLASS 2


Fiscal Year Ended                 Cost of Living**

1999                              $ 11,242

1998                              $ 10,949

1997                              $ 10,775

1996                              $ 10,595

1995*                             $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Contrafund on January 3, 1995, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   13,185    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   460     for dividends and $   2,530     for capital gain
distributions.    Initial offering of Service Class 2 of VIP
Contrafund took place on January 12, 2000.     Service Class 2 returns
from November 3, 1997 through December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Initial Class
of VIP Balanced would have grown to $   18,827    .

VIP BALANCED - INITIAL CLASS

Fiscal Year Ended             Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                          $ 16,000                             $ 1,476

1998                          $ 16,110                             $ 1,047

1997                          $ 14,580                             $ 556

1996                          $ 12,230                             $ 154

1995*                         $ 11,170                             $ 141



VIP BALANCED - INITIAL CLASS                                                               INDEXES

Fiscal Year Ended             Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                          $ 1,351                                         $ 18,827     $ 35,119  $ 32,938  $ 11,242

1998                          $ 851                                           $ 18,008     $ 29,013  $ 25,909  $ 10,949

1997                          $ 171                                           $ 15,307     $ 22,565  $ 21,943  $ 10,775

1996                          $ 144                                           $ 12,528     $ 16,920  $ 17,575  $ 10,595

1995*                         $ 81                                            $ 11,392     $ 13,760  $ 13,655  $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Balanced on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   12,438    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   1,180     for
dividends and $   1,110     for capital gain distributions.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service Class
of VIP Balanced would have grown to $   18,759    .

VIP BALANCED - SERVICE CLASS

Fiscal Year  Ended            Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                          $ 15,940                             $ 1,471

1998                          $ 16,070                             $ 1,045

1997                          $ 14,590                             $ 556

1996                          $ 12,230                             $ 154

1995*                         $ 11,170                             $ 141



VIP BALANCED - SERVICE CLASS                                                               INDEXES

Fiscal Year  Ended            Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                          $ 1,348                                         $ 18,759     $ 35,119  $ 32,938  $ 11,242

1998                          $ 849                                           $ 17,964     $ 29,013  $ 25,909  $ 10,949

1997                          $ 172                                           $ 15,318     $ 22,565  $ 21,943  $ 10,775

1996                          $ 144                                           $ 12,528     $ 16,920  $ 17,575  $ 10,595

1995*                         $ 81                                            $ 11,392     $ 13,760  $ 13,655  $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Balanced on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   12,438    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   1,180     for
dividends and $   1,110     for capital gain distributions. Initial
offering of Service Class of VIP Balanced took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service Class
2 of VIP Balanced would have grown to $   18,759    .


VIP BALANCED - SERVICE CLASS 2

Fiscal Year  Ended              Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                            $ 15,940                             $ 1,471

1998                            $ 16,070                             $ 1,045

1997                            $ 14,590                             $ 556

1996                            $ 12,230                             $ 154

1995*                           $ 11,170                             $ 141




VIP BALANCED - SERVICE CLASS 2                                                               INDEXES

Fiscal Year  Ended              Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                            $ 1,348                                         $ 18,759     $ 35,119  $ 32,938  $ 11,242

1998                            $ 849                                           $ 17,964     $ 29,013  $ 25,909  $ 10,949

1997                            $ 172                                           $ 15,318     $ 22,565  $ 21,943  $ 10,775

1996                            $ 144                                           $ 12,528     $ 16,920  $ 17,575  $ 10,595

1995*                           $ 81                                            $ 11,392     $ 13,760  $ 13,655  $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Balanced on January 3, 1995, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   12,438    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   1,180     for
dividends and $   1,110     for capital gain distributions.    Initial
offering of Service Class 2 of VIP Balanced took place on January 12,
2000.     Service Class 2 returns from November 3, 1997 through
December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the period from December 31, 1996 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Initial
Class of VIP Growth & Income would have grown to $   18,220    .

VIP GROWTH & INCOME - INITIAL CLASS

Fiscal Year  Ended                   Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                 $ 17,300                             $ 227

1998                                 $ 16,150                             $ 106

1997*                                $ 12,530                             $ 82



VIP GROWTH & INCOME - INITIAL CLASS                                                               INDEXES

Fiscal Year  Ended                   Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                 $ 693                                           $ 18,220     $ 20,396  $ 18,454

1998                                 $ 434                                           $ 16,690     $ 16,850  $ 14,515

1997*                                $ 267                                           $ 12,879     $ 13,105  $ 12,294



VIP GROWTH & INCOME - INITIAL CLASS

Fiscal Year  Ended                   Cost of Living**

1999                                 $ 10,612

1998                                 $ 10,334

1997*                                $ 10,170


* From December 31, 1996 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Growth & Income on December 31, 1996, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   10,722    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   180     for dividends and $   530     for capital gain
distributions.

During the period from December 31, 1996 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service
Class of VIP Growth & Income would have grown to $   18,158    .

VIP GROWTH & INCOME - SERVICE CLASS

Fiscal Year  Ended                   Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                 $ 17,240                             $ 227

1998                                 $ 16,110                             $ 106

1997*                                $ 12,530                             $ 82



VIP GROWTH & INCOME - SERVICE CLASS                                                               INDEXES

Fiscal Year  Ended                   Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                 $ 691                                           $ 18,158     $ 20,396  $ 18,454

1998                                 $ 433                                           $ 16,649     $ 16,850  $ 14,515

1997*                                $ 267                                           $ 12,879     $ 13,105  $ 12,294



VIP GROWTH & INCOME - SERVICE CLASS

Fiscal Year  Ended                   Cost of Living**

1999                                 $ 10,612

1998                                 $ 10,334

1997*                                $ 10,170


* From December 31, 1996 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Growth & Income on December 31, 1996, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   10,722    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   180     for dividends and $   530     for capital gain
distributions. Initial offering of Service Class of VIP Growth & Income took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the period from December 31, 1996 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service
Class 2 of VIP Growth & Income would have grown to $   18,158    .


VIP GROWTH & INCOME - SERVICE CLASS 2

Fiscal Year Ended                      Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                   $ 17,240                             $ 227

1998                                   $ 16,110                             $ 106

1997*                                  $ 12,530                             $ 82




VIP GROWTH & INCOME - SERVICE CLASS 2                                                               INDEXES

Fiscal Year Ended                      Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                   $ 691                                           $ 18,158     $ 20,396  $ 18,454

1998                                   $ 433                                           $ 16,649     $ 16,850  $ 14,515

1997*                                  $ 267                                           $ 12,879     $ 13,105  $ 12,294



VIP GROWTH & INCOME - SERVICE CLASS 2

Fiscal Year Ended                      Cost of Living**

1999                                   $ 10,612

1998                                   $ 10,334

1997*                                  $ 10,170


* From December 31, 1996 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Growth & Income on December 31, 1996, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   10,722    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   180     for dividends and $   530     for capital gain
distributions.    Initial offering of Service Class 2 of VIP Growth &
Income took place on January 12, 2000.     Service Class 2 returns
from November 3, 1997 through December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Initial Class
of VIP Growth Opportunities would have grown to $   26,465    .

VIP GROWTH OPPORTUNITIES - INITIAL CLASS

Fiscal Year  Ended                        Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                      $ 23,150                             $ 1,119

1998                                      $ 22,880                             $ 836

1997                                      $ 19,270                             $ 479

1996                                      $ 15,400                             $ 130

1995*                                     $ 13,070                             $ 111



VIP GROWTH OPPORTUNITIES - INITIAL CLASS                                                               INDEXES

Fiscal Year  Ended                        Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                      $ 2,196                                         $ 26,465     $ 35,119  $ 32,938

1998                                      $ 1,665                                         $ 25,381     $ 29,013  $ 25,909

1997                                      $ 619                                           $ 20,368     $ 22,565  $ 21,943

1996                                      $ 143                                           $ 15,673     $ 16,920  $ 17,575

1995*                                     $ 71                                            $ 13,252     $ 13,760  $ 13,655



VIP GROWTH OPPORTUNITIES - INITIAL CLASS

Fiscal Year  Ended                        Cost of Living**

1999                                      $ 11,242

1998                                      $ 10,949

1997                                      $ 10,775

1996                                      $ 10,595

1995*                                     $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Growth Opportunities on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   12,567    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   800     for dividends and $   1,630     for capital gain
distributions.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service Class
of VIP Growth Opportunities would have grown to $   26,419    .

VIP GROWTH OPPORTUNITIES - SERVICE CLASS

Fiscal Year  Ended                        Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                      $ 23,120                             $ 1,106

1998                                      $ 22,860                             $ 835

1997                                      $ 19,270                             $ 479

1996                                      $ 15,400                             $ 130

1995*                                     $ 13,070                             $ 111



VIP GROWTH OPPORTUNITIES - SERVICE CLASS                                                               INDEXES

Fiscal Year  Ended                        Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                      $ 2,193                                         $ 26,419     $ 35,119  $ 32,938

1998                                      $ 1,664                                         $ 25,359     $ 29,013  $ 25,909

1997                                      $ 619                                           $ 20,368     $ 22,565  $ 21,943

1996                                      $ 143                                           $ 15,673     $ 16,920  $ 17,575

1995*                                     $ 71                                            $ 13,252     $ 13,760  $ 13,655



VIP GROWTH OPPORTUNITIES - SERVICE CLASS

Fiscal Year  Ended                        Cost of Living**

1999                                      $ 11,242

1998                                      $ 10,949

1997                                      $ 10,775

1996                                      $ 10,595

1995*                                     $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Growth Opportunities on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   12,556    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   790     for dividends and $   1,630     for capital gain
distributions. Initial offering of Service Class of VIP Growth Opportunities took place on November 3, 1997. Service Class returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

During the period from January 3, 1995 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service Class
2 of VIP Growth Opportunities would have grown to $   26,419    .


VIP GROWTH OPPORTUNITIES - SERVICE CLASS 2

Fiscal Year  Ended                          Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                                        $ 23,120                             $ 1,106

1998                                        $ 22,860                             $ 835

1997                                        $ 19,270                             $ 479

1996                                        $ 15,400                             $ 130

1995*                                       $ 13,070                             $ 111




VIP GROWTH OPPORTUNITIES - SERVICE CLASS 2                                                               INDEXES

Fiscal Year  Ended                          Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA

1999                                        $ 2,193                                         $ 26,419     $ 35,119  $ 32,938

1998                                        $ 1,664                                         $ 25,359     $ 29,013  $ 25,909

1997                                        $ 619                                           $ 20,368     $ 22,565  $ 21,943

1996                                        $ 143                                           $ 15,673     $ 16,920  $ 17,575

1995*                                       $ 71                                            $ 13,252     $ 13,760  $ 13,655



VIP GROWTH OPPORTUNITIES - SERVICE CLASS 2

Fiscal Year  Ended                          Cost of Living**

1999                                        $ 11,242

1998                                        $ 10,949

1997                                        $ 10,775

1996                                        $ 10,595

1995*                                       $ 10,254


* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Growth Opportunities on January 3, 1995, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   12,556    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   790     for dividends and $   1,630     for capital gain
distributions.    Initial offering of Service Class 2 of VIP Growth
Opportunities took place on January 12, 2000    . Service Class 2
returns from November 3, 1997 through December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

During the period from December 28, 1998 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Initial
Class of VIP Mid Cap would have grown to $   15,366    .

VIP MID CAP - INITIAL CLASS

Fiscal Year  Ended           Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                         $ 15,250                             $ 0

1998*                        $ 10,310                             $ 0



VIP MID CAP - INITIAL CLASS                                                               INDEXES

Fiscal Year  Ended           Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                         $ 116                                           $ 15,366     $ 12,143  $ 12,652  $ 10,268

1998*                        $ 0                                             $ 10,310     $ 10,032  $ 9,952   $ 10,000


* From December 28, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Initial Class of VIP Mid Cap on December 28, 1998, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   10,110    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   110     for capital gain distributions.

During the period from December 28, 1998 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service
Class of VIP Mid Cap would have grown to $   15,356    .

VIP MID CAP - SERVICE CLASS

Fiscal Year  Ended           Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                         $ 15,240                             $ 0

1998*                        $ 10,310                             $ 0



VIP MID CAP - SERVICE CLASS                                                               INDEXES

Fiscal Year  Ended           Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                         $ 116                                           $ 15,356     $ 12,143  $ 12,652  $ 10,268

1998*                        $ 0                                             $ 10,310     $ 10,032  $ 9,952   $ 10,000


* From December 28, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class of VIP Mid Cap on December 28, 1998, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   10,110    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   0     for dividends
and $   110     for capital gain distributions.

During the period from December 28, 1998 (commencement of operations) to December 31, 1999, a hypothetical $10,000 investment in Service
Class 2 of VIP Mid Cap would have grown to $   15,356    .


VIP MID CAP - SERVICE CLASS 2

Fiscal Year  Ended             Value of Initial $10,000 Investment  Value of Reinvested Dividend Distributions

1999                           $ 15,240                             $ 0

1998*                          $ 10,310                             $ 0




VIP MID CAP - SERVICE CLASS 2                                                               INDEXES

Fiscal Year  Ended             Value of Reinvested Capital Gain Distributions  Total Value  S&P 500   DJIA      Cost of Living**

1999                           $ 116                                           $ 15,356     $ 12,143  $ 12,652  $ 10,268

1998*                          $ 0                                             $ 10,310     $ 10,032  $ 9,952   $ 10,000


* From December 28, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 of VIP Mid Cap on December 28, 1998, the net amount invested in Service Class 2 shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   10,110    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   0     for dividends and $   110     for capital gain
distributions.    Initial offering of Service Class 2 of VIP Mid Cap
took place on January 12, 2000    . Service Class 2 returns prior to
December 31, 1999 are those of Service Class which reflect a 12b-1 fee of 0.10%. If Service Class 2's 12b-1 fee had been reflected, returns would have been lower.

INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN

The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended December 31, 1999. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.

MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization.
According to Morgan Stanley Capital International, the size of the
markets as measured in U.S. dollars grew from $   8,045.9     billion
in 199   8     to $   10,573.8     billion in    1999    .

The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital
International indexes database. The value of each market is measured in billions of U.S. dollars as of December 31, 1999.

TOTAL MARKET CAPITALIZATION

Australia  $ 248.7    Japan           $ 2,779.3

Austria    $ 22.2     Malaysia        $ 77.3

Belgium    $ 91.0     Netherlands     $ 530.8

Canada     $ 441.2    Norway          $ 37.8

Denmark    $ 79.2     Singapore       $ 107.9

France     $ 1,039.2  Spain           $ 272.8

Germany    $ 1,061.4  Sweden          $ 272.2

Hong Kong  $ 236.7    Switzerland     $ 576.2

Italy      $ 428.6    United Kingdom  $ 1,941.5

                      United States   $ 10,148.8

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of each market is measured in billions of U.S. dollars as of December 31, 1999.

TOTAL MARKET CAPITALIZATION - LATIN AMERICA

Argentina            $ 23.0

Brazil               $ 134.0

Chile                $ 38.8

Colombia             $ 3.9

Mexico               $ 128.4

Venezuela            $ 7.4

Peru                 $  6.4

Total Latin America  $ 341.9

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended December 31, 1999. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS


Australia   17.62%   Japan            61.53%

Austria     -9.11%   Malaysia         114.61%

Belgium     -14.26%  Netherlands      6.88%

Canada      53.74%   Norway           31.70%

Denmark     12.06%   Singapore        60.17%

France      29.27%   Spain            4.83%

Germany     20.04%   Sweden           79.74%

Hong Kong   59.52%   Switzerland      -7.02%

Italy       -0.26%   United Kingdom   12.45%

                     United States    21.92%


STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY

Australia   10.25%  Japan            46.57%

Austria     6.47%   Malaysia         50.19%

Belgium     0.45%   Netherlands      25.21%

Canada      45.26%  Norway           38.92%

Denmark     30.73%  Singapore        101.33%

France      51.44%  Spain            22.81%

Germany     40.63%  Sweden           89.44%

Hong Kong   60.06%  Switzerland      8.36%

Italy       16.84%  United Kingdom   16.08%

                    United States    21.92%


The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 1999.

STOCK MARKET PERFORMANCE

                  Five Years Ended   Ten Years Ended

                  December 31, 1999  December 31, 1999

  Germany          20.66%             12.31%

  Hong Kong        14.14%             20.48%

  Japan            1.96%              -0.85%

  Spain            29.07%             13.16%

  United Kingdom   20.20%             14.24%

  United States    29.02%             18.12%


PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. An income fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A class's performance may also be compared to that of each index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a class's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

The    Fidelity Asset Manager Composite Index     and    Fidelity
Asset Manager: Growth Composite Index     (for VIP Asset Manager and
VIP Asset Manager: Growth) are hypothetical representations of the performance of each fund's asset classes according to their respective weighting in each fund's neutral mix. The weightings are rebalanced monthly.

For periods after January 1, 1997, the    Fidelity Asset Manager
Composite Index     represents VIP Asset Manager's three asset classes
according to their respective weightings in the fund's neutral mix (10% short-term/money market; 40% bonds; and 50% stocks).

For periods after January 1, 1997, the    Fidelity Asset Manager:
Growth Composite Index     represents VIP Asset Manager: Growth's
three asset classes according to their respective weightings in the fund's neutral mix (5% short-term/money market; 25% bonds; and 70% stocks).

The following indexes are used to calculate the    Fidelity Asset
Manager Composite Index and the Fidelity Asset Manager: Growth
Composite Index    : the S&P 500 for the stock class, the Lehman
Brothers Aggregate Bond Index for the bond class, and the Lehman Brothers 3-Month Treasury Bill Index for the short-term/money market class.

For periods between June 1, 1992 and January 1, 1997, the    Fidelity
Asset Manager     Composite Index represented VIP Asset Manager's
three asset classes according to their respective weightings in the fund's neutral mix (20% short-term instruments; 40% bonds; and 40% stocks) during that period of time. The following indexes are used to
calculate the    Fidelity Asset Manager     Composite Index during
that period of time: the Lehman Brothers 3-Month Treasury Bill Index; the Lehman Brothers U.S. Treasury Index; and the S&P 500. For periods
prior to June 1, 1992, the    Fidelity Asset Manager     Composite
Index represented VIP Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (30% money market instruments; 40% bonds; and 30% stocks) during that period of
time. The following indexes are used to calculate the    Fidelity
Asset Manager     Composite Index during that period of time: the
Lehman Brothers 3-Month Treasury Bill Index; the Lehman Brothers U.S. Treasury Index; and the S&P 500.

For periods prior to January 1, 1997, the    Fidelity Asset Manager:
Growth     Composite Index represented VIP Asset Manager: Growth's
three asset classes according to their respective weightings in the fund's neutral mix (5% short-term instruments; 30% bonds; and 65% stocks) during that period of time. The following indexes are used to
calculate the    Fidelity Asset Manager: Growth     Composite Index
during that period of time: the Lehman Brothers 3-Month Treasury Bill Index; the Lehman Brothers U.S. Treasury Index; and the S&P 500.

S&P 500. A market capitalization-weighted index of common stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value-weighted index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

LEHMAN BROTHERS U.S. TREASURY INDEX is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more. Issues in the index must have at least $100 million par amount outstanding. Certain special issues, such as flower bonds, targeted investor notes (TINs), and state and local government series
(SLGs) bonds are excluded.

LEHMAN BROTHERS 3-MONTH TREASURY BILL INDEX is a representation of the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term instruments).

Each of VIP Asset Manager and VIP Asset Manager: Growth has the ability to invest in securities that are not included in any of the indexes, and each fund's actual investment portfolio may not reflect the composition or the weighting of the indexes used. The Lehman Brothers 3-Month Treasury Bill Index, the Lehman Brothers U.S. Treasury Index, the Lehman Brothers Aggregate Bond Index, the S&P 500, and the asset allocation composite indexes include reinvestment of income or dividends, as appropriate, and are based on the prices of unmanaged groups of U.S. Treasury obligations, other fixed-income obligations, or stocks, as appropriate. Unlike each fund's returns, the indexes do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.

The following table represents the comparative indexes' calendar year-to-year performance.


      Lehman Brothers 3-Month Treasury Bill Index  Lehman Brothers Aggregate Bond  Index  Lehman Brothers U.S. Treasury  Index

1999   4.90%                                        -0.82%                                 -2.56%

1998   5.31%                                        8.69%                                  10.03%

1997   5.52%                                        9.65%                                  9.57%

1996   5.38%                                        3.63%                                  2.70%

1995   6.09%                                        18.47%                                 18.35%

1994   4.26%                                        -2.92%                                 -3.38%

1993   3.20%                                        9.75%                                  10.68%

1992   2.92%                                        7.40%                                  7.21%

1991   6.22%                                        16.00%                                 15.29%

1990   8.21%                                        8.96%                                  8.54%




      S&P 500

1999   21.04%

1998   28.58%

1997   33.36%

1996   22.96%

1995   37.58%

1994   1.32%

1993   10.08%

1992   7.62%

1991   30.47%

1990   -3.10%


VIP Balanced may compare its performance to that of the Fidelity
   VIP     Balanced Composite Index which is a hypothetical
representation of the performance of the fund's general investment categories using a weighting of 60% equity and 40% bond. The following
indexes are used to calculate the Fidelity    VIP     Balanced
Composite Index:    Russell 3000(registered trademark) Value Index
    for the equity category and the Lehman Brothers Aggregate Bond Index for the bond category. The index weightings of the Fidelity
   VIP     Balanced Composite Index are rebalanced monthly.

   RUSSELL 3000 VALUE INDEX is a market capitalization-weighted index
of value-oriented stocks of U.S. domiciled companies    .
Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted values.

LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value-weighted index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

Each of VIP Asset Manager, VIP Asset Manager: Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, and VIP Growth Opportunities may compare its performance to that of the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks.

VIP Growth may compare its performance to that of the Russell 3000 Growth Index, a market capitalization-weighted index of
growth   -    oriented stocks    of U.S. domiciled companies.
Growth-oriented stocks tend to have higher price-to-book ratios and higher forecasted growth values.

Each of VIP Equity-Income    and VIP Balanced     may compare its
performance to that of the Russell 3000 Value Index, a market capitalization-weighted index of value-oriented stocks of U.S. domiciled companies. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted values.

VIP Mid Cap may compare its performance to that of the Standard &
Poor's MidCap 400(registered trademark) Index, a market capitalization-weighted index of 400 medium-capitalization stocks.

VIP Overseas may compare its performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998. Stocks are selected for the Morgan Stanley Capital International
(MSCI) index on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership.

Each of VIP Balanced, VIP Investment Grade Bond   , VIP Asset Manager,
and VIP Asset Manager: Growth     may also compare its performance to
the Lehman Brothers Aggregate Bond Index, a market value-weighted index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

   Each of VIP Asset Manager and VIP Asset Manager: Growth may also compare its performance to the Lehman Brothers 3-Month Treasury Bill Index, a representation of the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis
(short-term instruments).

VIP High Income may compare its performance to that of the Merrill Lynch High Yield Master II Index, a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. Issues must have an outstanding par value of at least $50 million to be included in the index.

   VIP High Income may also compare its performance to that of the Merrill Lynch High Yield Master Index, a market value-weighted index of all domestic and yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year. Issues included in the index have a credit rating lower than BBB-/Baa3 but are not in default (DDD1 or lower). Split-rated issues (i.e., rated investment-grade by one rating agency and high-yield by another) are included in the index based on the issue's corresponding composite rating. Structured-note issues, deferred interest bonds, and pay-in-kind bonds are excluded.

A class may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher
potential returns than CDs, a fund does not guarantee    an investor's
    principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

A class of the money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Taxable (Money Market), which is reported in
IBC's MONEY FUND REPORT(trademark), covers    951     taxable money
market funds.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and
sales literature, a   rticles from Fidelity Focus(registered
trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

A class may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote the fund's current portfolio manager.

VOLATILITY. A class of a fund (other than the money market fund) may quote various measures of volatility and benchmark correlation in advertising. In addition, the class may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, an income, growth & income, or asset allocation fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate price movements over specific periods of
time for each class of a fund (other than    the     money market
fund). Each point on the momentum indicator represents a class's percentage change in price movements over that period.

A fund (other than the money market fund) may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of December 31, 1999, FMR advised over $   35     billion in
municipal fund assets,    $143     billion in taxable fixed-income
fund assets,    $149     billion in money market fund assets,
$   630     billion in equity fund assets, $   22     billion in
international fund assets, and $   41     billion in
Spartan(registered trademark) fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, each class of a money market or income fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE    A    ND REDEMPTION INFORMATION

Under certain circumstances (for example, at the request of a shareholder), a fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing each class's NAV, if FMR determines it is in the best interests of the fund. VIP Index 500 may make redemption payments "in kind" to a shareholder that owns 5% or more of its outstanding voting securities pursuant to an exemptive order issued by the SEC. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

   The following information is only a summary of some of the tax consequences affecting insurance company separate accounts invested in the funds. No attempt has been made to discuss tax consequences affecting variable product owners. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

   Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to insurance company separate accounts invested in the fund. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies. If a fund failed to qualify as a "regulated investment company" in any year, among other consequences, each insurance company separate account invested in the fund would fail to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.

   Each fund also intends to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder. These diversification requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the assets of an insurance company separate account that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) and the regulations thereunder treat the assets of each fund as the assets of the related insurance company separate account, each fund must also satisfy these requirements. If a fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by an insurance company separate account invested in the fund would not be treated as an annuity or as life insurance for tax purposes and would no longer be eligible for tax deferral.

   Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their tax returns.

As of    D    ecember 31   , 1999    , VIP Money Market had an
aggregate capital loss carryforward    of     approximately
   $102,000    . This loss carryforward, of which    $1,000, $28,000,
and $73,000     will expire on    D    ecember 31, 2002, 2005, and
2007, respectively, is available to offset future capital gains.

As of    D    ecember 31   , 1999,     VIP Investment Grade Bond had
an aggregate capital loss carryforward of approximately
   $11,444,000    . This loss carryforward, all of which        will
expire on    D    ecember 31, 2007, is available to offset future
capital gains.

As of    D    ecember 31,    1999,     VIP High Income had an
aggregate capital loss carryforward of approximately
   $78,395,000    . This loss carryforward, all of which        will
expire on    D    ecember 31, 2007, is available to offset future
capital gains.

TRUSTEES AND OFFICERS

The Trustees   , Member of the Advisory Board,     and executive
officers of the trusts    and funds, as applicable,     are listed
below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each
Trustee   , Member of Advisory Board,     and officer who is an
"interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments(registered trademark), P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons"
by virtue of their affiliation with the trust   s    , FMR   ,     or
BT are indicated by an asterisk (*).

   *EDWARD C. JOHNSON 3d (69), Trustee, is President of VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager:
Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; Chairman and Representative Director of Fidelity Investments Japan Limited (1997); and a Director of FDC and of FMR Co., Inc. (2000). Abigail Johnson, Vice President of VIP Growth, VIP Contrafund, VIP Growth Opportunities, and VIP Mid Cap, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.
   J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company
(2000), Columbia/HCA Healthcare Corporation (1999), and Children First
(1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, a Director of the National Forum for Health Care Quality, Measurement and Reporting, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and is a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (67), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Bonneville Pacific (independent power and petroleum production). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A & M University (1999-2000). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

DONALD J. KIRK (67), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

*PETER S. LYNCH (56), Trustee, is Vice Chairman and    a     Director
of FMR   ; and a Director of FMR Co., Inc. (2000).     Prior to May
31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (66), Trustee (1997), is the Interim Chancellor for the University of North Carolina at Chapel Hill. Previously he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (66), Trustee (1993), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he still remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Dynatech Corporation (electronics, 1999).

   *ROBERT C. POZEN (53), Trustee (1997), is Senior Vice President of VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset
Manager: Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities (1997) and VIP Mid Cap. Mr. Pozen also serves as Senior Vice President of other Fidelity funds
(1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); and a Director of Strategic Advisers, Inc. (1999). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

   DWIGHT D. CHURCHILL (46), is Vice President of VIP Investment Grade Bond. He serves as President of the Fixed-Income Division (2000), Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

   BOYCE I. GREER (43), is Vice President of VIP Money Market (1997). He serves as Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).

   ROBERT A. LAWRENCE (47), is Vice President of VIP High Income
(2000) and VIP Asset Manager, VIP Asset Manager: Growth, and VIP Index 500 (1997). Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II
(1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR (1993).

RICHARD A. SPILLANE, JR. (48), is    Vice President of VIP
Equity-Income, VIP Overseas, VIP Balanced, and VIP Growth & Income. He
serves as     Vice President of certain Equity Funds and Senior Vice
President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
JOHN D. AVERY (35), is vice president of Balanced Portfolio (1999) and
another fund advised by FMR. Since joining Fidelity    in     1995,
Mr. Avery worked as a research analyst, portfolio assistant, and manager of several Fidelity funds.

BARRY J. COFFMAN (40), is vice president of High Income Portfolio.

WILLIAM DANOFF (39), is vice president of Contrafund Portfolio (1995) and another fund advised by FMR. Prior to his current responsibilities, Mr. Danoff managed another Fidelity fund.

BETTINA DOULTON (35), is vice president of Growth Opportunities
Portfolio (2000) and other funds advised by FMR. Prior to her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

ROBERT DUBY (54), is vice president of Money Market Portfolio (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby managed a variety of Fidelity funds.

DAVID FELMAN (34), is vice president of Mid Cap Portfolio (1999) and another fund advised by FMR. Prior to his current responsibilities, Mr. Felman managed a variety of Fidelity funds.

KEVIN E. GRANT (40), is vice president of Investment Grade Bond
Portfolio (1997), Balanced Portfolio (1996), and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Grant managed a variety of Fidelity funds.

BART    A. GRENIER (40), is vice president of VIP Asset Manager and
VIP Asset Manager: Growth which he has managed since May 2000. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst and has held a number of positions with FMR and served as an officer of
certain other investment companies managed or advised by F    MR.

RICHARD R. MACE, JR. (38), is vice president of Overseas Portfolio
(1996) and other funds advised by FMR. Prior to his current responsibilities, Mr. Mace managed a variety of Fidelity funds.

CHARLES S. MORRISON II (39), is vice president of Asset Manager
Portfolio (1997), Asset Manager: Growth Portfolio (1997), and other funds advised by FMR. Prior to his current responsibilities, Mr.
Morrison managed a variety of Fidelity funds.

STEPHEN R. PETERSEN (44), is vice president of Equity-Income Portfolio
(1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

STEVEN J. SNIDER (40), is vice president of Asset Manager Portfolio
(1998) and Asset Manager: Growth Portfolio (1998). Prior to his current responsibilities, Mr. Snider managed a variety of Fidelity funds.

JOHN J. TODD (51), is vice president of Asset Manager Portfolio
(1996), Asset Manager: Growth Portfolio (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

JENNIFER UHRIG (39), is vice president of Growth Portfolio (1997) and other funds advised by FMR. Prior to her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.

   ERIC D. ROITER (51), is Secretary of VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager: Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities (1998) and VIP Mid Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

   ROBERT A. DWIGHT (41), is Treasurer of VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager: Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

   MARIA F. DWYER (41), is Deputy Treasurer of VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager: Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

   MATTHEW N. KARSTETTER (38), is Deputy Treasurer of VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager:
Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities (1998) and VIP Mid Cap. He also serves as Deputy Treasurer of other Fidelity funds (1998) and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

   STANLEY N. GRIFFITH (53), is Assistant Vice President of VIP Money Market and VIP Investment Grade Bond (1998). Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

   JOHN H. COSTELLO (53), is Assistant Treasurer of VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager: Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

   THOMAS J. SIMPSON (41), is Assistant Treasurer of VIP Money Market and VIP Investment Grade Bond (1998). Mr. Simpson is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee of each fund for his or her services for the fiscal year ended December 31, 1999.

COMPENSATION TABLE


AGGREGATE COMPENSATION FROM A FUND           Edward C. Johnson 3d**  J. Michael Cook *****  Ralph F. Cox  Phyllis Burke Davis

VIP Money MarketB                            $ 0                     $ 0                    $ 493         $ 480

VIP High IncomeB                             $ 0                     $ 0                    $ 716         $ 694

VIP Equity-IncomeB,C,G                       $ 0                     $ 0                    $ 3,349       $ 3,252

VIP GrowthB,D,G                              $ 0                     $ 0                    $ 3,782       $ 3,683

VIP OverseasB,E,G                            $ 0                     $ 0                    $ 614         $ 598

VIP Investment Grade BondB                   $ 0                     $ 0                    $ 202         $ 196

VIP Asset ManagerB,F,G                       $ 0                     $ 0                    $ 1,383       $ 1,343

VIP Asset Manager: GrowthB                   $ 0                     $ 0                    $ 154         $ 150

VIP Index 500B                               $ 0                     $ 0                    $ 1,292       $ 1,257

VIP ContrafundB                              $ 0                     $ 0                    $ 2,140       $ 2,082

VIP BalancedB                                $ 0                     $ 0                    $ 99          $ 96

VIP Growth & IncomeB                         $ 0                     $ 0                    $ 369         $ 358

VIP Growth OpportunitiesB                    $ 0                     $ 0                    $ 517         $ 502

VIP Mid CapB                                 $ 0                     $ 0                    $ 1           $ 1

TOTAL COMPENSATION FROM THE FUND COMPLEX*,A  $ 0                     $ 0                    $ 217,500     $ 211,500




AGGREGATE COMPENSATION FROM A FUND           Robert  M. Gates  E. Bradley Jones ****  Donald J. Kirk  Ned C. Lautenbach***

VIP Money MarketB                            $ 493             $ 493                  $ 494           $ 132

VIP High IncomeB                             $ 716             $ 716                  $ 715           $ 162

VIP Equity-IncomeB,C,G                       $ 3,349           $ 3,349                $ 3,346         $ 779

VIP GrowthB,D,G                              $ 3,782           $ 3,783                $ 3,785         $ 1,001

VIP OverseasB,E,G                            $ 614             $ 614                  $ 614           $ 156

VIP Investment Grade BondB                   $ 202             $ 202                  $ 202           $ 46

VIP Asset ManagerB,F,G                       $ 1,383           $ 1,383                $ 1,381         $ 321

VIP Asset Manager: GrowthB                   $ 154             $ 154                  $ 154           $ 37

VIP Index 500B                               $ 1,292           $ 1,292                $ 1,293         $ 341

VIP ContrafundB                              $ 2,140           $ 2,140                $ 2,141         $ 558

VIP BalancedB                                $ 99              $ 99                   $ 99            $ 24

VIP Growth & IncomeB                         $ 369             $ 369                  $ 369           $ 91

VIP Growth OpportunitiesB                    $ 517             $ 517                  $ 517           $ 126

VIP Mid CapB                                 $ 1               $ 1                    $ 1             $ 0

TOTAL COMPENSATION FROM THE FUND COMPLEX*,A  $ 217,500         $ 217,500              $ 217,500       $ 54,000



AGGREGATE COMPENSATION FROM A FUND           Peter S. Lynch **  William O. McCoy  Gerald C. McDonough  Marvin L. Mann

VIP Money MarketB                            $ 0                $ 485             $ 610                $ 493

VIP High IncomeB                             $ 0                $ 707             $ 885                $ 716

VIP Equity-IncomeB,C,G                       $ 0                $ 3,306           $ 4,141              $ 3,349

VIP GrowthB,D,G                              $ 0                $ 3,728           $ 4,681              $ 3,782

VIP OverseasB,E,G                            $ 0                $ 606             $ 760                $ 614

VIP Investment Grade BondB                   $ 0                $ 199             $ 249                $ 202

VIP Asset ManagerB,F,G                       $ 0                $ 1,365           $ 1,709              $ 1,383

VIP Asset Manager: GrowthB                   $ 0                $ 152             $ 191                $ 154

VIP Index 500B                               $ 0                $ 1,273           $ 1,599              $ 1,292

VIP ContrafundB                              $ 0                $ 2,109           $ 2,647              $ 2,140

VIP BalancedB                                $ 0                $ 97              $ 122                $ 99

VIP Growth & IncomeB                         $ 0                $ 364             $ 456                $ 369

VIP Growth OpportunitiesB                    $ 0                $ 510             $ 639                $ 517

VIP Mid CapB                                 $ 0                $ 1               $ 1                  $ 1

TOTAL COMPENSATION FROM THE FUND COMPLEX*,A  $ 0                $ 214,500         $ 269,000            $ 217,500



AGGREGATE COMPENSATION FROM A FUND           Robert C. Pozen**  Thomas R. Williams

VIP Money MarketB                            $ 0                $ 483

VIP High IncomeB                             $ 0                $ 701

VIP Equity-IncomeB,C,G                       $ 0                $ 3,277

VIP GrowthB,D,G                              $ 0                $ 3,704

VIP OverseasB,E,G                            $ 0                $ 602

VIP Investment Grade BondB                   $ 0                $ 198

VIP Asset ManagerB,F,G                       $ 0                $ 1,354

VIP Asset Manager: GrowthB                   $ 0                $ 151

VIP Index 500B                               $ 0                $ 1,264

VIP ContrafundB                              $ 0                $ 2,095

VIP BalancedB                                $ 0                $ 97

VIP Growth & IncomeB                         $ 0                $ 361

VIP Growth OpportunitiesB                    $ 0                $ 506

VIP Mid CapB                                 $ 0                $ 1

TOTAL COMPENSATION FROM THE FUND COMPLEX*,A  $ 0                $ 213,000


* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

   ***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas
R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   1,563    ; Phyllis Burke
Davis, $   1,563    ; Robert M. Gates, $   1,563    ; E. Bradley
Jones, $   1,563    ; Donald J. Kirk, $   1,563    ; William O. McCoy,
$   1,563    ; Gerald C. McDonough, $   1,824    ; Marvin L. Mann,
$   1,563    ; and Thomas R. Williams, $   1,563    .

D The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   1,769    ; Phyllis Burke
Davis, $   1,769    ; Robert M. Gates, $   1,769    ; E. Bradley
Jones, $   1,769    ; Donald J. Kirk, $   1,769    ; William O. McCoy,
$   1,769    ; Gerald C. McDonough, $   2,064    ; Marvin L. Mann,
$   1,769    ; and Thomas R. Williams, $   1,769    .

E The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   287    ; Phyllis Burke
Davis, $   287    ; Robert M. Gates, $   287    ; E. Bradley Jones,
$   287    ; Donald J. Kirk, $   287    ; William O. McCoy,
$   287    ; Gerald C. McDonough, $   335    ; Marvin L. Mann,
$   287    ; and Thomas R. Williams, $   287    .

F The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   645    ; Phyllis Burke
Davis, $   645    ; Robert M. Gates, $   645    ; E. Bradley Jones,
$   645    ; Donald J. Kirk, $   645    ; William O. McCoy,
$   645    ; Gerald C. McDonough, $   753    ; Marvin L. Mann,
$   645    ; and Thomas R. Williams, $   645    .

G Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
   Ralph F. Cox, $1,300, VIP Equity-Income; William O. McCoy, $1,300, VIP Equity-Income; Thomas R. Williams, $1,300, VIP Equity-Income; Ralph F. Cox, $1,469, VIP Growth; William O. McCoy, $1,469, VIP Growth; Thomas R. Williams, $1,469, VIP Growth; Ralph F. Cox, $238, VIP Overseas; William O. McCoy, $238, VIP Overseas; Thomas R. Williams, $238, VIP Overseas; Ralph F. Cox, $536, VIP Asset Manager; William O. McCoy, $536, VIP Asset Manager; and Thomas R. Williams, $536, VIP Asset Manager.

Under a deferred compensation plan adopted in September 1995 and
amended in November 1996    and January 2000     (the Plan),
non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees.
   Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   As of February 29, 2000, approximately 62.71% of VIP Asset Manager:
Growth's; approximately 58.41% of VIP Money Market's; approximately 43.18% of VIP Growth & Income's; approximately 36.88% of VIP Balanced's; approximately 30.81% of VIP Investment Grade Bond's; and approximately 26.13% of VIP Index 500's; approximately 20.09% of VIP Contrafund's; approximately 17.80% of VIP Asset Manager's; approximately 15.99% of VIP Growth Opportunities'; approximately 14.42% of VIP Overseas'; approximately 13.02% of VIP Growth's; approximately 12.47% of VIP Equity-Income's; approximately 11.03% of VIP High Income's; and 3.07% of VIP Mid Cap's total outstanding shares was held by FMR affiliates. FMR Corp. is the ultimate parent company of these FMR affiliates. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page 145, Mr. Edward C. Johnson 3d, President and Trustee of the funds, and Ms. Abigail P. Johnson, Vice President of VIP Growth, VIP Contrafund, VIP Growth Opportunities, and VIP Mid Cap, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of VIP Asset Manager: Growth's, VIP Money Market's, VIP Growth & Income's, VIP Balanced's, VIP Investment Grade Bond's, VIP Index 500's, VIP Contrafund's, VIP Asset Manager's, VIP Growth Opportunities', VIP Overseas', VIP Growth's, VIP Equity-Income's, VIP High Income's, and VIP Mid Cap's shares, the Trustees, Member of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.

   As of February 29, 2000, the following owned of record or beneficially 5% or more (up to and including 25%) of each class's outstanding shares:

   VIP Money Market Initial Class: Fidelity Investments Life Insurance Company, Boston, MA (54.32%); American International Life Insurance Corp., New York, NY (5.66%); Reliastar Financial Corp., Minneapolis, MN (5.65%).

   VIP Money Market Service Class 2: Fidelity Investments, Boston, MA
(100%).

   VIP High Income Initial Class: Nationwide Insurance Enterprises, Columbus, OH (31.77%); Allmerica Financial Corp., Worcester, MA
(19.27%); Fidelity Investments Life Insurance Company, Boston, MA
(11.43%).

   VIP High Income Service Class: Nationwide Insurance Enterprises, Columbus, OH (83.17%).

   VIP High Income Service Class 2: Fidelity Investments, Boston, MA
(99.98%).

   VIP Equity-Income Initial Class: Nationwide Insurance Enterprises, Columbus, OH (25.06%); Fidelity Investments Life Insurance Company, Boston, MA (11.69%); Allmerica Financial Corp., Worcester, MA (10.18%); Aetna Inc., Hartford, CT (8.18%); GE Financial Assurance Holdings, Inc., Richmond, VA (6.64%); Citigroup, Inc., Hartford, CT (5.03%).

   VIP Equity-Income Service Class: Nationwide Insurance Enterprises, Columbus, OH (87.45%).

   VIP Equity-Income Service Class 2: Minnesota Life Insurance
Company, St. Paul, MN (91.64%); Fidelity Investments, Boston, MA
(8.37%).

   VIP Growth Initial Class: Nationwide Insurance Enterprises,
Columbus, OH (24.42%); Fidelity Investments Life Insurance Company, Boston, MA (12.69%); Aetna Inc., Hartford, CT (9.37%); Allmerica
Financial Corp., Worcester, MA (8.16%); Citigroup, Inc., Hartford, CT
(7.40%).

   VIP Growth Service Class: Nationwide Insurance Enterprises,
Columbus, OH (68.70%); Lincoln, Fort Wayne, IN (11.78%).

   VIP Growth Service Class 2: Fidelity Investments, Boston, MA
(76.13%); Provident Mutual Life Insurance Co., Newark, DE
(23.88%).

   VIP Overseas Initial Class: Nationwide Insurance Enterprises, Columbus, OH (27.09%); Fidelity Investments Life Insurance Company, Boston, MA (14.16%); Allmerica Financial Corp., Worcester, MA (7.55%); Metropolitan Life Insurance Company, Boston, MA (9.78%); GE Financial Assurance Holdings, Inc., Richmond, VA (5.18%).

   VIP Overseas Service Class: Nationwide Insurance Enterprises,
Columbus, OH (69.51%); IDS Life Insurance Company, Minneapolis, MN (7.82%); ARM Financial Group, Louisville, KY (6.36%).

   VIP Overseas Service Class 2: Fidelity Investments, Boston, MA
(80.48%); Provident Mutual Life Insurance Co., Newark, DE
(19.52%).

   VIP Investment Grade Bond Initial Class: Fidelity Investments Life Insurance Company, Boston, MA (28.23%); Cigna Corporation, Bloomfield, CT (10.78%); Ameritas Financial Services, Lincoln, NE (9.45%);American International Life Insurance Corp., New York, NY (6.96%).

   VIP Investment Grade Bond Service Class 2: Fidelity Investments, Boston, MA (100%).

   VIP Asset Manager Initial Class: Nationwide Insurance Enterprises, Columbus, OH (22.32%); Fidelity Investments Life Insurance Company, Boston, MA (15.97%); GE Financial Assurance Holdings, Inc., Richmond, VA (9.88%); Citigroup, Inc., Hartford, CT (9.34%); American United Life, Indianapolis, IN (6.21%).

   VIP Asset Manager Service Class: Ameritas Financial Services,
Lincoln, NE (50.07%); Nationwide Insurance Enterprises, Columbus, OH
(5.44%).

   VIP Asset Manager Service Class 2: Fidelity Investments, Boston, MA
(100%).

   VIP Asset Manager: Growth Initial Class: Fidelity Investments Life Insurance Company, Boston, MA (58.15%); Mutual of Omaha, Omaha, NE (10.74%); Empire Fidelity Investments Life Insurance Company, New
York, NY (5.86%).

   VIP Asset Manager: Growth Service Class: Ameritas Financial
Services, Lincoln, NE (23.72%); Nationwide Insurance Enterprises,
Columbus, OH (8.49%).

   VIP Asset Manager: Growth Service Class 2: Fidelity Investments, Boston, MA (99.99%).

   VIP Index 500 Initial Class: Fidelity Investments Life Insurance Company, Boston, MA (23.70%); American United Life, Indianapolis, IN (11.42%); Reliastar Financial Corp., Minneapolis, MN (6.86%); Aetna Inc., Hartford, CT (6.60%); Security First Group, Los Angeles, CA (5.92%).

   VIP Index 500 Service Class 2: Fidelity Investments, Boston, MA
(100%).

   VIP Contrafund Initial Class: Fidelity Investments Life Insurance Company, Boston, MA (19.92%); Nationwide Insurance Enterprises,
Columbus, OH (19.09%); Aetna Inc., Hartford, CT (11.79%); GE Financial Assurance Holdings, Inc., Richmond, VA (6.09%); New York Life Group, New York, NY (5.01%).

   VIP Contrafund Service Class: Nationwide Insurance Enterprises, Columbus, OH (57.62%); Lincoln, Fort Wayne, IN (21.86%).

   VIP Contrafund Service Class 2: Minnesota Life Insurance Company, St. Paul, MN (96.15%).

   VIP Balanced Initial Class: Fidelity Investments Life Insurance Company, Boston, MA (36.13%); Aegon USA Securities Inc., Cedar Rapids, IA (6.13%).

   VIP Balanced Service Class: Wilmington Trust Company, Wilmington, DE (10.32%); Wachovia Corp., Winston-Salem, NC (7.10%); Nationwide Insurance Enterprises, Columbus, OH (6.56%); KeyCorp, Inc., Cleveland, OH (6.34%); BankBoston Corporation, Boston, MA (5.25%); HSBC Bank USA, Buffalo, NY (5.11%).

   VIP Balanced Service Class 2: Fidelity Investments, Boston, MA
(100%).

   VIP Growth & Income Initial Class: Fidelity Investments Life
Insurance Company, Boston, MA (42.89%); Minnesota Life Insurance
Company, St. Paul, MN (22.76%); GE Financial Assurance Holdings, Inc., Richmond, VA (11.10%); ARM Financial Group, Louisville, KY
(5.78%).

   VIP Growth & Income Service Class: IDS Life Insurance Company,
Minneapolis, MN (47.39%).

   VIP Growth & Income Service Class 2: Fidelity Investments, Boston,
MA (99.97%).

   VIP Growth Opportunities Initial Class: Fidelity Investments Life Insurance Company, Boston, MA (18.17%); Nationwide Insurance
Enterprises, Columbus, OH (19.00%); GE Financial Assurance Holdings, Inc., Richmond, VA (7.31%); A.G. Edwards & Sons Inc., Saint Louis, MO (5.68%).

   VIP Growth Opportunities Service Class: Nationwide Insurance
Enterprises, Columbus, OH (63.60%).

   VIP Growth Opportunities Service Class 2: Fidelity Investments, Boston, MA (79.64%); Provident Mutual Life Insurance Co., Newark, DE (20.35%).

   VIP Mid Cap Initial Class: Aegon USA Securities Inc., Cedar Rapids, IA (33.53%); Fidelity Investments, Boston, MA (20.48%); American
National Life Insurance Co. of Texas, Galveston, TX (15.50%); American National Life Insurance Co., Boston, MA (7.34%).

   VIP Mid Cap Service Class: IDS Life Insurance Company, Minneapolis, MN (60.29%); ARM Financial Group, Louisville, KY (8.92%); The
Guardian, Bethlehem, PA (8.14%).

   VIP Mid Cap Service Class 2: Minnesota Life Insurance Company, St. Paul, MN (94.01%); Fidelity Investments, Boston, MA (5.98%).

   As of November 30, 1999, approximately 50.20% of VIP Mid Cap's total outstanding shares were held by IDS Life Insurance Company; approximately 29.12% of VIP High Income's total outstanding shares were held by Nationwide Insurance Enterprises; and approximately 30.76% of VIP Overseas' total outstanding shares were held by Nationwide Insurance Enterprises.

   As of February 29, 2000, approximately 54.10% of VIP Mid Cap's total outstanding shares were held by IDS Life Insurance Company; approximately 37.53% of VIP High Income's total outstanding shares were held by Nationwide Insurance Enterprises; approximately 29.75% of VIP Overseas' total outstanding shares were held by Nationwide Insurance Enterprises; approximately 28.13% of VIP Equity-Income's total outstanding shares were held by Nationwide Insurance Enterprises; approximately 28.01% of VIP Growth Opportunities' total outstanding shares were held by Nationwide Insurance Enterprises; and approximately 27.64% of VIP Growth's total outstanding shares were held by Nationwide Insurance Enterprises.

   A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management &
Research (Far East) Inc. (FMR Far East)    and FMR Co., Inc.
(FMRC) . The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the
world   .

   B    T, a New York banking corporation with principal offices at
130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Deutsche Bank AG, whose principal offices are at Taunusanlage 12, D-60325 Frankfurt am Main, Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking, and insurance.

   The funds, FMR, FIMM, FMRC, FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, BT, and FDC have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity and BT investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES (FOR ALL FUNDS EXCEPT VIP INDEX 500). Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT AND SUB-ADVISORY SERVICES (FOR VIP INDEX 500). FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies and limitations, and provides custodial services to the fund.

BT has been advised by counsel that BT currently may perform the services for the fund described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian (except VIP Index 500), auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Each fund also pays the costs related to the solicitation of fund proxies
from    variable product owners    .

MANAGEMENT FEES. For the services of FMR under the management contract, VIP Index 500 pays FMR a monthly management fee at the annual rate of 0.24% of the fund's average net assets throughout the month.

For the services of FMR    under the     management contract, VIP High
Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager: Growth, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, VIP Money Market pays FMR a monthly management fee which has three components: a group fee rate, an individual fund fee rate, and an income-based component of 6% of the fund's monthly gross income in excess of an annualized 5% yield. For this purpose, gross income includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations. The maximum income-based component is an amount equal to an annual rate of 0.24% of the fund's average net assets throughout the month.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for VIP Money Market, VIP Investment Grade Bond, and VIP High Income.

   INCOME AND MONEY MARKET FUNDS

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%           $ 1 billion       .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350              850             .1260

 228 - 264            .1300              900             .1246

 264 - 300            .1275              950             .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 Over     1,260       .0920


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at    $826     billion of group net assets - the approximate
level for December 1999 - was 0.1267%, which is the weighted average of the respective fee rates for each level of group net assets up to
   $826     billion.

The following is the fee schedule for VIP Equity-Income, VIP Growth, VIP Overseas, VIP Asset Manager, VIP Asset Manager: Growth, VIP
Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth
Opportunities, and VIP Mid Cap.

GROWTH, GROWTH & INCOME, AND ASSET ALLOCATION FUNDS

GROUP FEE RATE SCHEDULE                  EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized  Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%             $    1 billion   .5200%

 3 - 6                .4900               50              .3823

 6 - 9                .4600               100             .3512

 9 - 12               .4300               150             .3371

 12 - 15              .4000               200             .3284

 15 - 18              .3850                250            .3219

 18 - 21              .3700               300             .3163

 21 - 24              .3600               350             .3113

 24 - 30              .3500               400             .3067

 30 - 36              .3450               450             .3024

 36 - 42              .3400               500             .2982

 42 - 48              .3350               550             .2942

 48 - 66              .3250               600             .2904

 66 - 84              .3200               650             .2870

 84 - 102             .3150               700             .2838

 102 - 138            .3100               750             .2809

 138 - 174            .3050               800             .2782

 174 - 210            .3000               850             .2756

 210 - 246            .2950               900             .2732

 246 - 282            .2900               950             .2710

 282 - 318            .2850               1,000           .2689

 318 - 354            .2800               1,050           .2669

 354 - 390            .2750               1,100           .2649

 390 - 426            .2700               1,150           .2631

 426 - 462            .2650               1,200           .2614

 462 - 498            .2600               1,250           .2597

 498 - 534            .2550               1,300           .2581

 534 - 587            .2500               1,350           .2566

 587 - 646            .2463               1,400           .2551

 646 - 711            .2426

 711 - 782            .2389

 782 - 860            .2352

 860 - 946            .2315

 946 - 1,041          .2278

 1,041 - 1,145        .2241

 1,145 - 1,260        .2204

 Over     1,260       .2167


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   826     billion of group net assets - the approximate
level for December 1999 - was 0.2768%, which is the weighted average of the respective fee rates for each level of group net assets up to
   $826     billion.

The individual fund fee rate for each of VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager: Growth, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap is set forth in the following table . Based on the average group net assets of the funds advised by FMR for December 1999, each fund's annual management fee rate would be calculated as follows:

                           Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

VIP High Income            0.1267%         +  0.45%                     =  0.5767%

VIP Equity-Income          0.2768%         +  0.20%                     =  0.4768%

VIP Growth                 0.2768%         +  0.30%                     =  0.5768%

VIP Overseas               0.2768%         +  0.45%                     =  0.7268%

VIP Investment Grade Bond  0.1267%         +  0.30%                     =  0.4267%

VIP Asset Manager          0.2768%         +  0.25%                     =  0.5268%

VIP Asset Manager: Growth  0.2768%         +  0.30%                     =  0.5768%

VIP Contrafund             0.2768%         +  0.30%                     =  0.5768%

VIP Balanced               0.2768%         +  0.15%                     =  0.4268%

VIP Growth & Income        0.2768%         +  0.20%                     =  0.4768%

VIP Growth Opportunities   0.2768%         +  0.30%                     =  0.5768%

VIP Mid Cap                0.2768%         +  0.30%                     =  0.5768%


One-twelfth of the management fee rate is applied to each fund's
average net assets for the month,    giving a dollar amount which is
the fee for that month.

VIP Money Market's individual fund fee rate is 0.03%. One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month to which the income-based component is added.

The following table shows the amount of management fees paid by    VIP
Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Asset
Manager: Growth, VIP Contrafund, VIP Balanced, VIP Growth & Income,
VIP Growth Opportunities, and VIP Mid Cap     to FMR for the past
three fiscal years.

Fund                       Fiscal Years Ended December 31  Management Fees Paid to FMR


VIP Money Market           1999                            $ 3,168,788

                           1998                            $ 2,767,757

                           1997                            $ 2,325,636

VIP High Income            1999                            $ 14,638,965

                           1998                            $ 14,703,631

                           1997                            $ 11,403,916

VIP Equity-Income          1999                            $ 56,916,465

                           1998                            $ 54,109,035

                           1997                            $ 42,199,618

VIP Growth                 1999                            $ 81,026,539

                           1998                            $ 53,412,717

                           1997                            $ 41,416,431

VIP Overseas               1999                            $ 16,245,906

                           1998                            $ 15,441,406

                           1997                            $ 14,309,058

VIP Investment Grade Bond  1999                            $ 3,054,862

                           1998                            $ 2,076,505

                           1997                            $ 1,154,096

VIP Asset Manager          1999                            $ 25,926,306

                           1998                            $ 24,986,229

                           1997                            $ 22,002,088

VIP Asset Manager: Growth  1999                            $ 3,196,423

                           1998                            $ 2,924,293

                           1997                            $ 2,323,242

VIP Contrafund             1999                            $ 45,655,867

                           1998                            $ 29,603,506

                           1997                            $ 19,646,719

VIP Balanced               1999                            $ 1,522,322

                           1998                            $ 1,135,397

                           1997                            $ 722,612

VIP Growth & Income        1999                            $ 6,383,024

                           1998                            $ 3,437,849

                           1997                            $ 862,309

VIP Growth Opportunities   1999                            $ 10,735,937

                           1998                            $ 8,011,214

                           1997                            $ 4,186,484

VIP Mid Cap                1999                            $ 26,332

                           1998*                           $ 67



* VIP Mid Cap commenced operations on December 28, 1998.

SUB-ADVISER (FOR VIP INDEX 500). VIP Index 500 and FMR have entered into a sub-advisory agreement with BT. Pursuant to the sub-advisory agreement, FMR has granted BT investment management authority as well as the authority to buy and sell securities.

Under the sub-advisory agreement, for providing investment management and custodial services to VIP Index 500, FMR pays BT fees at an annual
rate of    0.006    % of the average net assets of the fund.

The following table shows the amount of management fees paid by VIP Index 500 to FMR, sub-advisory fees paid by the fund to BT and sub-advisory fees paid by FMR, on behalf of the fund, to BT for the past three fiscal years.


Fund           Fiscal Years Ended December 31  Management Fees Paid to FMR  Sub-Advisory Fees Paid to BT

VIP Index 500  1999                            $ 11,471,194                 $ 125,216

               1998                            $ 6,919,949                  $ 42,017

               1997                            $ 4,102,533                  $ 54




Fund           Sub-Advisory Fees Paid by FMR to BT

VIP Index 500  $ 284,049

               $ 171,947

               $ 8,298*


   * BT began sub-advising VIP Index 500 in December 1997.

   Prior to October 1, 1999, the fund paid a management fee at an annual rate of 0.24% of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT.

MANAGEMENT-RELATED SERVICES (FOR VIP INDEX 500). The fund has also entered into a securities lending agreement with BT. Under the terms of the agreement, BT retains up to 30% of aggregate annual lending revenues for providing securities lending services.

   For each fund (except VIP Index 500), FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

   For VIP Index 500, FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

FMR voluntarily agreed to reimburse    Initial Class     if and to the
extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the period of reimbursement and level of expense limitation for the applicable class; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.


                               Aggregate Operating Expense Limitation  Fiscal Year Ended December 31

VIP Index 500 - Initial Class  0.28%                                   1999




                               Management Fee Before Reimbursement  Amount of  Management Fee Reimbursement

VIP Index 500 - Initial Class  $ 11,596,410                         $ 2,693,102


SUB-ADVISERS (EXCEPT FOR VIP INDEX 500). On behalf of VIP Money Market and VIP Investment Grade Bond, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund. On behalf of VIP Asset Manager, VIP Asset Manager: Growth, and VIP Balanced, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing certain types of investments for each fund. Prior to January 23, 1998, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the money market fund. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreements for VIP Money Market and VIP Investment Grade Bond, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each
fund   .     Under the terms of the sub-advisory agreements for VIP
Asset Manager, VIP Asset Manager: Growth, and VIP Balanced, FMR pays FIMM fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FIMM. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
On behalf of the money market fund, for the fiscal year ended
   D    ecember 31, 1997, FMR paid FMR Texas a fee of $1,162,818. On behalf of the money market fund, for the fiscal years ended
   D    ecember 31,    1999     and 1998,        FMR paid FIMM fees of
$   1,584,394    , and $1,383,878, respectively.

Fees paid to FIMM by FMR on behalf of VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager: Growth, and VIP Balanced for the past fiscal year are shown in the table below.

Fund                       Fiscal Year Ended December 31  Fees Paid to FIMM

VIP Investment Grade Bond  1999                           $ 1,527,431

VIP Asset Manager          1999                           $ 12,963,153

VIP Asset Manager: Growth  1999                           $ 1,598,212

VIP Balanced               1999                           $ 761,161


   On January 1, 2001, FMR will enter into a sub-advisory agreement with FMRC on behalf of VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Asset Manager, VIP Asset Manager: Growth, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap pursuant to which FMRC will have primary responsibility for choosing investments for each fund. On January 1, 2001, FMR will enter into a sub-advisory agreement with FMRC on behalf of VIP Index 500 pursuant to which FMRC may provide investment research and advice and may also provide investment advisory services for the fund.

   Under the terms of the sub-advisory agreement for VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Asset Manager, VIP Asset Manager: Growth, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap, FMR will pay FMRC fees equal to 50% of the management fee payable to FMR under its management contract with each fund. Under the terms of the sub-advisory agreement for VIP Index 500, FMR will pay FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC. The fees paid to FMRC will not be reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of VIP High Income, VIP Asset Manager, VIP Asset Manager:
Growth, VIP Contrafund,    VIP Balanced,     VIP Growth & Income, VIP
Growth Opportunities, and VIP Mid Cap, FMR has entered into
sub-advisory agreements with FMR U.K. and FMR Far    East. On behalf
of VIP Overseas, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

On behalf of VIP High Income, VIP Overseas, VIP Asset Manager, VIP Asset Manager: Growth, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

(small solid bullet) FMR pays FIIA    f    ees equal to 30% of FMR's
monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

(small solid bullet) FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

On behalf of VIP High Income, VIP Asset Manager, VIP Asset Manager:
Growth, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

On behalf of VIP Overseas, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet)    FMR pays FIIA a fee equal to 57% of its
monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

For investment advice and research services, no fees were paid to
   FMR U.K. and FMR Far East     on behalf of    VIP High Income
for the past three fiscal years.    For investment advice and research
services, no fees were paid to FIIA and FIIA(U.K.)L on behalf of VIP Overseas for the past three fiscal years.

For providing investment advice and research services, fees paid to
   FMR U.K. and FMR Far East     on behalf of    VIP Overseas,  VIP
Asset Manager, VIP Asset Manager: Growth, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid
Cap     for the past three fiscal years are shown in the table below.

Fiscal Year Ended December 31  FMR U.K.     FMR Far East

VIP Overseas

1999                           $ 2,242,676  $ 1,379,736

1998                           $ 1,535,144  $ 1,318,561

1997                           $ 1,028,965  $ 984,199

VIP Asset Manager

1999                           $ 174,700    $ 107,321

1998                           $ 108,507    $ 91,546

1997                           $ 206,758    $ 194,817

VIP Asset Manager: Growth

1999                           $ 6,981      $ 4,267

1998                           $ 4,096      $ 3,492

1997                           $ 16,483     $ 15,673

VIP Contrafund

1999                           $ 683,323    $ 410,783

1998                           $ 169,713    $ 152,437

1997                           $ 189,013    $ 184,518

VIP Balanced

1999                           $ 12,793     $ 7,926

1998                           $ 13,435     $ 11,589

1997                           $ 6,670      $ 6,406

VIP Growth & Income

1999                           $ 27,334     $ 16,748

1998                           $ 23,562     $ 20,398

1997                           $ 7,591      $ 7,566

VIP Growth Opportunities

1999                           $ 110,606    $ 68,225

1998                           $ 74,582     $ 64,055

1997                           $ 29,514     $ 28,662

VIP Mid Cap

1999                           $ 118        $ 69

1998*                          $ 0          $ 0


   * VIP Mid Cap commenced operations on December 28, 1998.

   For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K., FMR Far East, or FIIA on behalf of the funds for the past three fiscal years.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with Fidelity Distributors Corporation (FDC), an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of
   each     fund, which are continuously offered at NAV. Promotional
and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Initial Class of each fund, Service Class of each fund (except VIP Money Market, VIP Investment Grade Bond, and VIP Index 500), and Service Class 2 of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Initial Class, Service Class, and Service Class 2 and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

Pursuant to the Service Class Plan for each fund (except VIP Money Market, VIP Investment Grade Bond, and VIP Index 500), FDC is paid a 12b-1 fee at an annual rate of up to 0.25% of Service Class's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a 12b-1 fee for
Service Class of each fund (   except VIP Money Market, VIP Investment
Grade Bond, and VIP Index 500)     at an annual rate of 0.10% of its
average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of
   v    ariable    p    roduct owners to do so.

   Currently, FDC may reallow to intermediaries (such as insurance companies, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Service Class for providing services intended to result in the sale of Service Class shares and/or support services that benefit variable product owners.


   Pursuant to the Service Class 2 Plan for each fund, FDC is paid a 12b-1 fee at an annual rate of 0.25% of Service Class 2's average net assets determined at the close of business on each day throughout the month.

   Currently, FDC may reallow to intermediaries (such as insurance companies, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Service Class 2 for providing services intended to result in the sale of Service Class 2 shares and/or support services that benefit variable product owners.

For the fiscal year ended December 31, 1999, Service Class of each fund (except VIP Money Market, VIP Investment Grade Bond, and VIP
Index 500) paid    FDC the following 12b-1 fees all of which were
reallowed to intermediaries:

Fund

VIP High Income            $ 187,615

VIP Equity-Income          $ 335,256

VIP Growth                 $ 403,810

VIP Overseas               $ 66,278

VIP Asset Manager          $ 14,423

VIP Asset Manager: Growth  $ 6,803

VIP Contrafund             $ 353,057

VIP Balanced               $ 18,312

VIP Growth Opportunities   $ 244,429

VIP Growth & Income        $ 41,594

VIP Mid Cap                $ 3,806

Under each Initial Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class
shares and/or support services    that benefit variable product
owners    . In addition, each Initial Class Plan provides that FMR,
directly or through FDC, may pay    significant amounts to
intermediaries, such as insurance companies, broker-dealers and other
service-providers, that     provide those services. Currently, the
Board of Trustees has authorized such payments for Initial Class shares.

Under each Service Class and Service Class 2 Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Service Class and Service Class 2 Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or
support services    that benefit variable product owners,
including payments    of significant amounts     made to
   intermediaries     that provide those services. Currently, the
Board of Trustees has authorized such payments for Service Class and Service Class 2 shares.

Prior to approving each Initial Class, Service Class, and Service Class 2 Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there
is a reasonable likelihood that the Plan will benefit    the
applicable class of     the fund and    v    ariable    p    roduct
owners. In particular, the Trustees noted that each Initial Class Plan does not authorize payments by Initial Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Initial Class, Service Class, and Service Class 2 Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class, additional sales of fund shares or stabilization of cash flows may result. Furthermore,
certain support services    that benefit variable product owners
may be provided more effectively under the Plans by insurance
companies and their affiliates with whom    v    ariable
   product     owners have other relationships.

Each Service Class and Service Class 2 Plan does not provide for
specific payments by    the applicable class of     any of the
expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

The Glass-Steagall Act generally prohibits federally and state
chartered or supervised banks from    directly     engaging in the
business of underwriting, selling or distributing securities.
F    DC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and
regulations pertaining to the permissible activities of banks   ,
    as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

   FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

   Each class of each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreements,
    FIIOC    performs transfer agency, dividend disbursing, and
shareholder services for each class of each fund.
   For providing transfer agency services, FIIOC receives an asset-based fee paid monthly with respect to each account in a fund.

   For VIP Equity-Income, VIP Growth, VIP Overseas, VIP Asset Manager, VIP Asset Manager: Growth, VIP Index 500, VIP Contrafund, VIP
Balanced, VIP Growth & Income, VIP Growth Opportunities, and VIP Mid Cap, the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

       FIIOC    pays out-of-pocket expenses associated with providing
transfer agent services. In addition,     FIIOC    bears the expense
of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers
   VIP High Income's, VIP Equity-Income's, VIP Growth's, VIP Overseas', VIP Investment Grade Bond's, VIP Asset Manager's, VIP Asset
Manager: Growth's, VIP Contrafund's, VIP Balanced's, VIP Growth &
Income's, VIP Growth Opportunities', and VIP Mid Cap's     securities
lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for domestic equity funds are 0.0365% of the first $500 million of average net assets, 0.0155% of average net assets between $500 million and $3 billion, 0.0040% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for    domestic
fixed-income funds     are 0.0275% of the first $500 million of
average net assets, 0.0175% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for    high
income funds     are 0.0500% of the first $500 million of average net
assets, 0.0200% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for
international funds     are 0.0600% of the first $500 million of
average net assets, 0.0440% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for    money
market funds     are 0.0150% of the first $500 million of average net
assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0021% of average net assets between $10 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                       1999         1998       1997

VIP Money Market           $ 175,672    $ 154,243  $ 133,309

VIP High Income            $ 799,993    $ 811,713  $ 812,930

VIP Equity-Income          $ 1,000,681  $ 837,053  $ 819,525

VIP Growth                 $ 1,024,502  $ 821,826  $ 816,139

VIP Overseas               $ 1,017,529  $ 804,948  $ 803,038

VIP Investment Grade Bond  $ 182,740    $ 184,025  $ 106,949

VIP Asset Manager          $ 938,127    $ 857,083  $ 809,468

VIP Asset Manager: Growth  $ 242,995    $ 301,355  $ 234,257

VIP Index 500              $ 914,740    $ 806,724  $ 599,917

VIP Contrafund             $ 955,854    $ 822,681  $ 807,242

VIP Balanced               $ 162,232    $ 156,276  $ 97,323

VIP Growth Opportunities   $ 586,989    $ 563,938  $ 358,089

VIP Growth & Income        $ 446,582    $ 355,446  $ 113,129

VIP Mid Cap*               $ 60,000     $ 682      N/A


* VIP Mid Cap commenced operations on December 28, 1998.

For administering    VIP High Income's, VIP Equity-Income's, VIP
Growth's, VIP Overseas', VIP Investment Grade Bond's, VIP Asset Manager's, VIP Asset Manager: Growth's, VIP Contrafund's, VIP Balanced's, VIP Growth & Income's, VIP Growth Opportunities', and VIP
Mid Cap's     securities lending program, FSC is paid based on the
number and duration of individual securities loans.

   For the fiscal years ended December 31, 1999, 1998, and 1997, VIP High Income, VIP Investment Grade Bond, and VIP Mid Cap did not pay FSC for securities lending.

Payments made by the funds to FSC for securities lending for the past three fiscal years are shown in the table below.

Fund                       1999     1998  1997

VIP Equity-Income          $ 621    $ 0   $ 0

VIP Growth                 $ 3,005  $ 0   $ 0

VIP Overseas               $ 240    $ 0   $ 0

VIP Asset Manager          $ 452    $ 0   $ 0

VIP Asset Manager: Growth  $ 3      $ 0   $ 0

VIP Contrafund             $ 2,108  $ 0   $ 0

VIP Balanced               $ 11     $ 0   $ 0

VIP Growth & Income        $ 1      $ 0   $ 0

VIP Growth Opportunities   $ 2      $ 0   $ 0

DESCRIPTION OF THE TRUSTS

TRUST ORGANIZATION. Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company organized as a Massachusetts business trust on November 13, 1981. Investment Grade Bond Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio, and Contrafund Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company organized as a Massachusetts business trust on March 21, 1988. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio are funds of Variable Insurance Products Fund III, an open-end management investment company organized as a Massachusetts business trust on July 14, 1994. On December 30, 1996, Variable Insurance Products Fund III changed its name from Fidelity Advisor Annuity Fund to Variable Insurance Products Fund III. On December 30, 1996, Balanced Portfolio changed its name from Advisor Annuity Income & Growth Fund to Balanced Portfolio. On December 30, 1996, Growth Opportunities Portfolio changed its name from Advisor Annuity Growth Opportunities Fund to Growth Opportunities Portfolio. Currently, there are five funds in Variable Insurance Products Fund: Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio. Currently, there are five funds in Variable Insurance Products Fund II: Investment Grade Bond Portfolio, Asset Manager
Portfolio,    Asset Manager: Growth Portfolio,     Index 500
Portfolio,    and     Contrafund Portfolio   .     Currently, there
are four funds in Variable Insurance Products Fund III: Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

SHAREHOLDER LIABILITY. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

For Variable Insurance Products Fund III   , the Declaration of
Trust     provides that the trust shall not have any claim against
shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.

   For Variable Insurance Products Fund and Variable Insurance Products Fund II, each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial
interest.    S    hareholder   s     are entitled to one vote for each
dollar of net asset value    they     own. The voting rights of
shareholders can be changed only by a shareholder vote. Shares may be
voted in the aggregate, by fund   ,     and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

Variable Insurance Products Fund III or    a fund     may be
terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Variable Insurance Products Fund and Variable Insurance Products Fund
II or    a fund or a class     may be terminated upon the sale of its
assets to, or merger with, another open-end management investment
company   , series, or class     thereof, or upon liquidation and
distribution of its assets. Generally, the merger of a trust or a fund
   or a class     with another    operating mutual fund     or the
sale of all    or a portion     of the assets of a trust or a fund
   or a class     to another    operating mutual fund     requires
approval by a vote of shareholders of the trust or the fund    or the
class    . The Trustees may, however, reorganize or terminate each
trust or    a fund or a class     without prior shareholder approval.
In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the
event of the dissolution or liquidation of a fund    or a class    ,
shareholders of that fund    or that class     are entitled to receive
the underlying assets of the fund    or class     available for
distribution.

   CUSTODIANS. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of VIP Money Market, VIP High Income, and VIP Investment Grade Bond. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of VIP Equity-Income, VIP Overseas, VIP Asset Manager, VIP Asset
Manager: Growth, VIP Balanced, and VIP Growth & Income. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts is custodian of the assets of VIP Growth, VIP Contrafund, VIP Growth Opportunities, and VIP Mid Cap. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. For VIP Money Market, VIP High Income, VIP Investment Grade Bond, VIP Growth, VIP Contrafund, VIP Growth Opportunities, and VIP Mid Cap. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. For VIP Equity-Income, VIP Overseas, VIP Asset Manager, VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth, VIP Contrafund, VIP Growth Opportunities, and VIP Mid Cap. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

   BT is custodian of the assets of VIP Index 500. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of VIP Growth's, VIP Contrafund's, VIP Growth Opportunities', and VIP Mid Cap's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR   S    . PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts, serves as independent accountant for VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, and VIP Mid Cap. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

Effective February 18, 1999, Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager:
Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, and VIP Growth Opportunities for the next fiscal period. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the
fiscal year ended    D    ecember 31,    1    999, and report of the
auditor, are included in the fund's annual report and are incorporated herein by reference. Financial statements and financial highlights for Service Class 2 of each fund will be included in each fund's annual report when the class has completed its first annual period.

APPENDIX

ABOUT THE S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by
the stock's current price), with the    50     largest stocks
currently comprising approximately    60.0    % of the index's value.
The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the index's composition from time to time.

The performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which the funds bear.

Although Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P 500 from sources which it considers reliable, Standard & Poor's does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the licensee, owners of the funds, or any other person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor's makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 and any data included therein.

   The following is a list of the 500 stocks comprising the S&P 500 as
of D    ecember 31   .

   ADC TELECOMMUNICATIONS INC
   AFLAC INC
   AES CORP
   AMR CORP/DE
   AT&T CORP
   ABBOTT LABORATORIES
   ADAPTEC INC
   ADOBE SYSTEMS INC
   ADVANCED MICRO DEVICES
   AETNA INC
   AIR PRODUCTS & CHEMICALS INC
   ALBERTO-CULVER CO - CL B
   ALBERTSONS INC
   ALCAN ALUMINIUM LTD
   ALCOA INC
   ALLEGHENY TECHNOLOGIES INC
   ALLERGAN INC
   ALLIED WASTE INDS INC
   ALLSTATE CORP
   ALLTEL CORP
   ALZA CORP
   AMERADA HESS CORP
   AMEREN CORP
   AMERICA ONLINE INC
   AMERICAN ELECTRIC POWER
   AON CORP
   APACHE CORP
   APPLE COMPUTER INC
   APPLIED MATERIALS INC
   ARCHER-DANIELS-MIDLAND CO
   ARMSTRONG WORLD INDS INC
   ASHLAND INC
   ASSOC FST CAPITAL CP - CL A
   ATLANTIC RICHFIELD CO
   AUTODESK INC
   AUTOMATIC DATA PROCESSING
   AUTOZONE INC
   AVERY DENNISON CORP
   AVON PRODUCTS
   BB&T CORP
   BMC SOFTWARE INC
   BAKER-HUGHES INC
   BALL CORP
   BANK OF AMERICA CORP
   BANK OF NEW YORK CO INC
   BANK ONE CORP
   BARD (C.R.) INC
   BARRICK GOLD CORPORATION
   BAUSCH & LOMB INC
   BAXTER INTERNATIONAL INC
   BEAR STEARNS COMPANIES INC
   BECTON DICKINSON & CO
   BED BATH & BEYOND INC
   BELL ATLANTIC CORP
   BELLSOUTH CORP
   BEMIS CO
   BEST BUY CO INC
   BESTFOODS
   BETHLEHEM STEEL CORP
   BIOMET INC
   BLACK & DECKER CORP
   BLOCK H & R INC
   BOEING CO
   BOISE CASCADE CORP
   BOSTON SCIENTIFIC CORP
   BRIGGS & STRATTON
   BRISTOL MYERS SQUIBB
   BROWN-FORMAN - CL B
   BRUNSWICK CORP
   BRLNGTN NTHRN SANTA FE
   BURLINGTON RESOURCES INC
   CBS CORP
   CIGNA CORP
   CMS ENERGY CORP
   CSX CORP
   CVS CORP
   CABLETRON SYSTEMS
   CAMPBELL SOUP CO
   CAPITAL ONE FINL CORP
   CARDINAL HEALTH INC
   CARNIVAL CORP
   CAROLINA POWER & LIGHT
   CATERPILLAR INC
   CENDANT CORP
   CENTEX CORP
   CENTRAL & SOUTH WEST CORP
   CENTURYTEL INC
   CERIDIAN CORP
   CHAMPION INTERNATIONAL CORP
   CHASE MANHATTAN CORP
   CHEVRON CORP
   CHUBB CORP
   CINCINNATI FINANCIAL CORP
   CINERGY CORP
   CIRCUIT CITY STR CRCT CTY GP
   CISCO SYSTEMS INC
   CITIGROUP INC
   CITRIX SYSTEMS INC
   CLEAR CHANNEL COMMUNICATIONS
   CLOROX CO/DE
   COASTAL CORP
   COCA-COLA CO
   COCA-COLA ENTERPRISES
   COLGATE-PALMOLIVE CO
   COLUMBIA ENERGY GROUP
   COLUMBIA/HCA HLTHCR - VTG
   COMCAST CORP - CL A SPL
   COMERICA INC
   COMPAQ COMPUTER CORP
   COMPUTER ASSOCIATES INTL INC
   COMPUTER SCIENCES CORP
   COMPUWARE CORP
   COMVERSE TECHNOLOGY INC
   CONAGRA INC
   CONOCO INC
   CONSECO INC
   CONSOLIDATED EDISON INC
   CONSOLIDATED NATURAL GAS CO
   CONSOLIDATED STORES CORP
   CONSTELLATION ENERGY CORP
   COOPER INDUSTRIES INC
   COOPER TIRE & RUBBER
   COORS (ADOLPH) - CL B
   CORNING INC
   COSTCO WHOLESALE CORP
   COUNTRYWIDE CREDIT IND INC
   CRANE CO
   CROWN CORK & SEAL CO INC
   CUMMINS ENGINE
   DTE ENERGY CO
   DANA CORP
   DANAHER CORP
   DARDEN RESTAURANTS INC
   DEERE & CO
   DELL COMPUTER CORP
   DELPHI AUTOMOTIVE SYS CORP
   DELTA AIR LINES INC
   DELUXE CORP
   DILLARDS INC - CL A
   DISNEY (WALT) COMPANY
   DOLLAR GENERAL
   DOMINION RESOURCES INC
   DONNELLEY (R R) & SONS CO
   DOVER CORP
   DOW CHEMICAL
   DOW JONES & CO INC
   DU PONT (E I) DE NEMOURS
   DUKE ENERGY CORP
   DUN & BRADSTREET CORP
   EMC CORP/MA
   EASTERN ENTERPRISES
   EASTMAN CHEMICAL CO
   EASTMAN KODAK CO
   EATON CORP
   ECOLAB INC
   EDISON INTERNATIONAL
   EL PASO ENERGY CORP/DE
   ELECTRONIC DATA SYSTEMS CORP
   EMERSON ELECTRIC CO
   ENGELHARD CORP
   ENRON CORP
   ENTERGY CORP
   EQUIFAX INC
   EXXON MOBIL CORP
   FMC CORP
   FPL GROUP INC
   FED HOME LOAN MTG CO
   FANNIE MAE
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   FEDEX CORP
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   FIRSTAR CORP
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   FLORIDA PROGRESS CORP
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   FORD MOTOR CO
   FORT JAMES CORP
   FORTUNE BRANDS INC
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   FREEPRT MCMOR COP&GLD -
CL B
   GPU INC
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SER A
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   VF CORP
   VIACOM INC - CL B
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   WAL-MART STORES
   WALGREEN CO
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   WASHINGTON MUTUAL INC
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   WATSON PHARMACEUTICALS INC
   WELLPOINT HLTH NETWRK -
CL A
   WELLS FARGO & CO
   WENDY'S INTERNATIONAL INC
   WESTVACO CORP
   WEYERHAEUSER CO
   WHIRLPOOL CORP
   WILLAMETTE INDUSTRIES
   WILLIAMS COS INC
   WINN-DIXIE STORES INC
   WORTHINGTON INDUSTRIES
   WRIGLEY (WM) JR CO
   XILINX INC
   XEROX CORP
   YAHOO INC
   GLOBAL CROSSING LTD
   TRANSOCEAN SEDCO FOREX INC

   Fidelity, Contrafund, Fidelity Investments & (Pyramid) Design,
Fidelity Focus, Spartan, Fidelity Investments, and Magellan are registered trademarks of FMR Corp.
   Asset Manager and Asset Manager: Growth are service marks of FMR
Corp.
   The third party marks appearing above are the marks of their respective owners.
   The term "VIP" as used in this document refers to Fidelity Variable Insurance Products.

v1.1


Variable Insurance Products Fund

PART C.  OTHER INFORMATION

Item 23. Exhibits

 (a) Amended and Restated Declaration of Trust, dated December 16, 1999, is filed herein as Exhibit a(1).

 (b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

 (c) Not applicable.

 (d) (1) Management Contract between Equity-Income Portfolio and
Fidelity Management & Research Company, dated September 16, 1998, is incorporated herein by reference to Exhibit d(1) of Post-Effective Amendment No. 39.

  (2) Management Contract between Growth Portfolio and Fidelity
Management & Research Company, dated September 16, 1998, is incorporated herein by reference to Exhibit d(2) of Post-Effective Amendment No. 39.

  (3) Management Contract between Overseas Portfolio and Fidelity
Management & Research Company, dated September 16, 1998, is incorporated herein by reference to Exhibit d(3) of Post-Effective Amendment No. 39.

  (4) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.) on behalf of Money Market Portfolio, dated January 1,
1990, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 32.

  (5) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Overseas Portfolio, dated April 1, 1992, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 32.

  (6) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Overseas Portfolio, dated April 1, 1992, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 32.

  (7) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Overseas Portfolio, dated August 1, 1999, is incorporated herein by reference to Exhibit d(7) of Post-Effective Amendment No. 41.

  (8) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Overseas Portfolio, dated April 1, 1992, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 32.

  (9) Management Contract between Money Market Portfolio and Fidelity Management & Research Company, dated September 16, 1998, is incorporated herein by reference to Exhibit d(9) of Post-Effective Amendment No. 39.

  (10) Management Contract between High Income Portfolio and Fidelity Management & Research Company, dated September 16, 1998, is incorporated herein by reference to Exhibit d(10) of Post-Effective Amendment No. 39.

  (11) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of High Income Portfolio, dated January 1, 1994, is incorporated herein by reference to Exhibit 5(s) of Post-Effective No. 28.

  (12) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of High Income Portfolio, dated January 1, 1994, is incorporated herein by reference to Exhibit 5(t) of Post-Effective No. 28.

  (13) Form of Sub-Advisory Agreement betweem Fidelity Management & Research Company and FMR Co., Inc. on behalf of Equity-Income
Portfolio is filed herein as Exhibit d(13).

  (14) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and FMR Co., Inc. on behalf of Growth Portfolio is filed herein as Exhibit d(14).

  (15) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and FMR Co., Inc. on behalf of Overseas Portfolio is filed herein as Exhibit d(15).

  (16) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and FMR Co., Inc. on behalf of High Income Portfolio is filed herein as Exhibit d(16).

  (17) Research Agreement between Fidelity Management & Research (Far
East) Inc. and Fidelity Investments Japan Limited on behalf of High Income Portfolio, dated January 1, 2000, is filed herein as Exhibit d(17).

  (18) Research Agreement between Fidelity Management & Research (Far
East) Inc. and Fidelity Investments Japan Limited on behalf of
Overseas Portfolio, dated January 1, 2000, is filed herein as Exhibit d(18).

 (e) (1) Amended General Distribution Agreement between Money Market Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 32.

  (2) Amended General Distribution Agreement between High Income
Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 32.

  (3) Amended General Distribution Agreement between Equity-Income Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 32.

  (4) Amended General Distribution Agreement between Growth Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 32.

  (5) Amended General Distribution Agreement between Overseas
Portfolio and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 32.

  (6) Amendment to the General Distribution Agreement between the
Registrant and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 32.

  (7) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774)
Post-Effective Amendment No. 61.

  (8) Form of Service Contract between Fidelity Distributors
Corporation and "Qualified Recipients" with respect to Initial Class shares is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment 36.

  (9) Form of Service Contract between Fidelity Distributors
Corporation and "Qualified Recipients" with respect to Service Class shares is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment 36.

  (10) Form of Service Contract between Fidelity Distributors
Corporation and "Qualified Recipients" with respect to Service Class 2 shares is filed herein as Exhibit e(10).

 (f) (1) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No.
33-43529) Post-Effective Amendment No. 19.

 (g) (1) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund on behalf of Money Market Portfolio and High Income Portfolio are incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's (File No. 33-52577) Post-Effective Amendment No. 4.

  (2) Appendix A, dated October 18, 1999, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund on behalf of Money Market Portfolio and High Income Portfolio is incorporated herein by reference to Exhibit g(2) of Fidelity Summer Street Trust's (File No. 2-58542) Post-Effective Amendment No. 58.

  (3) Appendix B, dated March 16, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund on behalf of Money Market Portfolio and High Income Portfolio is incorporated herein by reference to Exhibit g(3) of Fidelity Summer Street Trust's (File No. 2-58542) Post-Effective Amendment No. 58.

  (4) Addendum, dated October 21, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund on behalf of Money Market Portfolio and High Income Portfolio is incorporated herein by reference to Exhibit g(4) of Fidelity Hereford Street Trust's (File No. 33-52577) Post-Effective Amendment No. 12.

  (5) Amendment, dated July 14, 1999, to the Fee Schedule to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund on behalf of Money Market Portfolio and High Income Portfolio is incorporated herein by reference to Exhibit g(5) of Fidelity Summer Street Trust's (File No. 2-58542) Post-Effective Amendment No. 58.

  (6) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Overseas Portfolio are incorporated herein by reference to Exhibit 8(a) of Fidelity
Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 59.

  (7) Appendix A, dated February 22, 2000 to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Overseas Portfolio is incorporated herein by reference to Exhibit g(6) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 69.

  (8) Appendix B, dated March 16, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Overseas Portfolio is incorporated herein by reference to Exhibit g(7) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 69.

  (9) Addendum, dated October 21, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund on behalf of Equity-Income Portfolio and Overseas Portfolio is incorporated herein by reference to Exhibit g(4) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 65.

  (10) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund on behalf of Growth Portfolio are incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56.

  (11) Appendix A, dated August 11, 1999, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund on behalf of Growth Portfolio is incorporated herein by reference to Exhibit g(6) of Fidelity Advisor Series I's (File No. 2-84776) Post-Effective Amendment No. 50.

  (12) Appendix B, dated March 16, 2000, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund on behalf of Growth Portfolio is incorporated herein by reference to Exhibit g(3) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 69.

  (13) Addendum, dated October 21, 1996, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund on behalf of Growth Portfolio is incorporated herein by reference to Exhibit g(4) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 68.

  (14) Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808)
Post-Effective Amendment No. 31.

  (15) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

  (16) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808)
Post-Effective Amendment No. 31.

  (17) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity
Institutional Cash Portfolios' (File No. 2-74808) Post-Effective
Amendment No. 31.

  (18) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

  (19) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

 (h) Not applicable.

 (i) (1) Legal Opinion of Kirkpatrick & Lockhart LLP for Initial Class, Service Class, and Service Class 2 of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio, and Initial Class and Service Class 2 of Money Market Portfolio, dated April 25, 2000, is filed herein as Exhibit i(1).

 (j) (1) Consent of PricewaterhouseCoopers LLP, dated April 25, 2000, is filed herein as Exhibit j(1).

 (k) Not applicable.

 (l) Not applicable.

 (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for
Money Market Portfolio: Initial Class is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 41.

   (2) Distribution and Service Plan pursuant to Rule 12b-1 for High Income Portfolio: Initial Class incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 41.

   (3) Distribution and Service Plan pursuant to Rule 12b-1 for
Equity-Income Portfolio: Initial Class is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 41.

   (4) Distribution and Service Plan pursuant to Rule 12b-1 for Growth
Portfolio: Initial Class is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 41.

   (5) Distribution and Service Plan pursuant to Rule 12b-1 for
Overseas Portfolio: Initial Class is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 41.

   (6) Distribution and Service Plan pursuant to Rule 12b-1 for High Income Portfolio: Service Class is incorporated herein by reference to Exhibit m(6) of Post-Effective Amendment No. 41.

   (7) Distribution and Service Plan pursuant to Rule 12b-1 for
Equity-Income Portfolio: Service Class is incorporated herein by reference to Exhibit m(7) of Post-Effective Amendment No. 41.

   (8) Distribution and Service Plan pursuant to Rule 12b-1 for Growth
Portfolio: Service Class is incorporated herein by reference to Exhibit m(8) of Post-Effective Amendment No. 41.

   (9) Distribution and Service Plan pursuant to Rule 12b-1 for
Overseas Portfolio: Service Class is incorporated herein by reference to Exhibit m(9) of Post-Effective Amendment No. 41.

   (10) Distribution and Service Plan pursuant to Rule 12b-1 for Money Market Portfolio: Service Class 2 is incorporated herein by reference to Exhibit m(10) of Post-Effective Amendment No. 42.

   (11) Distribution and Service Plan pursuant to Rule 12b-1 for High Income Portfolio: Service Class 2 is incorporated herein by reference to Exhibit m(11) of Post-Effective Amendment No. 42.

   (12) Distribution and Service Plan pursuant to Rule 12b-1 for
Equity-Income Portfolio: Service Class 2 is incorporated herein by reference to Exhibit m(12) of Post-Effective Amendment No. 42.

   (13) Distribution and Service Plan pursuant to Rule 12b-1 for
Growth Portfolio: Service Class 2 is incorporated herein by reference to Exhibit m(13) of Post-Effective Amendment No. 42.

   (14) Distribution and Service Plan pursuant to Rule 12b-1 for
Overseas Portfolio: Service Class 2 is incorporated herein by reference to Exhibit m(14) of Post-Effective Amendment No. 42.

 (n) Not applicable.

 (o) (1) Multiple Class of Shares Plan for VIP Funds dated December 16, 1999 is incorporated herein by reference to Exhibit o(1) of Post-Effective Amendment No. 42.

 (p) (1) Code of Ethics, dated January 1, 2000, adopted by the funds, Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit p(1) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 69.

Item 24. Trusts Controlled by or under Common Control with this Trust

 The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Advisers

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

    82 Devonshire Street, Boston, MA 02109

 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and
                           Director of FMR; Chief
                           Executive Officer, Chairman
                           of the Board, and Director
                           of FMR Corp., Fidelity
                           Investments Money
                           Management, Inc. (FIMM),
                           Fidelity Management &
                           Research (U.K.) Inc. (FMR
                           U.K.), Fidelity Management &
                           Research (Far East) Inc.
                           (FMR Far East), and Fidelity
                           Management & Research Co.,
                           Inc. (FMRC); Chairman of the
                           Executive Committee of FMR;
                           Chairman and Representative
                           Director of Fidelity
                           Investments Japan Limited
                           (FIJ); President and Trustee
                           of funds advised by FMR.



Robert C. Pozen            President and Director of
                           FMR; Senior Vice President
                           and Trustee of funds advised
                           by FMR; President and
                           Director of FIMM, FMRC, FMR
                           U.K., and FMR Far East;
                           Director of Strategic
                           Advisers, Inc.; Previously,
                           General Counsel, Managing
                           Director, and Senior Vice
                           President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board
                           and Director of FMR and FMRC.



John Avery                 Vice President of FMR and of
                           funds advised by FMR.



Robert Bertelson           Vice President of FMR and of
                           a fund advised by FMR.



John H. Carlson            Vice President of FMR and of
                           funds advised by FMR.



Robert C. Chow             Vice President of FMR and of
                           a fund advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR
                           and Vice President of Bond
                           Funds advised by FMR; Vice
                           President of FIMM.



Laura B. Cronin            Vice President of FMR and
                           Treasurer of FMR, FIMM, FMR
                           U.K., FMRC and FMR Far East.



Barry Coffman              Vice President of FMR and of
                           a fund advised by FMR.



Arieh Coll                 Vice President of FMR.



Catherine Collins          Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



William Danoff             Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of
                           a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Senior Vice President of FMR
                           and of funds advised by FMR.



Stephen DuFour             Vice President of FMR and of
                           a fund advised by FMR.



Maria F. Dwyer             Vice President of FMR and
                           Deputy Treasurer of the
                           Fidelity funds.



Margaret L. Eagle          Vice President of FMR and of
                           a fund advised by FMR.



William R. Ebsworth        Vice President of FMR.



David Felman               Vice President of FMR and of
                           a fund advised by FMR.



Richard B. Fentin          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Karen Firestone            Vice President of FMR and of
                           a fund advised by FMR.



Michael B. Fox             Assistant Treasurer of FMR,
                           FIMM, FMR U.K., and FMR Far
                           East; Vice President and
                           Treasurer of FMR Corp. and
                           Strategic Advisers, Inc.;
                           Vice President of FMR U.K.,
                           FMR Far East, and FIMM.



Gregory Fraser             Vice President of FMR and of
                           funds advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk
                           of FMR Corp., FMR U.K., FMR
                           Far East, FMRC, and
                           Strategic Advisers, Inc.;
                           Secretary of FIMM; Vice
                           President and Deputy General
                           Counsel of FMR Corp.



David L. Glancy            Vice President of FMR and of
                           funds advised by FMR.



Barry A. Greenfield        Vice President of FMR and of
                           funds advised by FMR.



Boyce I. Greer             Senior Vice President of FMR
                           and Vice President of Money
                           Market Funds advised by FMR;
                           Vice President of FIMM.



Bart A. Grenier            Senior Vice President of FMR
                           and Vice President of
                           High-Income Funds advised by
                           FMR.



Robert J. Haber            Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR;
                           Senior Vice President of
                           FIMM; Vice President of
                           Fixed-Income Funds advised
                           by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR and
                           Director of Technical
                           Research.



Frederick Hoff             Vice President of FMR.



Abigail P. Johnson         Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR; Director of
                           FMR Corp.; Associate
                           Director and Senior Vice
                           President of Equity Funds
                           advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Senior Vice President of FMR
                           and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR;
                           Compliance Officer of FMR
                           U.K. and FMR Far East.



Harris Leviton             Vice President of FMR and of
                           a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of
                           funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of
                           funds advised by FMR.



Shigeki Makino             Vice President of FMR.



Charles A. Mangum          Vice President of FMR and of
                           funds advised by FMR.



Kevin McCarey              Vice President of FMR and of
                           funds advised by FMR.



James McDowell             Senior Vice President of FMR.



Neal P. Miller             Vice President of FMR and of
                           a fund advised by FMR.



Jacques Perold             Vice President of FMR.



Stephen Petersen           Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Vice President, General
                           Counsel, and Clerk of FMR
                           and Secretary of funds
                           advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of
                           funds advised by FMR.



Fergus Shiel               Vice President of FMR and of
                           funds advised by FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of
                           funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of
                           a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR;
                           Associate Director and
                           Senior Vice President of
                           Equity Funds advised by FMR;
                           Previously, Senior Vice
                           President and Director of
                           Operations and Compliance of
                           FMR U.K.



Thomas M. Sprague          Vice President of FMR and of
                           a fund advised by FMR.



Robert E. Stansky          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott D. Stewart           Vice President of FMR and of
                           funds advised by FMR.



Beth F. Terrana            Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of
                           a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of
                           funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR
                           and Director of FMR Corp.



Jason Weiner               Vice President of FMR and of
                           a fund advised by FMR.



Steven S. Wymer            Vice President of FMR and of
                           a fund advised by FMR.





(2)  FMR CO.,  INC. (FMRC)

       82 Devonshire Street, Boston, MA 02109
 FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d  Chairman of the Board and
                      Director of FMRC, FMR U.K.,
                      FMR, FMR Corp., FIMM, and
                      FMR Far East; President and
                      Chief Executive Officer of
                      FMR Corp.; Chairman of the
                      Executive Committee of FMR;
                      Chairman and Representative
                      Director of Fidelity
                      Investments Japan Limited
                      (FIJ); President and Trustee
                      of funds advised by FMR.



Robert C. Pozen       Senior Vice President and
                      Trustee of funds advised by
                      FMR; President and Director
                      of FMRC, FIMM, FMR, FMR
                      U.K., and FMR Far East;
                      Director of Strategic
                      Advisers, Inc.; Previously,
                      General Counsel, Managing
                      Director, and Senior Vice
                      President of FMR Corp.



Peter S. Lynch        Vice Chairman of the Board
                      and Director of FMR and FMRC.



Brian Clancy          Vice President.



Laura B. Cronin       Treasurer of FMRC, FMR U.K.,
                      FMR Far East, FMR, and FIMM
                      and Vice President of FMR.



Jay Freedman          Assistant Clerk of FMR; Clerk
                      of FMR Corp., FMR U.K., FMR
                      Far East, FMRC, and
                      Strategic Advisers, Inc.;
                      Secretary of FIMM; Vice
                      President and Deputy General
                      Counsel of FMR Corp.

(3)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

       25 Lovat Lane, London, EC3R 8LL, England

 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FMR U.K., FMRC,
                        FMR, FMR Corp., FIMM, and
                        FMR Far East; President and
                        Chief Executive Officer of
                        FMR Corp.; Chairman of the
                        Executive Committee of FMR;
                        Chairman and Representative
                        Director of Fidelity
                        Investments Japan Limited
                        (FIJ); President and Trustee
                        of funds advised by FMR.



Robert C. Pozen         President and Director of FMR
                        U.K.; Senior Vice President
                        and Trustee of funds advised
                        by FMR; President and
                        Director of FIMM, FMR, FMRC,
                        and FMR Far East; Director
                        of Strategic Advisers, Inc.;
                        Previously, General Counsel,
                        Managing Director, and
                        Senior Vice President of FMR
                        Corp.



Laura B. Cronin         Treasurer of FMR U.K., FMR
                        Far East, FMR, and FIMM and
                        Vice President of FMR.



Michael B. Fox          Assistant Treasurer of FMR
                        U.K., FMR, FMR Far East,
                        FMRC, and FIMM; Vice
                        President of FMR U.K., FMR
                        Far East, and FIMM; Vice
                        President and Treasurer of
                        FMR Corp. and Strategic
                        Advisers, Inc.



Simon Fraser            Senior Vice President of FMR
                        U.K. and Director and
                        President of FIIA.



Jay Freedman            Clerk of FMR U.K., FMR Far
                        East, FMR Corp., FMRC, and
                        Strategic Advisers, Inc.;
                        Assistant Clerk of FMR;
                        Secretary of FIMM; Vice
                        President and Deputy General
                        Counsel of FMR Corp.



Susan Englander Hislop  Assistant Clerk of FMR U.K.,
                        FMR Far East, and Strategic
                        Advisers, Inc.; Assistant
                        Secretary of FIMM.



Francis V. Knox         Compliance Officer of FMR
                        U.K. and FMR Far East; Vice
                        President of FMR.

(4)  FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East)

      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan

 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FMR Far East,
                        FMR, FMR Corp., FMRC, FIMM,
                        and FMR U.K.; Chairman of
                        the Executive Committee of
                        FMR; President and Chief
                        Executive Officer of FMR
                        Corp.; Chairman and
                        Representative Director of
                        Fidelity Investments Japan
                        Limited (FIJ); President and
                        Trustee of funds advised by
                        FMR.



Robert C. Pozen         President and Director of FMR
                        Far East; Senior Vice
                        President and Trustee of
                        funds advised by FMR;
                        President and Director of
                        FIMM, FMR U.K., FMRC, and
                        FMR; Director of Strategic
                        Advisers, Inc.; Previously,
                        General Counsel, Managing
                        Director, and Senior Vice
                        President of FMR Corp.



Robert H. Auld          Senior Vice President of FMR
                        Far East.



Laura B. Cronin         Treasurer of FMR Far East,
                        FMR U.K., FMR, FMRC, and
                        FIMM and Vice President of
                        FMR.



Michael B. Fox          Assistant Treasurer of FMR
                        Far East, FMR, FMR U.K., and
                        FIMM; Vice President of FMR
                        Far East and FMR U.K.; Vice
                        President and Treasurer of
                        FMR Corp. and Strategic
                        Advisers, Inc.



Francis V. Knox         Compliance Officer of FMR Far
                        East and FMR U.K.; Vice
                        President of FMR.



Jay Freedman            Clerk of FMR Far East, FMR
                        U.K., FMR Corp., FMRC, and
                        Strategic Advisers, Inc.;
                        Assistant Clerk of FMR;
                        Secretary of FIMM; Vice
                        President and Deputy General
                        Counsel of FMR Corp.



Susan Englander Hislop  Assistant Clerk of FMR Far
                        East, FMR U.K., and
                        Strategic Advisers, Inc.;
                        Assistant Secretary of FIMM.



Billy Wilder            Vice President of FMR Far
                        East; President and
                        Representative Director of
                        FIJ.

(5)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

    1 Spartan Way, Merrimack, NH 03054

 FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FIMM, FMR, FMR
                        Corp., FMR Far East, FMRC,
                        and FMR U.K.; Chairman of
                        the Executive Committee of
                        FMR; President and Chief
                        Executive Officer of FMR
                        Corp.; Chairman and
                        Representative Director of
                        Fidelity Investments Japan
                        Limited (FIJ); President and
                        Trustee of funds advised by
                        FMR.



Robert C. Pozen         President and Director of
                        FIMM; Senior Vice President
                        and Trustee of funds advised
                        by FMR; President and
                        Director of FMR, FMR U.K.,
                        FMRC, and FMR Far East;
                        Director of Strategic
                        Advisers, Inc.; Previously,
                        General Counsel, Managing
                        Director, and Senior Vice
                        President of FMR Corp.



Fred L. Henning Jr.     Senior Vice President of
                        FIMM; Senior Vice President
                        of FMR and Vice President of
                        Fixed-Income Funds advised
                        by FMR.



Boyce I. Greer          Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Money
                        Market Funds advised by FMR.



Dwight D. Churchill     Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Bond
                        Funds advised by FMR.



Laura B. Cronin         Treasurer of FIMM, FMR Far
                        East, FMR U.K., FMRC, and
                        FMR and Vice President of FMR.



Michael B. Fox          Assistant Treasurer of FIMM,
                        FMR U.K., FMR Far East, and
                        FMR; Vice President and
                        Treasurer of FMR Corp. and
                        Strategic Advisers, Inc.;
                        Vice President of FIMM, FMR
                        U.K., and FMR Far East.



Jay Freedman            Secretary of FIMM; Clerk of
                        FMR U.K., FMR Far East, FMR
                        Corp., FMRC, and Strategic
                        Advisers, Inc.; Assistant
                        Clerk of FMR; Vice President
                        and Deputy General Counsel
                        of FMR Corp.



Susan Englander Hislop  Assistant Secretary of FIMM;
                        Assistant Clerk of FMR U.K.,
                        FMR Far East, and Strategic
                        Advisers, Inc.



Stanley N. Griffith     Assistant Secretary of FIMM.




(6)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

      Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda
 The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony J. Bolton     Director of FIIA, Fidelity
                      International Investment
                      Advisors (U.K.) Limited
                      (FIIA(U.K.)L), Fidelity
                      Investment Management
                      Limited (FIML (U.K.)),
                      Fidelity Investment Services
                      Limited (FISL (U.K.)), and
                      Fidelity Investments
                      International (FII).



Simon Fraser          Director and President of
                      FIIA and Senior Vice
                      President of FMR U.K.



Richard Ford          Vice President of FIIA.



Simon Haslam          Director and Chief Financial
                      Officer of FIIA, FISL
                      (U.K.), and FII; Director
                      and Secretary of
                      FIIA(U.K.)L; Previously,
                      Chief Financial Officer of
                      FIL; Company Secretary of
                      Fidelity Investments Group
                      of Companies (U.K.);
                      Director of FIJ.



David J. Saul         Director of FIIA; Previously,
                      President of FIIA, Director
                      of Fidelity International
                      Limited, and numerous
                      companies and funds in the
                      FIL group.



Keith Ferguson        Director of FIIA.



Richard Horlick       Director of FIIA.



K.C. Lee              Director of FIIA and Fidelity
                      Investments Management (Hong
                      Kong) Limited.



Frank Mutch           Director of FIIA.



Richard Ford          Director of FIIA.



Peter Phillips        Director of FIIA and Fidelity
                      Investments Management (Hong
                      Kong) Limited.



Matthew Heath         Secretary of FIIA.



Terrence V. Richards  Assistant Secretary of FIIA.



Rosalie Sheppard      Assistant Secretary of FIIA.




(7)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
(FIIA(U.K.)L)

      26 Lovat Lane, London, EC3R 8LL, England

 The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony J. Bolton  Director of FIIA(U.K.)L,
                   Fidelity International
                   Investment Advisors (FIIA),
                   Fidelity Investment
                   Management Limited (FIML
                   (U.K.)), Fidelity Investment
                   Services Limited (FISL
                   (U.K.)), and Fidelity
                   Investments International
                   (FII).



Pamela Edwards     Director of FIIA(U.K.)L, FISL
                   (U.K.), and FII; Previously,
                   Director of Legal Services
                   for Europe.



Simon Haslam       Director and Secretary of
                   FIIA(U.K.)L; Director and
                   Chief Financial Officer of
                   FIIA, FISL (U.K.), and FII;
                   Previously, Chief Financial
                   Officer of FIL, Company
                   Secretary of Fidelity
                   Investments Group of
                   Companies (U.K.); Director
                   of FIJ.



Sally Walden       Director of FIIA(U.K.)L and
                   FISL (U.K.).



Sally Hinchliffe   Assistant Secretary of
                   FIIA(U.K.)L.






(8)  FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)

      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan

 The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d  Chairman and Representative
                      Director of FIJ; Chairman of
                      the Board and Director of
                      FMR Far East, FMR, FMR
                      Corp., FMR U.K., FMRC, and
                      FIMM; Chairman of the
                      Executive Committee of FMR;
                      President and Chief
                      Executive Officer of FMR
                      Corp.; President and Trustee
                      of funds advised by FMR.



Yasuo Kuramoto        Vice Chairman and
                      Representative Director of
                      FIJ.



Billy Wilder          President and Representative
                      Director of FIJ; Vice
                      President of FMR Far East.



Noboru Kawai          Director and General Manager
                      of Administration of FIJ.



Tetsuzo Nishimura     Director and Vice President
                      of Wholesales/  Broker
                      Distribution of FIJ.



Hiroshi Yamashita     Senior Managing Director of
                      FIJ.



Yasushi Murofushi     Statutory Auditor of FIJ.



Takeshi Okazaki       Director and Head of
                      Institutional Sales of FIJ.



Simon Haslam          Director of FIJ; Director and
                      Chief Financial Officer of
                      FIIA, FISL (U.K.), and FII;
                      Director and Secretary of
                      FIIA(U.K.)L; Previously,
                      Chief Financial Officer of
                      FIL; Company Secretary of
                      Fidelity Investments Group
                      of Companies (U.K.).



Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)

Name and Principal   Positions and Offices     Positions and Offices

Business Address*    with Underwriter          with Fund

Edward L. McCartney  Director and President    None

J. Gary Burkhead     Director                  None

Paul J. Gallagher    Director                  None

Kevin J. Kelly       Director                  None

Daniel T. Geraci     Executive Vice President  None

Eric D. Roiter       Vice President and Clerk  Secretary

Jane Greene          Treasurer and Controller  None

Gary Greenstein      Assistant Treasurer       None

Jay Freedman         Assistant Clerk           None

Linda Capps Holland  Compliance Officer        None

 *  82 Devonshire Street, Boston, MA

 (c) Not applicable.

Item 28. Location of Accounts and Records

 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, The Bank of New York, 110 Washington Street, New York, NY; The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY; and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.

Item 29. Management Services

  Not applicable.

Item 30. Undertakings

 The Registrant on behalf of Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio, undertakes (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 43 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 26th day of April 2000.

      Variable Insurance Products Fund

      By /s/Edward C. Johnson 3d          (dagger)

            Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       (Signature)               (Title)                        (Date)

/s/Edward C. Johnson 3d (dagger) President and Trustee          April 26, 2000
   Edward C. Johnson 3d             (Principal Executive Officer)

/s/Robert A. Dwight              Treasurer                      April 26, 2000
   Robert A. Dwight

/s/Robert C. Pozen               Trustee                        April 26, 2000
   Robert C. Pozen

/s/Ralph F. Cox*                 Trustee                        April 26, 2000
   Ralph F. Cox

/s/Phyllis Burke Davis*          Trustee                        April 26, 2000
   Phyllis Burke Davis

/s/Robert M. Gates*              Trustee                        April 26, 2000
   Robert M. Gates

/s/Donald J. Kirk*               Trustee                        April 26, 2000
   Donald J. Kirk

/s/Ned C. Lautenbach*            Trustee                        April 26, 2000
   Ned C. Lautenbach

/s/Peter S. Lynch*               Trustee                        April 26, 2000
   Peter S. Lynch

/s/Marvin L. Mann*               Trustee                        April 26, 2000
   Marvin L. Mann

/s/William O. McCoy*             Trustee                        April 26, 2000
   William O. McCoy

/s/Gerald C. McDonough*          Trustee                        April 26, 2000
   Gerald C. McDonough

/s/Thomas R. Williams*           Trustee                        April 26, 2000
   Thomas R. Williams

(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 16, 1999 and filed herewith.

POWER OF ATTORNEY

 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Colchester Street Trust         Fidelity Hastings Street Trust
Fidelity Aberdeen Street Trust  Fidelity Hereford Street Trust
Fidelity Advisor Series I       Fidelity Income Fund
Fidelity Advisor Series II      Fidelity Institutional
Fidelity Advisor Series III     Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV      Fidelity Investment Trust
Fidelity Advisor Series V       Fidelity Magellan Fund
Fidelity Advisor Series VI      Fidelity Massachusetts
Fidelity Advisor Series VII     Municipal Trust
Fidelity Advisor Series VIII    Fidelity Money Market Trust
Fidelity Beacon Street Trust    Fidelity Mt. Vernon Street
Fidelity Boston Street Trust    Trust
Fidelity California Municipal   Fidelity Municipal Trust
Trust                           Fidelity Municipal Trust II
Fidelity California Municipal   Fidelity New York Municipal
Trust II                        Trust
Fidelity Capital Trust          Fidelity New York Municipal
Fidelity Charles Street Trust   Trust II
Fidelity Commonwealth Trust     Fidelity Oxford Street Trust
Fidelity Concord Street Trust   Fidelity Phillips Street Trust
Fidelity Congress Street Fund   Fidelity Puritan Trust
Fidelity Contrafund             Fidelity Revere Street Trust
Fidelity Court Street Trust     Fidelity School Street Trust
Fidelity Court Street Trust II  Fidelity Securities Fund
Fidelity Covington Trust        Fidelity Select Portfolios
Fidelity Destiny Portfolios     Fidelity Summer Street Trust
Fidelity Devonshire Trust       Fidelity Trend Fund
Fidelity Exchange Fund          Fidelity U.S.
Fidelity Financial Trust        Investments-Bond Fund, L.P.
Fidelity Fixed-Income Trust     Fidelity U.S.
Fidelity Government             Investments-Government
Securities Fund                 Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Newbury Street Trust
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2000.

 WITNESS our hands on this sixteenth day of December, 1999.

/s/Edward C. Johnson 3d     /s/Peter S. Lynch
   Edward C. Johnson 3d        Peter S. Lynch

/s/Ralph F. Cox             /s/William O. McCoy
   Ralph F. Cox                William O. McCoy

/s/Phyllis Burke Davis      /s/Gerald C. McDonough
   Phyllis Burke Davis         Gerald C. McDonough

/s/Ned C. Lautenbach        /s/Marvin L. Mann
   Ned C. Lautenbach           Marvin L. Mann

/s/Donald J. Kirk           /s/Thomas R. Williams
   Donald J. Kirk              Thomas R. Williams

/s/Robert C. Pozen          /s/Robert M. Gates
   Robert C. Pozen             Robert M. Gates

POWER OF ATTORNEY

 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Hereford Street Trust
Fidelity Advisor Series I       Fidelity Income Fund
Fidelity Advisor Series II      Fidelity Institutional Cash
Fidelity Advisor Series III     Portfolios
Fidelity Advisor Series IV      Fidelity Institutional
Fidelity Advisor Series V       Tax-Exempt Cash Portfolios
Fidelity Advisor Series VI      Fidelity Investment Trust
Fidelity Advisor Series VII     Fidelity Magellan Fund
Fidelity Advisor Series VIII    Fidelity Massachusetts
Fidelity Beacon Street Trust    Municipal Trust
Fidelity Boston Street Trust    Fidelity Money Market Trust
Fidelity California Municipal   Fidelity Mt. Vernon Street
Trust                           Trust
Fidelity California Municipal   Fidelity Municipal Trust
Trust II                        Fidelity Municipal Trust II
Fidelity Capital Trust          Fidelity New York Municipal
Fidelity Charles Street Trust   Trust
Fidelity Commonwealth Trust     Fidelity New York Municipal
Fidelity Concord Street Trust   Trust II
Fidelity Congress Street Fund   Fidelity Phillips Street Trust
Fidelity Contrafund             Fidelity Puritan Trust
Fidelity Corporate Trust        Fidelity Revere Street Trust
Fidelity Court Street Trust     Fidelity School Street Trust
Fidelity Court Street Trust II  Fidelity Securities Fund
Fidelity Covington Trust        Fidelity Select Portfolios
Fidelity Daily Money Fund       Fidelity Sterling Performance
Fidelity Destiny Portfolios     Portfolio, L.P.
Fidelity Deutsche Mark          Fidelity Summer Street Trust
Performance                     Fidelity Trend Fund
  Portfolio, L.P.               Fidelity U.S.
Fidelity Devonshire Trust       Investments-Bond Fund, L.P.
Fidelity Exchange Fund          Fidelity U.S.
Fidelity Financial Trust        Investments-Government
Fidelity Fixed-Income Trust     Securities
Fidelity Government                Fund, L.P.
Securities Fund                 Fidelity Union Street Trust
Fidelity Hastings Street Trust  Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Newbury Street Trust
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II
                                Variable Insurance Products
                                Fund III

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

 WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d    July 17, 1997
   Edward C. Johnson 3d